EXHIBIT 99.3


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                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 2006-D
                                    Issuer






                           JPMORGAN CHASE BANK, N.A.
                               Indenture Trustee








                     CHASE BANK USA, NATIONAL ASSOCIATION
                                  Co-Trustee








                          ___________________________

                                   INDENTURE
                          Dated as of March 30, 2006
                          ___________________________




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                               TABLE OF CONTENTS

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                                                                         ----

ARTICLE I Definitions and Other Provisions of General Application              3

Section 1.01.    Definitions..............................................3
Section 1.02.    Incorporation by Reference of Trust Indenture Act........3
Section 1.03.    Other Terms..............................................4
Section 1.04.    Rules of Construction....................................4

ARTICLE II The Notes                                                           6

Section 2.01.    Form.....................................................6
Section 2.02.    Execution, Authentication, and Delivery..................6
Section 2.03.    Registration; Registration of Transfer and Exchange......7
Section 2.04.    Mutilated, Destroyed, Lost, or Stolen Notes..............8
Section 2.05.    Persons Considered Owner.................................9
Section 2.06.    Payment of Principal and Interest; Defaulted Interest....9
Section 2.07.    Cancellation............................................10
Section 2.08.    Book-Entry Notes........................................10
Section 2.09.    Notices To Depository...................................11
Section 2.10.    Definitive Notes........................................11
Section 2.11.    Tax Treatment...........................................12
Section 2.12.    Transfer Restrictions; Restrictive Legends..............12

ARTICLE III Covenants                                                         13

Section 3.01.    Payment of Principal and Interest.......................13
Section 3.02.    Maintenance of Office or Agency.........................13
Section 3.03.    Money For Payments To Be Held in Trust..................14
Section 3.04.    Existence...............................................15
Section 3.05.    Protection of the Collateral............................15
Section 3.06.    Opinions About Collateral...............................16
Section 3.07.    Performance of Obligations..............................17
Section 3.08.    Negative Covenants......................................18
Section 3.09.    Annual Compliance Statement.............................20
Section 3.10.    Issuer May Consolidate, etc., Only on Certain Terms.....20
Section 3.11.    Successor or Transferee.................................21
Section 3.12.    Further Instruments and Acts............................21
Section 3.13.    Compliance with Laws....................................21


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Section 3.14.    Master Servicer as Agent and Bailee of the
                 Indenture Trustee.......................................21
Section 3.15.    Investment Company Act..................................21
Section 3.16.    Representations.........................................22

ARTICLE IV Satisfaction and Discharge                                         23

Section 4.01.    Satisfaction and Discharge of Indenture.................23
Section 4.02.    Application of Trust Money..............................24
Section 4.03.    Subrogation and Cooperation.............................24
Section 4.04.    Release of Collateral...................................25

ARTICLE V Remedies                                                            26

Section 5.01.    Events of Default.......................................26
Section 5.02.    Acceleration of Maturity; Rescission and Annulment......27
Section 5.03.    Collection of Indebtedness and Suits for Enforcement
                 by Indenture Trustee....................................27
Section 5.04.    Indenture Trustee May File Proofs of Claim..............28
Section 5.05.    Remedies; Priorities....................................29
Section 5.06.    Optional Preservation of the Collateral.................31
Section 5.07.    Limitation of Suits.....................................32
Section 5.08.    Unconditional Right to Receive Principal and Interest...32
Section 5.09.    Restoration of Rights and Remedies......................33
Section 5.10.    Rights and Remedies Cumulative..........................33
Section 5.11.    Delay or Omission Not a Waiver..........................33
Section 5.12.    Control by Credit Enhancer Noteholders..................33
Section 5.13.    Waiver of Past Defaults.................................34
Section 5.14.    Undertaking For Costs...................................34
Section 5.15.    Waiver of Stay or Extension Laws........................34
Section 5.16.    Rapid Amortization Events...............................35
Section 5.17.    Sale of Collateral......................................36
Section 5.18.    Performance and Enforcement of Certain Obligations......37

ARTICLE VI The Indenture Trustee                                              37

Section 6.01.    Duties of Indenture Trustee.............................37
Section 6.02.    Notice of Defaults......................................39
Section 6.03.    Rights of Indenture Trustee.............................39
Section 6.04.    Indenture Trustee Not Responsible for Certain Things....40
Section 6.05.    Individual Rights of Indenture Trustee..................41
Section 6.06.    Money Held in Trust.....................................41
Section 6.07.    Compensation............................................42


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Section 6.08.    Eligibility.............................................42
Section 6.09.    Preferential Collection of Claims Against Issuer........42
Section 6.10.    Replacement of Indenture Trustee........................43
Section 6.11.    Acceptance of Appointment by Successor..................44
Section 6.12.    Successor Indenture Trustee by Merger...................44
Section 6.13.    Appointment of Co-Indenture Trustee or
                 Separate Indenture Trustee..............................45
Section 6.14.    Representations and Warranties of Indenture Trustee.....46
Section 6.15.    Co-Trustee and the Loan Insurance Policy................46

ARTICLE VII Noteholders' Lists and Reports                                    49

Section 7.01.    Issuer to Furnish Names and Addresses of Noteholders....49
Section 7.02.    Preservation of Information; Communications.............50
Section 7.03.    Exchange Act Reports....................................50
Section 7.04.    Reports by Indenture Trustee............................51

ARTICLE VIII Accounts, Cap Contract, Disbursements, and Releases              52

Section 8.01.    Accounts................................................52
Section 8.02.    Withdrawals from the Collection Account and the
                 Additional Loan Accounts................................54
Section 8.03.    Payments................................................55
Section 8.04.    Calculation of the Note Rate............................59
Section 8.05.    Claims on the Policy; Policy Payments Account...........59
Section 8.06.    Replacement Policy......................................62
Section 8.07.    Cap Contract............................................63
Section 8.08.    Cap Trust...............................................63

ARTICLE IX Supplemental Indentures                                            64

Section 9.01.    Supplemental Indentures.................................64
Section 9.02.    Execution of Supplemental Indentures....................66
Section 9.03.    Effect of Supplemental Indenture........................67
Section 9.04.    Reference in Notes to Supplemental Indentures...........67
Section 9.05.    Tax Opinion.............................................67
Section 9.06.    Tax Matters .............................................67

ARTICLE X Redemption of Notes                                                 69

Section 10.01.   Redemption..............................................69
Section 10.02.   Form of Redemption Notice...............................71
Section 10.03.   Notes Payable on Redemption Date........................71


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ARTICLE XI Miscellaneous                                                      71

Section 11.01.   Compliance Certificates and Opinions, etc...............71
Section 11.02.   Form of Documents Delivered to Indenture Trustee........73
Section 11.03.   Acts of Noteholders.....................................74
Section 11.04.   Notices.................................................74
Section 11.05.   Notices to Noteholders; Waiver..........................75
Section 11.06.   Alternate Payment and Notice Provisions.................76
Section 11.07.   Conflict with Trust Indenture Act.......................76
Section 11.08.   Effect of Headings and Table of Contents................77
Section 11.09.   Successors and Assigns..................................77
Section 11.10.   Separability............................................77
Section 11.11.   Benefits of Indenture...................................77
Section 11.12.   Legal Holidays..........................................77
Section 11.13.   Governing Law...........................................77
Section 11.14.   Counterparts; Electronic Delivery.......................77
Section 11.15.   Recording of Indenture..................................77
Section 11.16.   No Petition.............................................78
Section 11.17.   Non-recourse............................................78
Section 11.18.   Act on Instructions from Credit Enhancer; Consents and
                 Waivers of Credit Enhancer..............................78
Section 11.19.   Trust Obligation........................................78

                                     ANNEXES

ANNEX 1 - MASTER GLOSSARY OF DEFINE D TERMS...........................ANN-1

                                   EXHIBITS

EXHIBIT A - FORM OF NOTES...............................................A-1
EXHIBIT B - FORM OF CUSTODIAL AGREEMENT ................................B-1


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      THIS INDENTURE, dated as of March 30, 2006, among CWHEQ Revolving Home
Equity Loan Trust, Series 2006-D, a Delaware statutory trust, the INDENTURE TRUSTEE, as indenture trustee, and the CO-TRUSTEE, as co-trustee,

                                WITNESSETH THAT

      Each party agrees for the benefit of the other party and for the benefit of the Secured Parties as follows.

                                GRANTING CLAUSE

      The Issuer Grants to the Indenture Trustee for the Classes of Notes and series referred to in the Indenture Adoption Annex as of the Closing Date, as Indenture Trustee for the benefit of the relevant Secured Parties, all of the Issuer's interest existing now or in the future in:

            o the Loan Group 1 Mortgage Loans including their Asset Balances (including all Additional Balances) and the related Mortgage Files and all property that secures the Loan Group 1 Mortgage Loans and all property that is acquired by foreclosure or deed in lieu of foreclosure, and all collections received on each Loan Group 1 Mortgage Loan after the Cut-off Date (excluding payments due by the Cut-off Date);

            o  the Additional Loan Account related to Loan Group 1;

            o the Additional Home Equity Loans related to Loan Group 1 acquired by the Trust from funds in the related Additional Loan Account;

            o the Issuer's rights under hazard insurance policies and the Loan Insurance Policy related to the Loan Group 1 Mortgage Loans ;

            o the interest of the Issuer in the Sale and Servicing Agreement and the Purchase Agreement (including the Issuer's right to cause Sponsor Loss Coverage Obligation payments to be made and to cause the Loan Group 1 Mortgage Loans to be repurchased);

            o all rights under any guaranty executed in connection with the Loan Group 1 Mortgage Loans ;

            o the Collection Account and the Payment Account maintained to hold collections related to the Loan Group 1 Mortgage Loans and their contents related to Loan Group 1;

            o any Crossover Amount and Subordinated Transferor Collections the Class of Notes related to Loan Group 1 are entitled to from Loan Group
      2; and

            o all present and future claims, demands, causes of action, and chooses in action regarding any of the foregoing and all payments on and all proceeds from any of


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      the foregoing, including all proceeds of their conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of every kind, and other forms of obligations, instruments, and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing (collectively, the "Group 1 Collateral").

      The Issuer Grants to the Indenture Trustee for the Classes of Notes and series referred to in the Indenture Adoption Annex as of the Closing Date, as Indenture Trustee for the benefit of the relevant Secured Parties, all of the Issuer's interest existing now or in the future in:

            o the Loan Group 2 Mortgage Loans including their Asset Balances (including all Additional Balances) and the related Mortgage Files and all property that secures the Loan Group 2 Mortgage Loans and all property that is acquired by foreclosure or deed in lieu of foreclosure, and all collections received on each Loan Group 2 Mortgage Loan after the Cut-off Date (excluding payments due by the Cut-off Date);

            o  the Additional Loan Account related to Loan Group 2;

            o the Additional Home Equity Loans related to Loan Group 2 acquired by the Trust from funds in the related Additional Loan Account;

            o the Issuer's rights under hazard insurance policies and the Loan Insurance Policy related to the Loan Group 2 Mortgage Loans ;

            o the interest of the Issuer in the Sale and Servicing Agreement and the Purchase Agreement (including the Issuer's right to cause Sponsor Loss Coverage Obligation payments to be made and to cause the Loan Group 2 Mortgage Loans to be repurchased);

            o all rights under any guaranty executed in connection with the Loan Group 2 Mortgage Loans ;

            o the Collection Account and the Payment Account maintained to hold collections related to the Loan Group 2 Mortgage Loans and their contents related to Loan Group 2;

            o any Crossover Amount and Subordinated Transferor Collections the Class of Notes related to Loan Group 2 are entitled to from Loan Group
      1; and

            o all present and future claims, demands, causes of action, and chooses in action regarding any of the foregoing and all payments on and all proceeds from any of the foregoing, including all proceeds of their conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards,


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      rights to payment of every kind, and other forms of obligations, instruments, and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing (collectively, the "Group 2 Collateral").

      Additionally, the Class 2-A Notes will have the benefit of the Cap Contract to the extent of the Cap Payment (Cap Trust Share) for payment of Cap Shortfall. JP Morgan Chase Bank, N.A. has accepted an assignment of the Cap Contract as Cap Contract Administrator and hereby agrees to hold the Cap Contract for the benefit of the Holders of the Class 2-A Notes pursuant to the Cap Contract Administration Agreement.

      The Class 1-A Notes and the Class 2-A Notes will have the benefit of the Policy issued by the Credit Enhancer.

      The Issuer agrees that the foregoing Grants are intended to grant in favor of the Indenture Trustee, for the respective benefit of the Secured Parties, a first priority, continuing lien and security interest in all of the Issuer's personal property. The Issuer authorizes the Indenture Trustee to file one or more financing statements describing the collateral as "all personal property" or "all assets" of the Issuer.

      These Grants are made in trust to secure the payment of principal and interest on, and any other amounts owing on, the Notes, without prejudice, priority, or distinction (except as specifically provided in this Indenture), and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

      The foregoing Grants shall inure to the benefit of the Credit Enhancer to the extent of draws made on the Policy and amounts owing under the Insurance Agreement and the Premium Letter, and shall continue for the benefit of the Credit Enhancer until all amounts owed the Credit Enhancer have been repaid in full.

      The Indenture Trustee, as Indenture Trustee on behalf of the Secured Parties, acknowledges the Grants, accepts the trusts under this Indenture in accordance with this Indenture, and agrees to perform its duties required in this Indenture in accordance with its terms and the terms of the Transaction Documents.

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.01.     Definitions.

      Unless the context requires a different meaning, capitalized terms are used in this Indenture as defined in Master Glossary of Defined Terms attached as Annex 1.

      Section 1.02.     Incorporation by Reference of Trust Indenture Act.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference into this Indenture. The following TIA terms used in this Indenture have the following meanings:



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      "Commission" means the Securities and Exchange Commission.

      "indenture securities" means the Notes.

      "indenture security holder" means a Noteholder.

      "indenture to be qualified" means this Indenture.

      "indenture trustee" or "institutional trustee" means the Indenture
Trustee.

      "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

      All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute, or defined by Commission rule have the meanings so assigned to them.

      Section 1.03.     Other Terms.

      Defined terms that are used only in one section or only in another definition may be omitted from the Master Glossary of Defined Terms. Defined terms used in this Indenture are sometimes defined after their first use without a reference such as "(as hereinafter defined)."

      Section 1.04.     Rules of Construction.

      Except as otherwise expressly provided in this Indenture or unless the context clearly requires otherwise:

      (a) Defined terms include, as appropriate, all genders and the plural as well as the singular.

      (b) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Indenture, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Indenture as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The exhibits and other attachments to this Indenture are a part of this Indenture. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Indenture as a whole and not to any particular article, section, exhibit, or other subdivision of this Indenture.

      (c) The headings of the various Articles and Sections in this Indenture are for convenience of reference only and shall not define or limit any of the provisions of this Indenture.

      (d) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Indenture, except in the case of the TIA. References to law are not limited to statutes. References to statutes include any rules or regulations promulgated under them by a governmental authority charged with the administration of the statute. Any reference to any person includes references to its successors and assigns.



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      (e) Any party may execute any of the requirements under this Indenture either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Indenture. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Indenture are implicitly available from time to time.

      (f) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      (g) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably. The word "shall" is used in its imperative sense, as for instance meaning a party agrees to something or something must occur or exist.

      (h) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Indenture, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Indenture are inconsistent with their meanings under generally accepted accounting principles, the definitions in this Indenture shall control. Capitalized terms used in this Indenture without definition that are defined in the Uniform Commercial Code of the relevant jurisdiction are used in this Indenture as defined in that Uniform Commercial Code.

      (i) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years. The words "amended" and "modified" and their


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derivatives as they relate to agreements refer to any changes in the agreement and may be used interchangeably.

      (j) Any reference to the enforceability of any agreement against a party means that it is enforceable against the party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      (k) Generally only the registered holder of a Note is recognized, such as in "Section 2.05. Persons Considered Owner" and payment provisions. However, for the purposes of the transfer restrictions and related provisions, such as agreements, representations, and warranties by holders of Notes, references to Noteholders, holders, and the like refer equally to beneficial owners who have an interest in a Note but are not reflected in the note register as the owner and references to transfers of Notes include transfers of interests in a Note.

                                  ARTICLE II

                                   THE NOTES

      Section 2.01.     Form.

      The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form of Exhibit A, with any appropriate insertions, omissions, substitutions, and other variations required or permitted by this Indenture. The Notes may have any letters, numbers, or other marks of identification and any legends or endorsements placed on them that the officers executing them determine appropriate and that are consistent with this Indenture, as evidenced by their execution of the Notes. Any portion of the text of any Note may be on its reverse.

      The Notes may be typewritten, printed, lithographed, or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing them, as evidenced by their execution of them.

      The terms of the Notes are part of the terms of this Indenture.

      Section 2.02.     Execution, Authentication, and Delivery.

      (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that they may have ceased to hold their offices before the authentication and delivery of the Notes or did not hold their offices at the date of the Notes.

      (b) The Indenture Trustee shall upon Issuer Order authenticate and deliver for original issue the Classes of Notes in the amounts reflected in the Indenture Adoption Annex. The aggregate principal amount of each Class of Notes outstanding at any time may not exceed


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those amounts except as provided in Section 2.04. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $25,000 and in integral multiples of $1,000 above that.

      (c) No Note shall be entitled to any benefit under this Indenture or be a valid obligation of the Issuer for any purpose, unless a certificate of authentication appears on it executed by the Indenture Trustee by the manual signature of one of its authorized signatories. A certificate of authentication on any Note shall be conclusive evidence, and the only evidence, that it has been duly authenticated and delivered under this Indenture.

      Section 2.03.     Registration; Registration of Transfer and Exchange.

      (a) The Issuer shall cause a register (the "Note Register") to be kept in which the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for registering Notes and transfers of Notes. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to, it shall assume the duties of Note Registrar.

      If the Issuer appoints a person other than the Indenture Trustee to be Note Registrar, the Issuer will give the Indenture Trustee prompt notice of the appointment of the Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee may inspect the Note Register at all reasonable times and obtain copies of it. The Indenture Trustee may rely on a certificate executed on behalf of the Note Registrar by one of its Authorized Officers as to the names and addresses of the Noteholders and the principal amounts and number of the Notes.

      (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained pursuant to Section 3.02, if the requirements of this Indenture and Section 8-401(a) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferees, new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

      (c) At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer maintained pursuant to Section 3.02. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

      (d) All Notes issued on any registration of transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for registration of transfer or exchange.



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

      (e) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, its Holder or any attorney for its Holder duly authorized in writing. The endorsement signature shall be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or any other "signature guarantee program" chosen by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

      (f) No Holder shall incur a service charge for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or 9.04 not involving any transfer.

      (g) The preceding provisions of this Section notwithstanding, the Note Registrar need not register and the Issuer need not make transfers or exchanges of Principal Amount Notes selected for redemption or transfers or exchanges of any Note during the 15 days preceding the due date for any payment on it.

      Section 2.04.     Mutilated, Destroyed, Lost, or Stolen Notes.

      If (i) the Indenture Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Note and the Indenture Trustee receives the security or indemnity it requires to hold the Issuer and the Indenture Trustee harmless, or (ii) any mutilated Note is surrendered to the Indenture Trustee, then, in the absence of notice to the Issuer, the Note Registrar, or the Indenture Trustee that the Note has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Issuer shall execute, and on its request the Indenture Trustee shall authenticate and deliver, in exchange for the Note, a replacement Note of the same Class of like tenor and principal amount. If the mutilated, destroyed, lost, or stolen Note is, or within seven days becomes, payable, or is called for redemption, instead of issuing a replacement Note the Issuer may pay the mutilated, destroyed, lost, or stolen Note when payable or on its redemption date.

      If, after the delivery of the replacement Note or payment of a destroyed, lost, or stolen Note pursuant to this Section, a Protected Purchaser of the original Note in lieu of which the replacement Note was issued presents it for payment, the Issuer and the Indenture Trustee may recover the replacement Note (or the payment) from the person to whom it was delivered or any person taking the replacement Note from the person to whom the replacement Note was delivered or any assignee of that person, except a Protected Purchaser, and may recover on the security or indemnity provided for it to the extent of any expense incurred by the Issuer or the Indenture Trustee in connection with it.

      Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of the Note of a sum sufficient to cover any tax or other


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

governmental charge that may be imposed on it and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) in connection with it.

      Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost, or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost, or stolen Note is enforceable by anyone at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any other Notes duly issued under this Indenture.

      The provisions of this Section are exclusive and shall preclude all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes.

      Section 2.05.     Persons Considered Owner.

      Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the person in whose name any Note is registered (as of the day of determination) as the owner of the Note for the purpose of receiving payments of principal and interest on the Note and for all other purposes whatsoever, whether or not the Note is overdue. None of the Issuer, the Indenture Trustee, or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      Section 2.06.     Payment of Principal and Interest; Defaulted Interest.

      (a) Each Class of Interest Bearing Notes shall accrue interest on its Outstanding Amount at its Note Rate before and after maturity. Interest shall be payable on each Payment Date as specified in Section 8.03 or 5.05, subject to Section 3.01. Any installment of interest payable on an Interest Bearing Note or installment of principal payable on a Principal Amount Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the person in whose name the Note (or its predecessor
Note) is registered on the Record Date by wire transfer of immediately available funds to the account designated by the Holder at a bank or other entity having appropriate facilities, if the Holder has so notified the Indenture Trustee in writing at least five Business Days before the Record Date and is either the Depository or owner of record of Notes having an aggregate principal or notional amount of at least $1,000,000, and otherwise by check mailed first-class postage prepaid to the Holder's address as it appears on the Note Register on the Record Date, or by any other means the Noteholder and the Indenture Trustee agree to, except for the final installment of principal payable on a Principal Amount Note on a Payment Date, a redemption date, or the Scheduled Maturity Date (and except for the redemption price for any Class of Principal Amount Notes called for redemption pursuant to Section 10.01) which shall be payable as provided below.

      (b) The principal of each Principal Amount Note shall be payable, if not previously paid, on the related Scheduled Maturity Date in the manner specified in Section 8.03. All principal payments on each Class of Principal Amount Notes shall be made pro rata to the Noteholders of that Class. The Indenture Trustee shall send a notice to each person in whose name a Principal Amount Note is registered at the close of business on the Record Date preceding the Scheduled Maturity Date. The notice shall be sent by first-class mail, postage prepaid, or by facsimile (promptly confirmed by mail) not later than ten days before the Scheduled Maturity Date to each Holder of Principal Amount Notes as of the close of business on the Record Date preceding the Scheduled Maturity Date, at the Holder's address or facsimile number appearing in the Note Register, and shall specify that the principal of the Note will be payable only on presentation and surrender of the Note and shall specify the place where the Note may be presented and surrendered for payment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

      (c) If the Issuer defaults in a payment of interest on a Class of Interest Bearing Notes, the Issuer shall pay defaulted interest (plus interest on the defaulted interest to the extent lawful) at the applicable Note Rate in any lawful manner. The Issuer may pay the defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days before the Payment Date. The Issuer shall fix the special record date and Payment Date, and, at least 15 days before the special record date, the Issuer shall mail to each affected Holder a notice that states the special record date, the Payment Date, and the amount of defaulted interest to be paid.

      Section 2.07.     Cancellation.

      All Notes surrendered for payment, registration of transfer, exchange, or redemption shall, if surrendered to any person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered under this Indenture that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated instead of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless before their disposal the Issuer directs by an Issuer Order that they be returned to it.

      Section 2.08.     Book-Entry Notes.

      (a) The Book-Entry Notes, on original issuance, will be issued by the Issuer in the form of typewritten Notes representing the Book-Entry Notes, to the Depository Trust Company, the initial Depository. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a definitive Note representing its interest in a Note, except as provided in
Section 2.10. Until definitive, fully registered Notes have been issued to the Note Owners pursuant to Section 2.10:

            (i) the provisions of this Section shall be in full force;

            (ii) the Note Registrar and the Indenture Trustee may deal with the Depository for all purposes of this Indenture (including the payment of principal and interest on the Notes and accepting instructions under this Indenture) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

            (iii) to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

            (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between the Note Owners and the Depository;

            (v) until definitive Notes are issued for the Book-Entry Notes pursuant to Section 2.10, the Depository will make book-entry transfers among the Depository's participants and receive and transmit payments of principal and interest on the Book-Entry Notes to the Depository's participants;

            (vi) whenever this Indenture requires or permits actions to be taken based on instructions from Holders of Notes evidencing a specified percentage of the Outstanding Amount, the Depository shall be treated as representing that percentage only to the extent that it has received instructions to that effect from Note Owners owning the required percentage of the beneficial interest in the Notes and has delivered the instructions to the Indenture Trustee; and

            (vii) the Indenture Trustee may conclusively rely on information furnished by the Depository about its participants and furnished by the participants about indirect participating firms and persons shown on the books of the indirect participating firms as direct or indirect Note Owners.

      (b) The Book-Entry Notes may not be transferred except as a whole and then only by the Depository to its nominee or by its nominee to the Depository or another nominee of the Depository, or by the Depository or its nominee to a successor to the Depository or the successor's nominee.

      Section 2.09.     Notices To Depository.

      Whenever a communication to the Noteholders is required under this Indenture, until definitive Notes have been issued to the Note Owners pursuant to Section 2.10, the Indenture Trustee shall communicate with the Depository as Holder of the Notes, and shall have no obligation to the Note Owners.

      Section 2.10.     Definitive Notes.

      If

            (i) the Issuer advises the Indenture Trustee in writing that the Depository is no longer willing or able to discharge its responsibilities properly with respect to the Book-Entry Notes and the Issuer is unable to locate a qualified successor, or

            (ii) after the occurrence of an Event of Default, Note Owners of not less than 51% of the aggregate Outstanding Amount of all Classes of Book-Entry Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Indenture Trustee of the occurrence of the event and of the availability of definitive Notes to Note Owners requesting them. Upon surrender to the Indenture Trustee of the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar, or the Indenture Trustee shall be liable for any delay in delivery of the instructions and may conclusively rely on, and shall be protected in relying on, the instructions. On the issuance of definitive Notes, the Indenture Trustee shall recognize the Holders of the definitive Notes as Noteholders.

      Section 2.11.     Tax Treatment.

      The Issuer has agreed to make a REMIC election pursuant to the Trust Agreement, and the Notes will be REMIC regular interests.

      Section 2.12.     Transfer Restrictions; Restrictive Legends.

      (a) Each transferee or purchaser of a Note that is a plan or is investing plan assets shall represent (or, in the case of a Book-Entry Note, shall be deemed to represent) that the investment and holding of the Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. No plan advised by the Issuer, the Master Servicer, any other servicer, the Indenture Trustee, the underwriter or any of their respective affiliates may invest in the Notes unless an appropriate administrative prohibited transaction exemption applies to the investment. A plan is advised by a person if the person has investment or administrative discretion with respect to plan assets to be invested in the Notes, has authority or responsibility to give, or regularly gives, investment advice with respect to those plan assets for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to those plan assets, and will be based on the particular investment needs for the plan, or the person is an employer maintaining or contributing to the plan. The Class A-IO Notes may not be transferred to a plan or to an entity investing plan assets. The Note Registrar will not register any transfer of a Note that violates the foregoing representation or prohibitions. A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code), and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      (b) Unless the Indenture Trustee receives an Opinion of Counsel to the effect that it is no longer appropriate, each definitive Note shall bear the following legend on its face:

      "[Notes other than Class A-IO Notes] Each transferee or purchaser of this Note that is a plan or is investing plan assets, by acceptance of this Note or an interest in this Note, represents that the investment and holding of this Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. [Class A-IO Notes: This Note may not be transferred to a plan or to an entity investing plan assets] A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary."

      (c) Each Book-Entry Note shall bear the following legend on its face:

      "Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note."

                                  ARTICLE III

                                   COVENANTS

      Section 3.01.     Payment of Principal and Interest.

      The Issuer will duly and punctually pay the principal of the Principal Amount Notes and interest on the Interest Bearing Notes and other amounts payable on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code or other applicable tax laws by any person from a payment to any Noteholder of interest or principal or other amounts shall be considered to have been paid by the Issuer to the Noteholder for all purposes of this Indenture.

      The Notes are non-recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust. The Issuer shall not otherwise be liable for payments on the Notes.

      Section 3.02.     Maintenance of Office or Agency.

      The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices to and demands on the Issuer regarding the Notes and this Indenture may be served. The Issuer initially appoints the Indenture Trustee to serve as its agent for these purposes. The Indenture Trustee will give prompt notice to the Issuer of the location, and of any change in the location, where the Indenture Trustee maintains this office or agency. If the Issuer ever fails to maintain the required office or agency, then surrenders, notices, and demands may be made or served at the Corporate Trust Office.

      Section 3.03.     Money For Payments To Be Held in Trust.

      All payments of amounts payable on any Notes pursuant to
Section 8.03, shall be made from amounts deposited in the Payment Account by the Indenture Trustee or by another Paying Agent, and no amounts so deposited in the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section or Section 8.03.

      The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which the Paying Agent agrees with the Indenture Trustee that it will, and the Indenture Trustee hereby agrees in its capacity as Paying Agent that it will:

            (i) hold all sums held by it for the payment of amounts due on the Notes in trust for the benefit of the persons entitled to them until they are paid to the persons entitled to them or otherwise disposed of as provided in this Indenture, and pay them to the persons entitled to them as provided in this Indenture;

            (ii) give the Indenture Trustee and the Credit Enhancer notice of any payment default by the Issuer on the Notes of which it has actual knowledge;

            (iii) at any time during the continuance of any payment default on the Notes, at the request of the Indenture Trustee, immediately pay to the Indenture Trustee all sums held in trust by it for the payment of the Notes;

            (iv) immediately resign as a Paying Agent and immediately pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

            (v) be bound by Section 11.16; and

            (vi) comply with all requirements of the Code to withhold from any payments made by it on any Notes any applicable withholding taxes imposed on them and comply with any applicable reporting requirements.

      To obtain the satisfaction and discharge of this Indenture or for any other purpose, the Issuer may at any time by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held by it in trust. Those sums shall be held by the Indenture Trustee on the same trusts as those on which the sums were held by the Paying Agent. On payment by a Paying Agent to the Indenture Trustee, it shall be released from all further liability with respect to that money.

      Subject to applicable laws on abandoned property, any money held in trust by the Indenture Trustee or any Paying Agent for the payment of any amount due on any Note remaining unclaimed for two years after it has become payable shall be discharged from the trust and be paid to the Issuer on Issuer Request. After that the Holder of the unpaid Note shall look only to the Issuer for its payment as an unsecured general creditor (but only to the extent of the amounts paid to the Issuer). On its payment to the Issuer all liability of the Indenture Trustee or the Paying Agent with respect to that trust money shall cease. The Indenture Trustee or the Paying Agent, before being required to make the payment to the Issuer, shall at the expense and direction of the Issuer cause to be published once a notice that the money remains unclaimed and that, after a date specified in the notice not less than 30 days from the date of the publication, any unclaimed balance of the money then remaining will be repaid to the Issuer. The notice shall be published in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of the repayment (including mailing notice of the repayment to their last address of record to Holders whose Principal Amount Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent).

      Section 3.04.     Existence.

      The Issuer will preserve its existence, rights, and franchises as a Delaware statutory trust (unless it or any successor becomes organized under the laws of any other State or of the United States, in which case the Issuer will preserve its existence, rights, and franchises under the laws of that other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which qualification to do business is necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral, and each other material agreement of the Issuer.

      Section 3.05.     Protection of the Collateral.

      (a) The Issuer intends the Security Interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Secured Parties to be before all other liens on the Collateral (except as otherwise provided in the Transaction Documents). The Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Secured Parties, a first priority perfected Security Interest in the Collateral (except as otherwise provided in the Transaction Documents). The Issuer will execute and deliver any supplements and amendments to this Indenture and any Financing Statements, Continuation Statements, instruments of further assurance, and other instruments and will take any other action appropriate to:

            (i) Grant more effectively any portion of the Collateral;

            (ii) preserve the Security Interest (and its priority) created by this Indenture or carry out more effectively the purposes of this Indenture;

            (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any rights with respect to any of the Collateral;

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee, the Credit Enhancer, and the Noteholders in the Collateral against all adverse claims; or

            (vi) pay all taxes or assessments levied or assessed on the Collateral when due.

      (b) Except as otherwise provided in this Indenture or the other Transaction Documents, the Indenture Trustee shall not remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate, or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section
3.06 unless the Indenture Trustee and the Credit Enhancer receive an Opinion of Counsel to the effect that the lien and Security Interest created by this Indenture will continue to be maintained on any removed property after giving effect to its removal.

      (c) The Issuer designates the Indenture Trustee its agent and attorney-in-fact to execute any Financing Statement, Continuation Statement, or other instrument required to be executed pursuant to this Section. The Issuer authorizes the Indenture Trustee to file Financing Statements or Continuation Statements, and amendments to them, relating to any part of the Collateral without the signature of the Issuer where permitted by law. A carbon, photographic, or other reproduction of this Indenture or any filed Financing Statement covering the Collateral or any part of it shall be sufficient as a Financing Statement where permitted by law. The Indenture Trustee will promptly send to the Issuer any Financing Statements or Continuation Statements that it files without the signature of the Issuer. Any Financing Statement filed relating to any part of the Collateral will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

      Section 3.06.     Opinions About Collateral.

      (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel either

            (i) stating that, in its opinion, no action is necessary to perfect the Security Interest of this Indenture in the Mortgage Loans or

            (ii) stating that, in its opinion, all action

                  o with respect to the recording and filing of this Indenture, any indentures supplemental to this Indenture, and any other requisite documents and

                  o with respect to the execution and filing of any Financing Statements and Continuation Statements

      has been taken that is necessary to perfect the Security Interest of this Indenture in the Mortgage Loans, and reciting the details of the action.

      (b) By the date specified in the Indenture Adoption Annex in each calendar year beginning in the year specified in the Indenture Adoption Annex, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel either stating that, in its opinion, no action is necessary to maintain the perfected Security Interest of this Indenture in the Mortgage Loans or stating that, in its opinion, all action has been taken

            (i) with respect to the recording, filing, re-recording, and refiling of this Indenture, any indentures supplemental to this Indenture, and any other requisite documents and

            (ii) with respect to the execution and filing of any Financing Statements and Continuation Statements

necessary to maintain the perfected Security Interest created by this Indenture in the Mortgage Loans and reciting the details of the action. The Opinion of Counsel shall also describe the recording, filing, re-recording, and refiling of this Indenture, any indentures supplemental to this Indenture, and any other requisite documents and the execution and filing of any Financing Statements and Continuation Statements that will, in counsel's opinion, be required to maintain the perfected Security Interest of this Indenture in the Mortgage Loans until the date specified in the Indenture Adoption Annex in the following calendar year.

      Section 3.07.     Performance of Obligations.

      (a) The Issuer will not take any action (and will not permit others to take any action) that would release any person from any of their material obligations under any of the Transaction Documents, that would create any Security Interests that are not provided for in the Transaction Documents, or that would change or impair the validity or effectiveness of the Transaction Documents or any Security Interest granted under them, except as expressly provided in the Transaction Documents. The Indenture Trustee, as pledgee of the Mortgage Loans and an assignee of the Issuer's rights under the Sale and Servicing Agreement may exercise all of the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Sale and Servicing Agreement. Unless granted or permitted by the Credit Enhancer, the Issuer may not waive any default by the Master Servicer under the Sale and Servicing Agreement or terminate the Master Servicer under the Sale and Servicing Agreement.

      (b) The Issuer may contract with other persons to assist it in performing its duties under this Indenture, and the performance of those duties by a person identified to the Indenture Trustee in an Officer's Certificate shall be considered to be action taken by the Issuer.

      (c) The Issuer will punctually perform all of its obligations under the Transaction Documents, including properly filing all Financing Statements and Continuation Statements required to be filed by the Transaction Documents. Except as provided in Section 9.01, the Rating Agency Condition must be satisfied in connection with any amendment, termination, or material change in a Transaction Document. The Issuer shall not amend, terminate, or otherwise change any Transaction Document without the consent of the Indenture Trustee and the Credit Enhancer. The Issuer will provide notice of any termination, amendment, or material change in any Transaction Document to the Rating Agencies. The consent of the Indenture Trustee will not be required if the Rating Agency Condition is satisfied with respect to the proposed action.

      (d) Without derogating from the Grants to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee under this Indenture, the Issuer agrees

            (i) that it will not, without the prior consent the Credit Enhancer and of either the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes, change or waive, or agree to or otherwise permit any change to or waiver of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement); and

            (ii) that any change in the terms of any Collateral shall not

                  (A) increase or reduce the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders (except as may be incidental to changes or waivers allowed under (d)(i)) or

                  (B) reduce the percentage of the Notes that is required to consent to any change in the terms of any Collateral without the consent of the Holders of all the Outstanding Notes.

If the Credit Enhancer and either the Indenture Trustee or the requisite percentage of Holders consent to any change in the terms of any Collateral, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, any documents the Indenture Trustee deems appropriate under the circumstances.

      Section 3.08.     Negative Covenants.

      So long as any Notes are Outstanding, the Issuer shall not:

      (a) dispose of any of the Collateral or other properties or assets of the Issuer, except as expressly permitted by this Indenture or the Sale and Servicing Agreement, unless directed to do so by the Indenture Trustee with the consent of the Credit Enhancer;

      (b) claim any credit on, or make any deduction from the principal or interest or other amounts payable on, the Notes (other than amounts properly withheld from payments under the Code or applicable State law) or assert any claim against any present or former Noteholder for the payment of the taxes levied or assessed on any part of the Collateral;

      (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be changed (except as otherwise provided in the Sale and Servicing Agreement), or permit any person to be released from any obligations on the Notes or under this Indenture except as expressly permitted by this Indenture, (ii) permit any lien, charge, excise, claim, Security Interest, mortgage, or other encumbrance (other than the lien of this Indenture and as otherwise provided in the Sale and Servicing Agreement) to affect any part of the Collateral, or any interest in it or its proceeds, or (iii) permit the lien of this Indenture not to constitute a valid first priority Security Interest in the Collateral; or

      (d) dissolve or liquidate in whole or in part;

      (e) make any distributions on any ownership interest in the Issuer (except as expressly provided for in the Transaction Documents), redeem, purchase, or otherwise retire or acquire for value any ownership interest in the Issuer (except as expressly provided for in the Transaction Documents), or set aside any amounts for any of these purposes;

      (f) engage in any business other than financing, purchasing, owning, selling, and managing the Collateral; issuing the Notes; and activities incidental to those contemplated businesses, in each case, in the manner contemplated by the Transaction Documents;

      (g) issue, incur, assume, guarantee, or otherwise have the Trust become liable, directly or indirectly, for any indebtedness except for its liabilities under the Transaction Documents and other expenses for which the Issuer is entitled to reimbursement under this Indenture or the Sale and Servicing Agreement;

      (h) make any loan or advance of credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation), endorse (except for endorsement of instruments for collection in the ordinary course of business), or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks, or dividends of, or own, purchase, repurchase, or acquire (or agree contingently to do so) any stock, obligations, assets, or securities of, or any other interest in, or make any capital contribution to, any other person out of the Trust;

      (i) make any expenditure (by long-term or operating lease or otherwise) for capital assets;

      (j) subject to the Master Servicer's servicing the Mortgage Loans in accordance with the Sale and Servicing Agreement, waive or impair, or fail to assert rights under, the Mortgage Loans, or effect impairment of the Issuer's interest in the Mortgage Loans, the Sale and Servicing Agreement, or any other Transaction Document, if the action would materially and adversely affect the interests of the Noteholders or the Credit Enhancer; or

      (k) take any other action or fail to take any action that would result in the imposition of tax on the Issuer (including the tax on prohibited transactions under Section 860F(a)(2) or contributions after the Startup Date, as defined in Section 860G(d) of the Code) .

      Section 3.09.     Annual Compliance Statement.

      Within 80 days after the end of each year (commencing with the year specified in the Indenture Adoption Annex) the Issuer will deliver to the Indenture Trustee and the Credit Enhancer an Officer's Certificate stating, as to the Authorized Officer signing the Officer's Certificate, that:

            (i) a review of the activities of the Issuer during the calendar year and of its performance under this Indenture and the Trust Agreement has been made under the Authorized Officer's supervision; and

            (ii) to the best of the Authorized Officer's knowledge, based on that review, the Issuer has complied with all its obligations under this Indenture and the Trust Agreement throughout that year or, if there has been a default in its compliance with any obligation, specifying each default known to the Authorized Officer and its nature and status.

      Section 3.10.     Issuer May Consolidate, etc., Only on Certain Terms.

      The Issuer shall not consolidate or merge with or into or transfer all or substantially all of its properties or assets to any other person, unless:

            (i) the person (if other than the Issuer) formed by or surviving the consolidation or merger or to which the transfer is made is organized and existing under the laws of the United States or any State and expressly assumes the due and punctual payment of the principal and interest on the Notes and the performance of every obligation under each Transaction Document on the part of the Issuer to be performed by an indenture supplemental to this Indenture, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Credit Enhancer;

            (ii) immediately after giving effect to the transaction, no Incipient Default has occurred and is continuing;

            (iii) the Rating Agency Condition has been satisfied with respect to the transaction;

            (iv) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel to the effect that the transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

            (v) any action that is necessary to maintain the Security Interest created by this Indenture has been taken; and

            (vi) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel each stating that the consolidation or merger and the supplemental indenture comply with this Article and that all conditions precedent in this Indenture relating to the transaction have been complied with (including any filing required by the Exchange Act).

      Section 3.11.     Successor or Transferee.

      Upon any consolidation or merger of the Issuer or transfer of all or substantially all of its properties or assets in accordance with
Section 3.10, the person formed by or surviving the consolidation or merger (if other than the Issuer) or to which the transfer is made shall succeed to, and be substituted for, and may exercise every right of, the Issuer under this Indenture with the same effect as if it had been named as the Issuer in this Indenture.

      Section 3.12.     Further Instruments and Acts.

      On request of the Indenture Trustee or the Credit Enhancer, the Issuer will execute and deliver any further instruments and do any further acts that may be appropriate to carry out more effectively the purpose of this Indenture.

      Section 3.13.     Compliance with Laws.

      The Issuer shall comply with the requirements of all laws the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or any Transaction Document.

      Section 3.14.     Master Servicer as Agent and Bailee of the Indenture
Trustee.

      Solely for the purposes of perfection under Section 9-313(c) of the UCC or other similar applicable law, rule, or regulation of the State in which property is held by the Master Servicer, the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts subject to deposit to the Collection Account, as well as its agent and bailee in holding any Mortgage File released to the Master Servicer, and any other items of Collateral that come into the possession of the Master Servicer. By the Master Servicer's execution of the Sale and Servicing Agreement, the Indenture Trustee, as a secured party of the Mortgage Loans, has possession of these items for the purposes of Section 9-313(c) of the UCC of the state in which the Issuer is organized.

      Section 3.15.     Investment Company Act.

      The Issuer shall not become an "investment company" or under the "control" of an "investment company" as those terms are defined in the Investment Company Act of 1940 and the rules and regulations under it (taking into account not only the general definition of the term "investment company" but also any available exceptions to the general definition). The Issuer shall be in compliance with this Section 3.15 if it obtains an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in the order.

      Section 3.16.     Representations.

      (a) The Issuer represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date, unless specifically stated otherwise:

            (i) This Indenture creates a valid and continuing Security Interest in the Collateral in favor of the Indenture Trustee. The Security Interest created by this Indenture is a first priority perfected Security Interest and it is enforceable as such against creditors of, and purchasers from, the Issuer.

            (ii) The Mortgage Notes are "instruments" as defined in the UCC.

            (iii) Before the Grants of the Security Interest pursuant to the Granting Clause of this Indenture, the Issuer owns, and has good and marketable title to, the Mortgage Loans free of any lien, claim, or encumbrance of any person.

            (iv) By the Closing Date with respect to the Mortgage Loans and within 10 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Issuer will file Financing Statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under this Indenture.

            (v) The Issuer has received a written acknowledgement from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee.

            (vi) The Issuer has not authorized the filing of and is not aware of any Financing Statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (A) relating to the Security Interests granted to the Indenture Trustee pursuant to this Indenture, (B) that has been terminated, or (C) that names the Indenture Trustee as secured party.

            (vii) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any person other than the Indenture Trustee. All Financing Statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection with this Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Indenture Trustee."

            (viii) On the Closing Date, the Issuer is a "Qualifying SPE" as such term is defined in the statement of Accounting Standards No. 140 of the Financial Accounting Standards Board, as in effect on the Closing Date.

      (b) The representations and warranties in this Section 3.16 shall survive delivery of the respective Mortgage Files to the Custodian pursuant to the Custodial Agreement and the termination of the Sale and Servicing Agreement.

      (c) The Indenture Trustee and the Credit Enhancer shall not, without the prior written consent of the Rating Agencies, waive any of the representations and warranties in Section 3.16(a).

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

      Section 4.01.     Satisfaction and Discharge of Indenture.

      Except for rights of conversion or transfer or exchange of Notes expressly provided for, the rights of the Indenture Trustee under
Section 6.07, the rights of Noteholders as beneficiaries of this Indenture, and the rights of the Credit Enhancer both for itself and as subrogee of the Noteholders, this Indenture shall cease to be of further effect, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when the option of the Issuer or the Credit Enhancer to redeem the Principal Amount Notes as described in Section 10.01 is exercised or, if not exercised then:

            (i) either:

                  (A) all Notes previously authenticated and delivered have
            been delivered to the Indenture Trustee for cancellation, other than

                        (1) Notes that have been destroyed, lost, or stolen
                  and that have been replaced or paid as provided in Section
                  2.04;

                        (2) Notes for whose payment money has been deposited
                  in trust or segregated and held in trust by the Issuer and later repaid to the Issuer or discharged from the trust, as provided in Section 3.03); and

                        (3) Notes that have been paid in full and that by
                  their terms expire without the payment of a principal balance; or

                  (B) all Notes not previously delivered to the Indenture
            Trustee for cancellation:

                        (1) have become payable,

                        (2) will become payable at their Scheduled Maturity
                  Date within one year, or

                        (3) are to be called for redemption within one year
                  under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or by their terms expire within one year without the payment of a principal balance, and the Issuer, in the case of (1), (2), or (3) above, has irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature before the date the amounts are payable), in trust for these purposes, in an amount sufficient to pay the entire indebtedness when due on the unexpired Notes not previously delivered to the Indenture Trustee for cancellation to the applicable Scheduled Maturity Date or redemption date (if Notes have been called for redemption pursuant to Section 10.01), as the case may be;

            (ii) the Issuer has paid all other sums payable under this Indenture by the Issuer; and

            (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel, and (if required by the TIA, the Indenture Trustee, or the Credit Enhancer), an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

      Section 4.02.     Application of Trust Money.

      All money deposited with the Indenture Trustee pursuant to
Section 4.01 shall be held in trust and applied by it, in accordance with the Notes and this Indenture, to the payment to the Holders of the particular Notes for the payment or redemption of which the money has been deposited with the Indenture Trustee, of all sums due and to become due on them for principal and interest. That money need not be segregated from other funds except to the extent required in this Indenture or required by law.

      Section 4.03.     Subrogation and Cooperation.

      (a) To the extent the Credit Enhancer makes payments of principal or interest on the Notes under the Policy, the Credit Enhancer will be fully subrogated to the rights of the Noteholders to receive that principal and interest from the Mortgage Loans of the related Loan Group, any other related Collateral, and any Crossover Amounts and Subordinated Transferor Collections they are entitled to from the other Loan Group and the Credit Enhancer shall be paid that principal and interest, but only from the sources and in the manner provided in this Indenture and the Sale and Servicing Agreement for the payment of that principal and interest. Any payment of principal or interest on a Class of Notes made with moneys received under the Policy shall not be considered payment of that Class of Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal or interest on that Class of Notes under Section 4.01. The Credit Enhancer shall be paid form the assets of the Trust from the sources and in the manner provided in this Indenture and in the Insurance Agreement.

      The Indenture Trustee shall cooperate in all respects at the expense of the Trust with any reasonable request or direction by the Credit Enhancer to take any of the following actions to preserve or enforce the Credit Enhancer's interest under each of this Indenture and the Sale and Servicing Agreement, consistent with this Indenture and without limiting the rights of the Noteholders under this Indenture, including upon the occurrence and continuance of a Credit Enhancer Default:

            (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture with respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

            (ii) sell any part of Collateral or interests in it at one or more public or private sales called and conducted in any manner permitted by law;

            (iii) file or record all Assignments of Mortgage that have not previously been recorded;

            (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

            (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the interests of the Credit Enhancer under this Indenture.

      Following the payment in full of the Notes, the Credit Enhancer shall continue to have all the rights given to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

      Section 4.04.     Release of Collateral.

      (a) Upon satisfaction and discharge of this Indenture pursuant to Section 4.01 and otherwise as permitted by this Indenture, the Indenture Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the property, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying on an instrument executed by the Indenture Trustee as provided in this Section shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any moneys.

      (b) When no Notes are Outstanding and the Issuer has paid all other sums payable under this Indenture by the Issuer, the Indenture Trustee shall release any remaining Collateral that secured the Notes from the lien of this Indenture and release to the Issuer any funds then on deposit in any account other than funds held in trust for the satisfaction of Notes that have not been surrendered for payment. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only on receipt of an Issuer Request accompanied by an Officer's Certificate.

      (c) Whenever a Mortgage Loan has been substituted for or repurchased in accordance with Section 2.02(b) or 2.04(d) of the Sale and Servicing Agreement, purchased in accordance with Section 3.06 of the Sale and Servicing Agreement, or designated for transfer in accordance with Section 2.06 of the Sale and Servicing Agreement, the Indenture Trustee shall execute appropriate documents to release the Mortgage Loan from the lien of this Indenture and deliver the Mortgage File to the appropriate party.

      (d) The Indenture Trustee shall release property from the lien of this Indenture only on receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel, and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of Independent Certificates to the effect that the TIA does not require any Independent Certificates.

                                   ARTICLE V

                                   REMEDIES

      Section 5.01.     Events of Default.

      Any one of the following events is an "Event of Default" whatever the reason:

            (i) default by the Issuer in the payment of any interest on any Interest Bearing Note when it becomes payable, and the default continues for five days; or

            (ii) default by the Issuer in the payment of the principal of any Principal Amount Note when it becomes payable and the default continues for five days; or

            (iii) default in the performance of any obligation of the Issuer under this Indenture (other than an obligation specifically dealt with elsewhere in this Section), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered in connection with this Indenture proves to have been materially incorrect as of the time when it was made, and the default or the circumstance making the representation or warranty incorrect has not been cured within 60 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Credit Enhancer (or, if a Credit Enhancer Default exists, by the Holders of at least 25% of the Outstanding Amount of all Classes of Notes) by registered or certified mail specifying the default or incorrect representation or warranty and requiring it to be remedied and stating that the notice is a notice of default under this Indenture; or

            (iv) an Insolvency Event occurs with respect to the Issuer.

The Issuer shall deliver to the Indenture Trustee and the Credit Enhancer, within five days after its occurrence, notice in the form of an Officer's Certificate of any Incipient Default under clause (iii), its status, and what action the Issuer is taking or proposes to take with respect to the event.

      Section 5.02.     Acceleration of Maturity; Rescission and
Annulment.

      If an Event of Default occurs and is continuing, then the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes of Principal Amount Notes, in either case with the consent of the Credit Enhancer, or the Credit Enhancer, may declare all the Notes to be immediately payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon that declaration the unpaid principal amount of the Principal Amount Notes, together with accrued interest on them through the date of acceleration, shall become immediately payable.

      At any time after the declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee, the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes, with the consent of the Credit Enhancer, or the Credit Enhancer, by notice to the Issuer and the Indenture Trustee, may rescind the declaration and its consequences if:

            (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all payments of principal on the Principal Amount Notes and interest on the Interest Bearing Notes and all other amounts that would then be due under this Indenture or on the Notes if the Event of Default giving rise to the acceleration had not occurred; and

                  (B) all sums paid or advanced by the Indenture Trustee under this Indenture and the reasonable compensation, expenses, disbursements, and advances of the Indenture Trustee and its agents and counsel; and

            (ii) all Events of Default, other than the nonpayment of the principal or interest of the Notes that have become due solely by the acceleration, have been cured or waived as provided in Section 5.13.

No rescission shall affect any subsequent default or impair any right consequent to it.

      Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

      (a) The Issuer covenants that if the Notes are accelerated following an Event of Default, then the Issuer will pay to the Indenture Trustee on demand, for the benefit of the Noteholders or the Credit Enhancer if the Credit Enhancer has made a payment on the Notes under the Policy, the whole amount then payable on the Notes and, in addition, any further amount needed to cover the expenses of collection, including the reasonable compensation and expenses of the Indenture Trustee and its agents and counsel.

      (b) If the Issuer fails to pay those amounts immediately on demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to Section 11.16 may, and at the direction of the Credit Enhancer shall, institute a Proceeding for the collection of the sums due, and may prosecute the Proceeding to final decree, and may enforce the judgment against the Issuer (or other obligor on the Notes) and collect in the manner provided by law out of the property of the Issuer (or other obligor on the Notes) wherever situated, the moneys determined to be payable.

      (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to Section 11.16 may in its discretion with the consent of the Credit Enhancer (subject to Section 5.04), and at the direction of the Credit Enhancer shall, proceed to protect and enforce its rights and the rights of the Secured Parties, by Proceedings the Indenture Trustee deems most effective to protect and enforce those rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      (d) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of this Indenture to which the Indenture Trustee is a party), the Indenture Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any Noteholder or the Credit Enhancer a party to the Proceedings.

      (e) All rights of action and assertion of claims under this Indenture, the Sale and Servicing Agreement, or any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or their production in any Proceedings regarding them. Any Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment, subject to the payment of the expenses, disbursements, and compensation of the Indenture Trustee, each predecessor Indenture Trustee, and their agents and counsel, shall be for the ratable benefit of the Secured Parties.

      Section 5.04.     Indenture Trustee May File Proofs of Claim.

      (a)   If

            (1) Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency, or other similar law are pending relating to the Issuer or any other obligor on the Notes or any person having or claiming an ownership interest in the Collateral, or

            (2) a receiver, assignee, or trustee in bankruptcy or reorganization, or liquidator, sequestrator, or similar official has been appointed for or taken possession of the Issuer or its property or the other obligor or person, or

            (3) any other comparable judicial Proceedings are pending relating to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or the other obligor,

then, irrespective of whether the principal of any Principal Amount Notes is then payable as expressed in them or by declaration or otherwise and irrespective of whether the Indenture

Trustee has made any demand pursuant to this Section, with the consent of the Credit Enhancer the Indenture Trustee is authorized by intervention in the Proceedings or otherwise:

            (i) to file and prove claims for the entire amount of principal owing on any Principal Amount Notes and interest owing on any Interest Bearing Notes and other amounts owing on any Notes and to file any other documents appropriate to have the claims of the Indenture Trustee, the Credit Enhancer, and of the Noteholders allowed in the Proceedings (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith);

            (ii) to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee, or person performing similar functions in the Proceedings; and

            (iii) to collect and receive any moneys or other property payable on any claims and to distribute all amounts received on the claims of the Noteholders, the Credit Enhancer, and of the Indenture Trustee on their behalf;

and any trustee, receiver, liquidator, custodian, or other similar official in any Proceeding is hereby authorized by each of the Noteholders to make payments to the Indenture Trustee and, if the Indenture Trustee consents to the Noteholders receiving payments directly, to pay to the Indenture Trustee amounts sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and to pay all amounts due to the Credit Enhancer.

      (b) Nothing in this Indenture authorizes the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or the Credit Enhancer any plan of reorganization, arrangement, adjustment, or composition affecting the Notes or the rights of any Noteholder or the Credit Enhancer or authorizes the Indenture Trustee to vote on the claim of any Noteholder or the Credit Enhancer in any such proceeding except to vote for the election of a trustee in bankruptcy or similar person.

      Section 5.05.     Remedies; Priorities.

      (a) If an Event of Default has occurred and is continuing, the Indenture Trustee subject to Section 11.16 may with the consent of the Credit Enhancer, and at the direction of the Credit Enhancer shall, do any of the following (subject to Section 5.11):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, and all amounts payable under the Sale and

      Servicing Agreement, and enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes moneys adjudged due;

            (ii) institute Proceedings for the complete or partial foreclosure of this Indenture with respect to the Collateral;

            (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights of the Indenture Trustee, the Credit Enhancer, and the Noteholders;

            (iv) exercise all rights of the Issuer in connection with the Purchase Agreement and the Sale and Servicing Agreement against the Sponsor, the Depositor, or the Master Servicer or otherwise; and

            (v) sell any portion of the Collateral or interests in it as directed by the Credit Enhancer, at one or more public or private sales called and conducted in any manner permitted by law.

The Indenture Trustee, however, may not sell or otherwise liquidate Collateral following an Event of Default unless

            (A) the Indenture Trustee obtains (x) the consent of the Credit Enhancer and (y) if a Credit Enhancer Default exists, the Holders of 100% of the aggregate Outstanding Amount of the Notes of all Classes,

            (B) the proceeds of the sale or liquidation distributable to the Secured Parties are sufficient to discharge in full all amounts then due on the Principal Amount Notes and to reimburse the Credit Enhancer for any unreimbursed Credit Enhancement Draw Amounts and any other amounts due the Credit Enhancer under the Insurance Agreement, or

            (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of the Principal Amount Notes and interest on the Interest Bearing Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains (x) the consent of the Credit Enhancer (y) if a Credit Enhancer Default exists, and the Holders of a majority of the aggregate Outstanding Amount of the Notes of all Classes.

In determining the sufficiency or insufficiency under clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely on an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of the proposed action and as to the sufficiency of the Collateral for the purpose. If a Credit Enhancer Default exists at the time any consent is required or direction may be given under this Section 5.05(a), the consent or direction shall be by Holders representing at least 66-2/3% of the Outstanding Amount of all Classes instead of by the Credit Enhancer.

      (b) If the Indenture Trustee collects any money or property with respect to a Loan Group under this Article, it shall pay out the money or property in the following order with respect to the Loan Group:

            FIRST: to the Indenture Trustee for the fee of the Indenture Trustee (separately agreed to between the Master Servicer and the Indenture Trustee) then due and any expenses incurred by it in connection with the enforcement of the remedies under this Article and to the Owner Trustee for the fee of the Owner Trustee (separately agreed to between the Master Servicer and the Owner Trustee) then due and any expenses due to the Owner Trustee under any of the Transaction Documents and to the Co-Trustee for the fee of the Co-Trustee then due and any expenses due to the Co-Trustee incurred by it under any of the Transaction Documents, each with respect to the relevant Loan Group;

            SECOND: any premium owing to the Credit Enhancer, with respect to the relevant Loan Group;

            THIRD: to the Noteholders of the related Classes of Notes for interest due on the related Interest Bearing Notes (except for Basis Risk Carryforward and Cap Shortfalls), pro rata according to the amounts due on those Notes for interest;

            FOURTH: to the related Noteholders for amounts due on the related Principal Amount Notes for principal, pro rata according to the principal due on those Notes, until the Note Principal Balance of each Class of Notes is reduced to zero;

            FIFTH: to the unrelated Noteholders, any amounts that if they were being paid on a Payment Date pursuant to Section 8.03 would be Crossover Amounts payable on the unrelated Notes;

            SIXTH: to the Credit Enhancer, any other amounts owed to the Credit Enhancer under the Insurance Agreement with respect to either Loan Group;

            SEVENTH: to pay any related Basis Risk Carryforward owed to each Class of Principal Amounts Notes to the Noteholders of each Class of Principal Amount Notes, pro rata according to the principal due on those Notes; and

            EIGHTH: to the Issuer for distribution in accordance with the Trust Agreement.

      Section 5.06.     Optional Preservation of the Collateral.

      If the Notes have been declared to be due under Section 5.02 following an Event of Default and the declaration and its consequences have not been annulled, the Indenture Trustee may with the consent of the Credit Enhancer, but need not unless so directed by the Credit Enhancer, elect to maintain possession of the Collateral. The parties and the Noteholders want sufficient funds to exist at all times for the payment of principal of and interest on the Notes and other obligations of the Issuer including payments to the Credit Enhancer, and the Indenture Trustee shall take that into account when determining whether or not to maintain possession of any Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely on an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of the proposed action and as to the sufficiency of the Collateral for the purpose.

      Section 5.07.     Limitation of Suits.

      No Noteholder may institute any Proceeding with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless the Credit Enhancer has consented and subject to Section 11.16:

            (i) the Holder has previously given notice to the Indenture Trustee of a continuing Event of Default;

            (ii) the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes have requested the Indenture Trustee in writing to institute a Proceeding with respect to the Event of Default in its own name as Indenture Trustee under this Indenture;

            (iii) the Holders have offered the Indenture Trustee reasonable indemnity against the costs and liabilities to be incurred in complying with the request;

            (iv) the Indenture Trustee for 60 days after its receipt of the request and offer of indemnity has failed to institute Proceedings;

            (v) no direction inconsistent with the request has been given to the Indenture Trustee during the 60-day period by the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes; and

            (vi) the Holders have obtained the consent of the Credit Enhancer.

No Holders of Notes shall have any right in any manner whatever because of this Indenture to affect the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture.

      If the Indenture Trustee receives inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 51% of the aggregate Outstanding Amount of all Classes, the Indenture Trustee in its sole discretion may determine what action shall be taken.

      Section 5.08.     Unconditional Right to Receive Principal and Interest.

      Notwithstanding any other provisions in this Indenture, every Noteholder has an absolute and unconditional right to receive payment of the principal of the Principal Amount Notes and interest on the Interest Bearing Notes and other amounts payable on its Note after their due dates (or, in the case of redemption, after the redemption date) and to institute suit for the enforcement of any payment, and this right shall not be impaired without the consent of the Holder.

      Section 5.09.     Restoration of Rights and Remedies.

      If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right under this Indenture and the Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to the Noteholder, then the Issuer, the Indenture Trustee, the Credit Enhancer, and the Noteholders shall, subject to any determination in the Proceeding, be restored severally and respectively to their former positions under this Indenture, and all rights of the Indenture Trustee and the Noteholders shall continue as though no Proceeding had been instituted.

      Section 5.10.     Rights and Remedies Cumulative.

      No right given to the Indenture Trustee, the Credit Enhancer, or to the Noteholders in this Indenture is intended to be exclusive of any other right, and every right shall, to the extent permitted by law, be cumulative to every other right given under this Indenture or existing at law or in equity or otherwise. The assertion of any right under this Indenture, or otherwise, shall not prevent the concurrent assertion of any other appropriate right.

      Section 5.11.     Delay or Omission Not a Waiver.

      No delay in exercising or failure to exercise any right accruing on any Incipient Default shall impair the right or constitute a waiver of the Incipient Default or an acquiescence in it. Every right given by this Article or by law to the Indenture Trustee, to the Credit Enhancer, or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, by the Credit Enhancer, or by the Noteholders.

      Section 5.12.     Control by Credit Enhancer and Noteholders.

      If no Credit Enhancer Default exists, then the Credit Enhancer, otherwise the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may direct the time, method, and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any right conferred on the Indenture Trustee. No direction shall be binding unless:

            (i) it does not conflict with any rule of law or with this Indenture; and

            (ii) if no Credit Enhancer Default exists, it is by the Credit Enhancer, otherwise by the Holders of Notes representing not less than 100% of the aggregate Outstanding Amount of all Classes if the direction to the Indenture Trustee is to sell or liquidate the Collateral.

The Indenture Trustee may take any other action it deems proper that is not inconsistent with the direction, Section 5.04, or Section 5.05.

      Section 5.13.     Waiver of Past Defaults.

      Before the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Credit Enhancer or, if a Credit Enhancer Default exists, the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may waive any past default and its consequences except a default

            (i) in payment of principal on any Principal Amount Notes or interest on any Interest Bearing Notes or

            (ii) regarding a provision of this Indenture that cannot be changed without the consent of the Holder of each affected Note.

      After any such waiver, the Incipient Default shall cease to exist and be considered to have been cured and not to have occurred, and any Event of Default arising from it shall be considered to have been cured and not to have occurred, for every purpose of this Indenture. No waiver shall extend to any subsequent or other default or impair any right consequent to it.

      Section 5.14.     Undertaking For Costs.

      All parties to this Indenture agree, and each Holder of a Note by its acceptance of its Note agrees, that in any suit for the enforcement of any right under this Indenture, or in any suit against the Indenture Trustee or Co-Trustee for any action taken, suffered, or omitted by it as Indenture Trustee or Co-Trustee, any court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and that the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The provisions of this Section shall not apply to

            (i) any suit instituted by the Indenture Trustee, the Co-Trustee, or the Credit Enhancer,

            (ii) any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% of the aggregate Outstanding Amount of all Classes, or

            (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of any Principal Amount Note or interest on any Interest Bearing Note after the due dates expressed in the Note and in this Indenture (or, in the case of redemption, after the redemption date).

      Section 5.15.     Waiver of Stay or Extension Laws.

      To the extent that it may lawfully do so, the Issuer covenants that it will not at any time insist on, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time after this in force, that may affect the covenants or the performance of this Indenture. To the extent that it may lawfully do so, the Issuer expressly waives all benefit of any such law, and covenants that it will not hinder, delay, or impede the execution of any power granted in this Indenture to the Indenture Trustee, but will permit the execution of every power as though the law had not been enacted.

      Section 5.16.     Rapid Amortization Events.

      If any one of the following events occurs during the Managed Amortization Period:

      (a) The failure of the Sponsor or the Master Servicer to make any payment or deposit required by the Sale and Servicing Agreement within three Business Days after the payment or deposit was required to be made;

      (b) The failure of the Sponsor or the Master Servicer to cause the Depositor to observe or perform in any material respect the covenants of the Depositor in Section 2.01(h) or 2.05 of the Sale and Servicing Agreement;

      (c) The failure of the Sponsor to observe or perform in any material respect any other covenants of the Sponsor in the Sale and Servicing Agreement that materially and adversely affects the interests of the Noteholders or the Credit Enhancer and that continues unremedied and continues to affect materially and adversely the interests of the Noteholders or the Credit Enhancer for 60 days (five days in the case of any failure to transfer to the Trust Eligible Substitute Mortgage Loans or deposit into the Collection Account the Transfer Deposit Amount in accordance with Section 2.07(a) of the Sale and Servicing Agreement) after the date on which written notice of the failure, requiring it to be remedied, shall have been given to the Sponsor by the Indenture Trustee, or to the Sponsor and the Indenture Trustee by the Credit Enhancer or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes of Notes;

      (d) Any representation or warranty made by the Sponsor or the Depositor in the Sale and Servicing Agreement proves to have been incorrect in any material respect when made, as a result of which the interests of the Noteholders or the Credit Enhancer are materially and adversely affected and that continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Noteholders or the Credit Enhancer for 60 days after the date on which notice of the failure, requiring it to be remedied, shall have been given to the Sponsor or the Depositor, as the case may be, by the Indenture Trustee, or to the Sponsor, the Depositor, and the Indenture Trustee by either the Credit Enhancer or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes (a Rapid Amortization Event pursuant to this subparagraph (d) shall not occur if the Sponsor has accepted retransfer of the related Mortgage Loans or substituted for them during the 60-day period (or such longer period (not to exceed an additional 60 days) as the Indenture Trustee may specify) in accordance with the Sale and Servicing Agreement);

      (e) An Insolvency Event occurs with respect to the holder of the Class R-1 Certificates or the Depositor, but for this purpose the 60-day periods in the definition of Insolvency Event shall be 30 days;

      (f) The Trust becomes subject to registration as an "investment company" under the Investment Company Act of 1940;

      (g) Any draw has been made under the Policy and the Credit Enhancer has not been reimbursed for the draw within 90 days of the date of the draw;

      (h) The occurrence of an Event of Servicing Termination; or

      (i) The Sponsor fails to pay any Sponsor Loss Coverage Obligation, which failure remains unremedied for 30 days or more.

then, when any event described in subparagraph (a), (b), (c), (d), (h) or (i) occurs, either the Indenture Trustee (with the consent of the Credit Enhancer), the Credit Enhancer, or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes (with the consent of the Credit Enhancer), by notice given in writing to the holder of the Class R-1 Certificates, the Depositor, and the Master Servicer (and to the Indenture Trustee if given by either the Credit Enhancer or the Noteholders) may declare that an early amortization event (a "Rapid Amortization Event") has occurred as of the date of the notice, and in the case of any event described in subparagraph (e), (f), or (g),, a Rapid Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee, the Credit Enhancer, or the Noteholders, immediately upon its occurrence.

      Section 5.17.     Sale of Collateral.

      (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Collateral pursuant to Section 5.05 is subject to this Section
5.17. The Indenture Trustee waives its right to any amount fixed by law as compensation for any Sale.

      (b) In connection with a Sale of any of the Collateral,

            (i) any Holder of Notes may bid for the property offered for sale, and on compliance with the terms of sale may own the property without further accountability, and may, in paying its purchase price, deliver any Principal Amount Notes or claims for interest on Interest Bearing Notes rather than cash up to the amount that would be payable on them from the distribution of the net proceeds of the sale, and the Notes shall be returned to the Holders after being appropriately stamped to show partial payment if the amount payable for the property is less than the amount due on the Notes;

            (ii) the Indenture Trustee may bid for and acquire the property offered for Sale, and may purchase any portion of the Collateral in a private sale, and rather than paying cash, may settle the purchase price by crediting the gross Sale price against the amount that would be distributable as a result of the Sale in accordance with Section 5.05(b) on the next Payment Date after the Sale without being required to produce the Notes to complete the Sale or for the net Sale price to be credited against the Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with this Indenture;

            (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with its Sale;

            (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer its interest in any portion of the Collateral in connection with its Sale, and to take all action necessary to effect the Sale; and

            (v) no purchaser or transferee at a Sale need ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

      Section 5.18.     Performance and Enforcement of Certain Obligations.

      The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction of the Credit Enhancer (or the Holders of 66-2/3% of the Outstanding Amount of all Classes if a Credit Enhancer Default exists) shall exercise all rights of the Issuer against the Sponsor or the Master Servicer in connection with the Sale and Servicing Agreement, including the right to take any action to obtain performance by either Seller or the Master Servicer, as the case may be, of each of their obligations to the Issuer under the Sale and Servicing Agreement and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall not be suspended. Any direction by the Credit Enhancer under this Section may be by telephone, promptly confirmed in writing.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

      Section 6.01.     Duties of Indenture Trustee.

      (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would use under the circumstances in the conduct of its own affairs, except when this Indenture or the Sale and Servicing Agreement requires it to follow the directions of the Credit Enhancer.

      (b) Except during the continuance of an Event of Default:

            (i) obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture and the Sale and Servicing Agreement, the Indenture Trustee undertakes to perform only the duties specifically stated in this Indenture and the Sale and Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in them, on certificates, opinions, or other documents furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the Sale and Servicing Agreement, and the Indenture Trustee need not investigate into any of the matters expressed in them; but in the case of certificates or opinions specifically required to be furnished to the Indenture Trustee, the Indenture Trustee must examine them to determine whether or not they conform to the requirements of this Indenture and the Sale and Servicing Agreement. If any instrument is found not to conform to the requirements of this Indenture or the Sale and Servicing Agreement and is not timely corrected to the Indenture Trustee's satisfaction, the Indenture Trustee shall notify the Credit Enhancer and request written instructions as to the action the Credit Enhancer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Indenture Trustee will so notify the Credit Enhancer, who may then direct the Indenture Trustee as to any action to be taken.

      (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this subsection does not limit the effect of Section 6.01(b);

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction of the Credit Enhancer or in accordance with a direction received by it from the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes relating to the method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any right conferred on the Indenture Trustee under this Indenture or the Sale and Servicing Agreement;

            (iv) the Indenture Trustee shall not be charged with knowledge of the occurrence of an Incipient Default, a Rapid Amortization Event, or of any failure by the Master Servicer to comply with its obligations under Section 6.01(i) or (ii) of the Sale and Servicing Agreement unless a Responsible Officer at the Corporate Trust Office obtains actual knowledge of the failure or the Indenture Trustee receives notice of the failure; and

            (v) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Indenture or in the exercise of any of its rights, if it has reasonable grounds to believe that repayment of the funds or adequate indemnity against the risk is not reasonably assured to it.

      (d) Every provision of this Indenture relating to the conduct or affecting the liability of the Indenture Trustee shall be subject to the provisions of this Section and the TIA.

      (e) The limitations on the obligations of the Indenture Trustee under this Indenture shall not affect any obligations of the Indenture Trustee acting as Master Servicer under the Sale and Servicing whenever it may be so acting.

      (f) The Issuer hereby directs the Indenture Trustee to execute, deliver, and perform its obligations under the Cap Administration Agreement (in its capacity as Cap Trustee). The Sellers, the Depositor, the Master Servicer, and the Holders of the Class 2-A Notes by their acceptance of the Notes acknowledge and agree that the Indenture Trustee shall execute, deliver, and perform its obligations under the Cap Administration Agreement and shall do so solely in its capacity as Cap Trustee and not in its individual capacity. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Cap Administration Agreement in its capacity as Cap Trustee, and the performance of its duties and satisfaction of its obligations under Cap Administration Agreement.

      Section 6.02.     Notice of Defaults.

      If an Incipient Default or Rapid Amortization Event occurs and is continuing and if a Responsible Officer knows of it, the Indenture Trustee shall notify the Credit Enhancer and mail to each Noteholder notice of the Incipient Default or Rapid Amortization Event within 90 days after it occurs. Except in the case of an Incipient Default in payment of principal or interest on any Note, the Indenture Trustee may withhold the notice to Noteholders so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      Section 6.03.     Rights of Indenture Trustee.

      (a) The Indenture Trustee and the Co-Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.

      (b) Before the Indenture Trustee or the Co-Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Co-Trustee shall be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel unless other evidence is specifically required.

      (c) The Indenture Trustee and the Co-Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or through agents or counsel or a custodian or nominee, and neither the Indenture Trustee nor the Co-Trustee shall be responsible for any misconduct or negligence on the part of, or for the supervision of, any agent, counsel, custodian, or nominee appointed with due care by it under this Indenture.

      (d) The Indenture Trustee and the Co-Trustee may consult with counsel, and the written advice of counsel with respect to legal matters relating to this Indenture, the Transaction Documents, and the Notes and any Opinion of Counsel shall be full authorization and protection from liability for any action taken, omitted, or suffered by it under this Indenture in good faith and in accordance with the advice of counsel or any Opinion of Counsel.

      (e) The Indenture Trustee may enter into any amendment of the Sale and Servicing Agreement as to which the Rating Agency Condition is satisfied, and when so requested by an Issuer Request and the Rating Agency Condition is satisfied, the Indenture Trustee shall enter into any amendment of the Sale and Servicing Agreement

            (i) that does not impose further obligations or liabilities on the Indenture Trustee, and

            (ii) as to which either the Rating Agency Condition is satisfied or Holders of not less than 66(2)/3% of the aggregate Outstanding Amount of all Classes and the Credit Enhancer have consented.

      (f) With the consent of the Master Servicer and the Credit Enhancer, the Indenture Trustee may appoint Custodians to hold any portion of the Collateral as agent for the Indenture Trustee, by entering into a Custodial Agreement substantially in the form of Exhibit B. Subject to this Article, the Indenture Trustee agrees to comply with each Custodial Agreement and to enforce each Custodial Agreement against the custodian for the benefit of the Secured Parties. Each custodian shall be a depository institution (or an affiliate of a depository institution) subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Collateral. Each Custodial Agreement may be amended only with the consent of the Credit Enhancer, which shall not be unreasonably withheld.

      Section 6.04.     Indenture Trustee Not Responsible for Certain Things.

      Neither the Indenture Trustee nor the Co-Trustee shall be responsible for and makes no representation as to the validity or adequacy of the Collateral or any Transaction Document (other than the Indenture Trustee as to the signature and authentication of the Indenture Trustee on the Notes). Neither shall be responsible for any statement in this Indenture other than
Section 6.14 or in any document issued in the sale of the Notes or in the Notes other than the Indenture Trustee with respect to its certificate of authentication.

      Neither the Indenture Trustee nor the Co-Trustee is accountable for the use or application by the Issuer of any of the Notes or of the proceeds of the Notes, or for the use or application of any funds paid to the Depositor or the Master Servicer on the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. Neither the Indenture Trustee nor the Co-Trustee shall be responsible for:

            (i) the validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of its perfection and priority, or for the sufficiency of the Trust or its ability to generate the payments to be distributed to Noteholders under this Indenture, or the sufficiency or validity of MERS or the MERS(R) System, including the existence, condition, and ownership of any Mortgaged Property;

            (ii) the existence and enforceability of any hazard insurance on any Mortgaged Property;

            (iii) the validity of the assignment of any Mortgage Loan to the Indenture Trustee or of any intervening assignment;

            (iv) the completeness of any Mortgage Loan;

            (v) the performance or enforcement of any Mortgage Loan;

            (vi) any investment of monies by or at the direction of the Master Servicer or any resulting loss;

            (vii) the acts or omissions of any of the Depositor, the Master Servicer, any subservicer, or any mortgagor under a Mortgage;

            (viii) any action of the Master Servicer or any subservicer taken in the name of the Indenture Trustee; or

            (ix) the failure of the Master Servicer or any subservicer to act or perform any duties required of it as agent of the Indenture Trustee.

Neither the Indenture Trustee nor the Co-Trustee shall be responsible for filing any Financing or Continuation Statement in any public office at any time or otherwise to perfect or maintain the perfection of any Security Interest or lien granted to the Indenture Trustee under this Indenture or to prepare or file any Commission filing for the Trust or to record this Indenture.

      Section 6.05.     Individual Rights of Indenture Trustee.

      The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Sponsor, and their affiliates with the same rights it would have if it were not Indenture Trustee. The Co-Trustee, any other co-trustee, Paying Agent, Note Registrar, co-registrar, or co-paying agent may do the same with like rights.

      Section 6.06.     Money Held in Trust.

      Money held in trust by the Indenture Trustee or the Co-Trustee need not be segregated from other funds except to the extent required by law or the Transaction Documents. Neither the Indenture Trustee nor the Co-Trustee shall be liable for interest on any money received by it except as it may agree in writing.

      Section 6.07.     Compensation.

      (a) The compensation of the Indenture Trustee will be separately agreed to between the Sponsor and the Indenture Trustee and, to the extent not paid otherwise, will be payable after an Event of Default as provided in Section 5.05(b). To the extent funds available under Section 5.05(b) are insufficient to pay the full amount of the fees, they will be paid by the Sponsor. Except for amounts available for the purpose as provided in Section 5.05(b), the Indenture Trustee shall have no claim against the Issuer or any of the Collateral for the payment of any of its fees and expenses. The Indenture Trustee shall not fail to perform its duties under the Transaction Documents if its fees and expenses are not paid.


      (b) The compensation of the Co-Trustee will be separately agreed to between the Sponsor and the Co-Trustee and, to the extent not otherwise paid, will be payable after an Event of Default as provided in Section 5.05(b) . To the extent funds available under Section 5.05(b) are insufficient to pay the full amount of the fees, they will be paid by the Master Servicer. Except for amounts available for the purpose as provided in Section 5.05(b), the Co-Trustee shall have no claim against the Issuer or any of the Collateral for the payment of any of its fees and expenses. The Co-Trustee shall not fail to perform its duties under this Indenture if its fees and expenses are not paid.

      Section 6.08.     Eligibility.

      The Indenture Trustee shall be a corporation organized and doing business under the laws of the United States or any State, authorized under those laws to exercise trust powers, and shall satisfy the requirements of Rule 3a-7(a)(4)(i) of the Investment Company Act of 1940. The Indenture Trustee shall satisfy the requirements of TIA Section 310(a) at all times. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as shown in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9). However, any indentures under which other securities of the Issuer are outstanding shall be excluded from the operation of TIA Section 310(b)(1) if the requirements for the exclusion in TIA Section 310(b)(1) are met. The principal office of any successor Indenture Trustee shall be in a state for which an Opinion of Counsel has been delivered to the successor Indenture Trustee at the time it is appointed to the effect that the Trust will not be a taxable entity under the laws of the state of its principal office. Whenever an Indenture Trustee ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in accordance with Section 6.10.

      Section 6.09.     Preferential Collection of Claims Against Issuer.

      The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

      Section 6.10.     Replacement of Indenture Trustee.

      No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer, the Transferor, the Depositor, the Master Servicer, and the Credit Enhancer. The Credit Enhancer or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may remove the Indenture Trustee at any time and the Issuer shall then appoint a successor Indenture Trustee reasonably acceptable to the Credit Enhancer by so notifying the Indenture Trustee, the Transferor, the Depositor, the Master Servicer, and the Credit Enhancer. The Issuer (and if the Issuer fails to do so, the Transferor) shall remove the Indenture Trustee and appoint a successor reasonably acceptable to the Credit Enhancer if:

            (i) the Indenture Trustee fails to satisfy Section 6.08;

            (ii) an Insolvency Event occurs with respect to the Indenture
      Trustee;

            (iii) the Indenture Trustee otherwise becomes incapable of acting;
      or

            (iv) during the period in which the Depositor is required to file Exchange Act reports with respect to the Trust, the Indenture Trustee fails to comply with its obligations under the last sentence of Section
      6.01 of the Sale and Servicing Agreement, Article VII of the Sale and Servicing Agreement, the preceding paragraph, or Section 6.12 and that failure is not remedied within the lesser of 10 calendar days or the period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions).

      As a condition to the effectiveness of a resignation by the Indenture Trustee, at least 15 calendar days before the effective date of that resignation, the Indenture Trustee must provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Indenture Trustee.

      If the Indenture Trustee fails to satisfy Section 6.08, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee. If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Transferor, the Depositor, the Master Servicer, the Credit Enhancer, or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason, the Issuer, with the approval of the Transferor and the Credit Enhancer, shall promptly appoint a successor Indenture Trustee for the retiring Indenture Trustee.

      Section 6.11.     Acceptance of Appointment by Successor.

      A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer, the Transferor, the Depositor, and the Master Servicer, and the Credit Enhancer. The resignation or removal of the retiring Indenture Trustee shall become effective on the later of (x) receipt of the written acceptance and (y) the successor providing the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to a replacement trustee, and the successor Indenture Trustee shall have all the rights and obligations, and automatically succeed to the estate, of the Indenture Trustee under this Indenture without any further act or transfer. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly deliver any instruments of transfer with respect to the trust estate requested by the Issuer or the successor Indenture Trustee and deliver all property held by it as Indenture Trustee to the successor Indenture Trustee. No proposed successor Indenture Trustee shall accept its appointment unless at the time of its acceptance it is eligible under Section 6.08.

      In addition, if the Cap Contract is still outstanding, the person appointed as successor indenture trustee, in its acceptance of its appointment, shall acknowledge accepting its appointment as successor Cap Contract Administrator under the Cap Contract Administration Agreement and execute and deliver any other documentation necessary to become and act as successor Cap Contract Administrator.


      Section 6.12.     Successor Indenture Trustee by Merger.

      If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving, or transferee corporation shall be the successor Indenture Trustee if it is otherwise eligible under Section 6.08 without any further act on the part of anyone. The Indenture Trustee shall provide the Credit Enhancer and each Rating Agency notice of any such transaction.

      If any of the Notes have been authenticated but not delivered when the successor Indenture Trustee takes over, it may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver the authenticated Notes with the same effect as if it had authenticated the Notes.

      At least 15 calendar days before the effective date of any merger or consolidation of the Indenture Trustee, the Indenture Trustee will provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Indenture Trustee.

      Section 6.13. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

      (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Issuer, acting jointly, may execute and deliver instruments to appoint one or more persons approved by the Master Servicer and the Credit Enhancer to act as a co-trustees, or separate trustees, of any part of the Collateral, and to vest in them, in that capacity and for the benefit of the Secured Parties, title to any part of the Collateral and any rights and obligations the Indenture Trustee considers appropriate, subject to the other provisions of this Section. Pursuant to Section 6.15, the Co-Trustee has been appointed as a co-trustee solely for the duties stated in Section 6.15 and no other. No co-trustee or separate trustee under this Indenture need satisfy the requirements for a successor trustee under Section 6.08, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.09.

      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following:

            (i) all rights and obligations of the Indenture Trustee shall be performed by the Indenture Trustee and any separate trustee or co-trustee (other than the Co-Trustee) jointly (the separate trustee or co-trustee is not authorized to act without the Indenture Trustee joining in the act), except to the extent that under any law of any jurisdiction in which any particular acts are to be performed the Indenture Trustee is unable to perform the acts, in which case the rights and obligations (including holding title to any part of the Collateral) shall be performed singly by the separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee under this Indenture shall be personally liable for any act or omission of any other trustee under this Indenture; and

            (iii) the Indenture Trustee, the Master Servicer, and the Issuer may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Except with respect to the Co-Trustee, any notice, request, or other writing given to the Indenture Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, on its acceptance of the trusts conferred, shall be subject to this Indenture and vested with the estates specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided in the instrument of appointment. Every instrument of appointment shall be filed with the Indenture Trustee and a copy of it given to the Issuer.

      (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under this Indenture on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns or is removed, all of its estates, rights, and obligations shall vest in the Indenture Trustee, to the extent permitted by law, without the appointment of a new trustee.

      Section 6.14.     Representations and Warranties of Indenture Trustee.

      The Indenture Trustee represents and warrants that on the Closing Date:

            (i) it is a corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation;

            (ii) it has full power and authority to execute, deliver, and perform this Indenture and the Sale and Servicing Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Indenture and the Sale and Servicing Agreement;

            (iii) the consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which it is a party or by which it is bound;

            (iv) it does not have notice of any adverse claim (as used in Section 8-302 of the UCC in effect in Delaware) with respect to the

      Mortgage Loans;

            (v) it satisfies the requirements of Section 6.08; and

            (vi) to the Indenture Trustee's best knowledge, no proceedings or investigations concerning the Indenture Trustee are pending or threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over or its properties:

                  (A) asserting the invalidity of this Indenture,

                  (B) seeking to prevent the consummation of any of the
            transactions contemplated by this Indenture, or

                  (C) seeking any determination that might affect its
            performance of its obligations under this Indenture or the validity or enforceability of this Indenture.

      Section 6.15.     Co-Trustee and the Loan Insurance Policy.

      (a) The Co-Trustee has been appointed solely to (i) receive and hold the Loan Insurance Policy on behalf of the Noteholders and (ii) make aggregate premium payments with respect to the Loan Insurance Policy as directed by the Master Servicer and take the other actions expressly provided for in this Section 6.15. The Co-Trustee, not in its individual capacity but solely in its capacity as Co-Trustee on behalf of the Noteholders, is hereby directed to hold the Loan Insurance Policy for the benefit of the Noteholders. The Co-Trustee acknowledges receipt of the Loan Insurance Policy and agrees to perform its duties in the manner described below.

      (b) The Co-Trustee's duties are limited to those expressly stated in this Section 6.15, and the Co-Trustee shall not have any of the duties of the Indenture Trustee under the Indenture or any other Transaction Document.

      (c) On each Payment Date upon receipt of funds from the Master Servicer in accordance with Section 8.02(a), the Co-Trustee shall pay the amount received from the Master Servicer to the Loan Insurance Policy Provider on the Payment Date by wire transfer of immediately available funds in accordance with written instructions furnished by the Loan Insurance Policy Provider pursuant to the Loan Insurance Policy. The Co-Trustee will establish and maintain on behalf of the Noteholders an Eligible Account with the title specified in the Indenture Adoption Annex. The Co-Trustee shall hold amounts deposited in that account as trustee for the benefit of the Secured Parties. The Co-Trustee shall have no obligation to verify the accuracy of any amount to be paid as aggregate premium payable to the Loan Insurance Policy Provider and may rely conclusively on the written instructions of the Master Servicer. The Master Servicer shall make any claims pursuant to and in accordance with the Loan Insurance Policy and, except for the duties of the Co-Trustee in
Section 6.15(a), shall perform all of the obligations of the insured under the Loan Insurance Policy on behalf of the Co-Trustee and for the benefit of the Noteholders. Payments by the Loan Insurance Policy Provider will be made directly to the Master Servicer that will deposit them into the Collection Account. However, if the Co-Trustee receives any payment under the Loan Insurance Policy from the Loan Insurance Policy Provider, the Co-Trustee shall pay them to the Master Servicer to be deposited in the Payment Account.

The wiring instructions for the Co-Trustee and the Indenture Trustee are specified in the Indenture Adoption Annex.

      (d) The Co-Trustee shall be entitled to the following rights and immunities:

            (i) the duties and obligations of the Co-Trustee shall be determined solely by the express provisions of this Indenture. The Co-Trustee shall not be liable, individually or as Co-Trustee, except for its performance of the duties and obligations specifically provided to be performed by the Co-Trustee in this Section 6.15, no implied covenants or obligations shall be read into this Indenture or any other Transaction Document against the Co-Trustee, and it may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it and conforming to the requirements of this Indenture that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Co-Trustee shall not be liable, individually or as Co-Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Co-Trustee, unless the Co-Trustee was grossly negligent or acted in bad faith or with willful misfeasance;

            (iii) the Co-Trustee shall not be liable, individually or as Co-Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred on it by this Indenture;

            (iv) the Co-Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document;

            (v) the Co-Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

            (vi) the Co-Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not the Co-Trustee; and

            (vii) the compensation and indemnification of the Co-Trustee shall be separately agreed to between the Sponsor and the Co-Trustee.

      (e) The Co-Trustee shall, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers having aggregate capital surplus and undivided profits of at least $50,000,000, and subject to supervision or examination by a federal or state authority, and otherwise acceptable to the Loan Insurance Policy Provider. If at any time the Co-Trustee ceases to be eligible in accordance with this subsection, the Co-Trustee shall resign immediately in the manner and with the effect specified in Section 6.15(f). The corporation or national banking association serving as Co-Trustee may have normal banking and trust relationships with the Transferor and its affiliates.

      (f) The Co-Trustee may at any time resign and be discharged from the trusts hereby created (1) by giving written notice of resignation to the Loan Insurance Policy Provider and the Indenture Trustee, not less than 60 days before the date specified in the notice when the resignation is to take effect, and (2) upon acceptance of appointment by a successor co-trustee in accordance with this Subsection and meeting the qualifications in Section 6.15(e). If no successor co-trustee shall have been so appointed and have accepted appointment within 60 days after the notice or resignation, the resigning Co-Trustee may petition any court of competent jurisdiction for the appointment of a successor co-trustee.

      If at any time (i) the Co-Trustee ceases to be eligible in accordance with Section 6.15(e) and fails to resign after written request by the Loan Insurance Policy Provider or the Indenture Trustee, or (ii) the Co-Trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the Co-Trustee or of its property is appointed, or any public officer takes charge of the Co-Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Loan Insurance Policy Provider or the Indenture Trustee may remove the Co-Trustee and appoint a successor co-trustee by written instrument, with copies delivered to the Co-Trustee, the Indenture Trustee, Loan Insurance Policy Provider, and the successor co-trustee. Any successor co-trustee shall be paid pursuant to an agreement with the Sponsor and the Collateral shall not be used to satisfy any obligation to pay the compensation of the successor co-trustee. Any resignation or removal of the Co-Trustee and appointment of a successor co-trustee pursuant to this Subsection shall become effective only upon acceptance of appointment by the successor co-trustee as provided in this Subsection.

      (g) Any successor co-trustee appointed as provided in Section 6.15(f) shall execute, acknowledge, and deliver to the Loan Insurance Policy Provider, the Indenture Trustee, and to its predecessor co-trustee an instrument accepting its appointment and thereupon the resignation or removal of the predecessor co-trustee shall become effective and the successor co-trustee, without anything further, shall become fully vested with all the rights and obligations of its predecessor hereunder, with the like effect as if originally named as co-trustee. The Co-Trustee shall deliver the Loan Insurance Policy and any amounts held in its possession for the benefit of the Loan Insurance Policy Provider to the successor co-trustee upon the appointment of the successor co-trustee.

      (h) The Co-Trustee represents and warrants as to itself that it is duly authorized under applicable law and its organizational documents to execute and deliver this Indenture, and to perform its obligations under Section 6.15 of this Indenture, and that all action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals, if any, required with respect thereto have been obtained.

      (i) The Co-Trustee shall surrender the Loan Insurance Policy to the Loan Insurance Policy Provider for cancellation upon the satisfaction and discharge of this Indenture.
                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

      Section 7.01.     Issuer to Furnish Names and Addresses of Noteholders.

      The Issuer will furnish to the Indenture Trustee not more than five days after each Record Date a list of the names and addresses of the Holders of Notes as of the Record Date in the form the Indenture Trustee reasonably requires, and at any other times the Indenture Trustee or Credit Enhancer requests in writing, within 30 days after the Issuer receives the request, a list of similar form and content as of a date not more than ten days before the time the list is furnished. So long as the Indenture Trustee is the Note Registrar, the Issuer need not furnish these lists.

      Section 7.02.     Preservation of Information; Communications.

      (a) The Indenture Trustee shall preserve the names and addresses of the Holders of Notes in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar in as current a form as is reasonably practicable. The Indenture Trustee may destroy any list furnished to it under Section 7.01 on receipt of a new list so furnished.

      (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes in the manner provided under TIA Section 312(b).

      (c) The Issuer, the Indenture Trustee, and the Note Registrar shall have the protections provided under TIA Section 312(c).

      Section 7.03.     Exchange Act Reports.

      (a) The Indenture Trustee shall prepare for filing and file in accordance with the Exchange Act within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act) with the Commission a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Indenture Trustee, no later than 5 days following the Payment Date, any other information identified by the Issuer or the Master Servicer (the "Additional Designated Information") to be filed with the Commission. If the Issuer or Master Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Issuer or Master Servicer, as the case may be, shall specify the item on Form 10-D to which the information is responsive and, with respect to any exhibit to be filed on Form 10-D, the exhibit number. Any Additional Designated Information to be filed on Form 10-D shall be delivered to the Indenture Trustee in EDGAR-compatible form. If no Additional Designated Information is provided to the Indenture Trustee by the 5th day after a Payment Date, the Indenture Trustee will not be required to include such information in the Form 10-D filing for the Payment Date. The Indenture Trustee shall prepare for filing and file any amendment to any Form 10-D previously filed with the Commission with respect to the Issuer at the request of the Issuer or the Master Servicer. The Master Servicer shall sign each Form 10-D filed on behalf of the Issuer. The Indenture Trustee shall encode these filings to provide for automated filing notification instructions to the Countrywide MBS Surveillance Group at its email address at SAGroup@countrywide.com (or at any other address designated in writing by the Master Servicer) in its EDGAR submissions when making these filings.

      (b) Other than the reports required to be filed on behalf of the Issuer by the Indenture Trustee pursuant to Section 7.03(a), the Issuer shall:

            (i) file with the Commission, the Indenture Trustee, and the Credit Enhancer copies of the annual reports and of the information, documents, and other reports (or copies of the portions of any of these the Commission prescribes in its rules and regulations) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, within 15 days after the Issuer is required to file the same with the Commission;

            (ii) file with the Indenture Trustee, the Credit Enhancer, and the Commission in accordance with the Commission's rules and regulations any additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture the rules and regulations require; and

            (iii) supply to the Indenture Trustee and the Credit Enhancer summaries of any information, documents, and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section and by the rules and regulations of the Commission (and the Indenture Trustee shall transmit them by mail to all Noteholders described in TIA
      Section 313(c)).


      (c) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.04.     Reports by Indenture Trustee.

      If required by TIA Section 313(a), within 60 days after the date in each year specified in the Indenture Adoption Annex, beginning with the date specified in the Indenture Adoption Annex, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) and to the Credit Enhancer a brief report dated that date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Credit Enhancer before the Notes are listed on any securities exchange.

      The Indenture Trustee shall deliver to each Noteholder the information necessary for the Holder to prepare its federal and State income tax returns. On each Payment Date, the Indenture Trustee shall make available to each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency on its Internet website the statement for Noteholders prepared by the Master Servicer and delivered to it pursuant to Section 4.04 of the Sale and Servicing Agreement for the Payment Date.

      If the statement for Noteholders is not accessible to any of the Noteholders, the Master Servicer, the Credit Enhancer, or either Rating Agency on the Indenture Trustee's internet website, the Indenture Trustee shall forward a hard copy of it to each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency immediately after the Indenture Trustee becomes aware that it is not accessible to any of them via its website. The address of the Indenture Trustee's internet website where the statement for Noteholders will be accessible is https://www.jpmorgan.com/sfr. Assistance in using the Indenture Trustee's internet website may be obtained by calling the Indenture Trustee's customer service desk at (877) 722-1095. The Indenture Trustee shall notify each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency in writing of any change in the address or means of access to the internet website where the statement for Noteholders is accessible.

      The Indenture Trustee shall prepare (in a manner consistent with the treatment of the Notes as indebtedness of the Issuer, Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders covering payments by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute them as required by law. In addition, the Indenture Trustee shall promptly furnish any information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

                                 ARTICLE VIII

          ACCOUNTS, CAP CONTRACT, DISBURSEMENTS, AND RELEASES

      Section 8.01.     Accounts.

      (a) The Indenture Trustee will establish and maintain on behalf of the Noteholders an Eligible Account (the "Payment Account") with the title specified in the Indenture Adoption Annex. The Indenture Trustee shall hold amounts deposited in the Payment Account as Indenture Trustee for the benefit of the Secured Parties. The Indenture Trustee will, promptly upon receipt, deposit in the Payment Account and retain in it the aggregate amount remitted by the Master Servicer, any Sponsor Loss Coverage Amount paid to it by the Sponsor pursuant to the Sale and Servicing Agreement and any payments under the Loan Insurance Policy received from the Master Servicer pursuant to
Section 6.15(c). The Indenture Trustee shall invest amounts on deposit in the Payment Account at the direction of the Master Servicer in Eligible Investments payable on demand or maturing no later than the day before the next Payment Date. All income realized from investment of funds in the Payment Account shall be for the benefit of the Master Servicer. Any losses incurred on funds in the Payment Account that reduce their principal amount shall be immediately deposited in the Payment Account by the Master Servicer out of its own funds.

      Pursuant to the Sale and Servicing Agreement, the Master Servicer has established the Collection Account. The Sale and Servicing Agreement requires the Master Servicer to deposit specified collections on the Mortgage Loans into the Collection Account no later than two Business Days before each Payment Date and to deposit the amounts specified in Section 3.03 of the Sale and Servicing Agreement in the Payment Account on the dates specified in
Section 3.03 of the Sale and Servicing Agreement and, not later than the Business Day before each Payment Date, to withdraw from the Collection Account and remit to the Indenture Trustee the amount to be applied on the next Payment Date by the Indenture Trustee pursuant to Section 8.03, to the extent on deposit in the Collection Account.

      If on a Determination Date the Master Servicer notifies the Indenture Trustee and the Credit Enhancer of the amount in the Collection Account allocable to Interest Collections and Principal Collections for the Mortgage Loans in each Loan Group for the related Payment Date, then the Master Servicer may withdraw from the Collection Account and the Payment Account and retain any amounts that constitute income and gain realized from the investment of the collections.

      (b) The Indenture Trustee shall establish and maintain an Additional Loan Account for each Loan Group with the title specified in the Indenture Adoption Annex. Each Additional Loan Account shall be an Eligible Account solely for the benefit of the Secured Parties. Neither the Sponsor nor the Depositor shall have any interest in any of the principal of the funds deposited into the Additional Loan Accounts. The Additional Loan Accounts are not assets of any REMIC created under the Trust Agreement. The Additional Loan Accounts shall be maintained in accordance with Section 8.02.

      (c) On the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Principal Amount Notes, the Basis Risk Carryforward Reserve Fund consisting of two subaccounts--the Basis Risk Account and the Cap Contract Accoun t and shall deposit in it, upon receipt from or on behalf of the Depositor, $5,000. All funds on deposit in the Basis Risk Carryforward Reserve Fund shall be held separate from, and not commingled with, any other money, including other money held by the Indenture Trustee pursuant to this Indenture.

      The Indenture Trustee shall make withdrawals from the Basis Risk Carryforward Reserve Fund for distribution to the Principal Amount Notes in the manner specified in Section 8.03(f). At the earlier of the retirement of the Principal Amount Notes and the termination of the Trust in accordance with
Section 10.01, the Indenture Trustee shall distribute to the Depositor all monies remaining on deposit in the Basis Risk Carryforward Reserve Fund after making the distributions specified in Section 8.03(f).

      The Indenture Trustee will withdraw funds from the Cap Contract Account for payment pursuant to Section 8.03(a)(xv) and 8.08.

      In addition, the Indenture Trustee may withdraw from the Basis Risk Carryforward Reserve Fund any amount deposited in the Basis Risk Carryforward Reserve Fund and not required to be deposited in it.

      The Indenture Trustee shall invest amounts on deposit in the Basis Risk Carryforward Reserve Fund at the written direction of the Master Servicer in Eligible Investments payable on demand or maturing no later than the day before the next Payment Date. All income realized from investment of funds in the Basis Risk Carryforward Reserve Fund shall be for the benefit of the Holders of the Class C Certificates. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 8.03(f). Any losses incurred on funds


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

in the Basis Risk Carryforward Reserve Fund that reduce their principal amount shall be charged against amounts on deposit in the Basis Risk Carryforward Reserve Fund immediately as realized. The Basis Risk Carryforward Reserve Fund will not be an asset of any REMIC created under the Trust Agreement. The Class C Certificates shall evidence ownership of the Basis Risk Carryforward Reserve Fund for federal tax purposes.

      (d) The Indenture Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Indenture Trustee. On the Closing Date, CHL shall deposit into the Principal Reserve Fund $100.00. Funds on deposit in the Principal Reserve Fund shall not be invested. The Principal Reserve Fund shall be treated as an outside reserve fund under applicable Treasury regulations and shall not be part of any REMIC created under the Trust Agreement.

      On the Business Day before the first Payment Date, the Indenture Trustee shall transfer $100.00 from the Principal Reserve Fund to the Payment Account, and on the first Payment Date, the Indenture Trustee shall withdraw $100 from the Payment Account and distribute it to the Issuer for distribution pursuant to the Trust Agreement, and thereafter terminate the Principal Reserve Fund.

      Section 8.02. Withdrawals from the Collection Account and the Additional Loan Accounts.

      (a) Upon delivery of an Officer's Certificate to the Indenture Trustee, the Master Servicer may withdraw funds with respect to the relevant Loan Group from the Collection Account for the following purposes:

            (i) to pay to the Master Servicer its Servicing Fee to the extent that it has not been retained pursuant to Section 3.02(b) of the Sale and Servicing Agreement;

            (ii) to pay to the Master Servicer net earnings on amounts on deposit in the Collection Account as provided in Section 8.01;

            (iii) to pay from Principal Collections for the relevant Loan Group the amounts provided for the purchase of Additional Balances pursuant to Section 2.01 of the Sale and Servicing Agreement; and

            (iv) to pay the aggregate premiums due under the Loan Insurance Policy to the Co-Trustee in accordance with Section 6.15(c) and to pay any other amounts due under the Loan Insurance Policy to the Loan Insurance Policy Provider.

      If the Master Servicer deposits in the Collection Account any amount not required to be deposited or any amount representing payments by mortgagors made by checks subsequently returned uncollected, it may at any time withdraw that amount from the Collection Account upon delivery of an Officer's Certificate to the Indenture Trustee.

      (b) On the date on which the Indenture Trustee receives:



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

            (i) the Officer's Certificate specified in Section 2.01(b)(ii)(I) of the Sale and Servicing Agreement confirming satisfaction of the conditions precedent to subsequent additions in Section 2.01(b) of the Sale and Servicing Agreement on a Subsequent Closing Date,

            (ii) the revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans covered by a Transfer Document, and

            (iii) an Opinion of Counsel, substantially in the form delivered on the Closing Date, addressed to the Indenture Trustee and the Credit Enhancer to the effect that a court in a bankruptcy context addressing the transfer of the Additional Home Equity Loans would characterize the transfer as a sale rather than as a secured lending and an Opinion of Counsel addressed to the Indenture Trustee relating to the perfection of security interest in the Additional Home Equity Loans, the Indenture Trustee shall withdraw from the applicable Additional Loan Account, and release from the lien of this Indenture an amount equal to the Cut-off Date Asset Balance of the Additional Home Equity Loans covered by the Transfer Document.

      (c) All earnings on funds in the Additional Loan Accounts under Section 2.01(b) of the Sale and Servicing Agreement and Section 8.02(b) are for the account of the Master Servicer. The Additional Loan Accounts shall be invested in Eligible Investments. If any funds remain in any Additional Loan Account on the Latest Subsequent Closing Date, to the extent that they represent earnings on the amounts originally deposited into that Additional Loan Account, the Indenture Trustee shall distribute them to the order of the Master Servicer. The remaining funds shall be transferred to the Collection Account and treated as Investor Principal Collections.

      (d) If at any time the Depositor becomes aware that the Cut-off Date Asset Balance of Additional Home Equity Loans reflected on any Transfer Document exceeds the actual Cut-off Date Asset Balance of the relevant Additional Home Equity Loans, the Depositor shall so notify the Indenture Trustee in writing and the Indenture Trustee shall redeposit into the applicable Additional Loan Account the excess reported to it by the Depositor.

      Section 8.03.     Payments.

      (a) Payments of Investor Interest Collections and Investment Proceeds. On each Payment Date, the Indenture Trustee shall distribute out of the Payment Account (to the extent of Investor Interest Collections for a Loan Group collected during the related Collection Period, the deposits by the Master Servicer pursuant to Section 3.03 of the Sale and Servicing Agreement, and any Crossover Amounts) the following amounts and in the following order of priority to the following persons (based on the information in the Servicing Certificate), for each Loan Group:



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

            (i) to pay the premium related to that Loan Group pursuant to the Insurance Agreement to the Credit Enhancer;

            (ii) on the second, third, fourth, fifth and sixth Payment Dates, to pay the accrued monthly interest on related Class A-IO Component Notional Balance at the related Class A-IO Component Note Rate;

            (iii) to pay the Aggregate Investor Interest for that Class of Principal Amount Notes for the Payment Date to the related Noteholders;

            (iv) to pay the Investor Loss Amount for that Class of Principal Amount Notes for the Payment Date to the related Noteholders as principal in reduction of the related Note Principal Balance;

            (v) to pay the Investor Loss Reduction Amount for that Class of Principal Amount Notes to the related Noteholders in reduction of their Note Principal Balance;

            (vi) to pay any amounts described in item (iii) above that remain unpaid to the Holders of the unrelated Class of Principal Amount Notes on the Payment Date (after taking into account the allocation of 100% of the Investor Interest Collections relating to the unrelated Class of Notes on the Payment Date) to the Holders of the unrelated Class of Principal Amount Notes;

            (vii) to pay previously unreimbursed Credit Enhancement Draw Amounts related to that Loan Group together with interest on such amounts at the applicable rate in the Insurance Agreement to the Credit Enhancer;

            (viii) after the sixth Payment Date, to pay the related Accelerated Principal Payment Amount to the related Class of Principal Amount Noteholders as principal in reduction of the related Note Principal Balance;

            (ix) after the sixth Payment Date, to pay the unrelated Accelerated Principal Payment Amount that remains unpaid (after taking into account the allocation of 100% of the Investor Interest Collections relating to the unrelated Class of Notes on the Payment Date) to the unrelated Class of Principal Amount Noteholders as principal in reduction of the unrelated Note Principal Balance;

            (x) to pay any amounts described in items (iv) and (v) above that remain unpaid to the Holders of the unrelated Class of Notes on the Payment Date (after taking into account the allocation of 100% of the Investor Interest Collections relating to the unrelated Class of Notes on the Payment Date) to the Holders of the unrelated Class of Principal Amount Notes;

            (xi) to pay any amounts related to the Loan Group owed to the Credit Enhancer pursuant to the Insurance Agreement to the Credit Enhancer;



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

            (xii) to pay any amounts required to be paid to the Master Servicer with respect to the related Class of Notes pursuant to Sections
      3.08 and 5.03 of the Sale and Servicing Agreement that have not been previously paid to the Master Servicer;

            (xiii) to pay previously unreimbursed Credit Enhancement Draw Amounts related to the unrelated Class of Principal Amount Notes together with interest on them at the applicable rate in the Insurance Agreement and any other amounts owed under the Insurance Agreement with respect to the unrelated Loan Group to the Credit Enhancer;

            (xiv) on the second, third, fourth, fifth and sixth Payment Dates, to pay accrued monthly interest on unrelated Class A-IO Component at the applicable Class A-IO Component Note Rate (after taking into account the allocation of 100% of the Investor Interest Collections relating to the unrelated Class of Notes on the Payment Date);

            (xv) to the Basis Risk Carryforward Reserve Fund, first the Basis Risk Carryforward for each Class of Principal Amount Notes remaining unpaid after application of amounts in the Basis Risk Carryforward Reserve Fund under Section 8.03(f)(1), and second to restore the amount in the Basis Risk Carryforward Reserve Fund to $5,000; and

            (xvi) any remaining amount to the Issuer for distribution in accordance with the Trust Agreement.

      (b) Payment of Principal Collections. Except on the Payment Date in the month specified in the Indenture Adoption Annex, on each Payment Date, the Indenture Trustee shall distribute out of the Payment Account to the Holders of each Class of Principal Amount Notes the Investor Principal Collections for the related Loan Group but not in excess of the related Note Principal Balance. On the Payment Date in the month specified in the Indenture Adoption Annex, the Indenture Trustee shall distribute to the Holders of each Class of Principal Amount Notes all Principal Collections from the related Loan Group up to the related Note Principal Balance.

      (c) Application of Subordinated Transferor Collections. If, after applying Investor Interest Collections, the deposits by the Master Servicer pursuant to Section 3.03 of the Sale and Servicing Agreement, and any Crossover Amounts as provided in Section 8.03(a), any Required Amount remains unpaid for a Class, the Indenture Trustee shall, based on information in the Servicing Certificate for the Payment Date, apply Subordinated Transferor Collections for the related Loan Group to pay the unpaid Required Amounts for the Class.

      If, after making those payments the Required Amount for the Class remains unpaid, the Indenture Trustee shall apply any remaining Subordinated Transferor Collections for the unrelated Loan Group (after application of Subordinated Transferor Collections for the


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

unrelated Loan Group pursuant to this subsection to pay Required Amounts for the Class related to that unrelated Loan Group) to pay any unpaid Required Amount for the Class.

      If, after making both of those payments the Required Amount remains unpaid, then the remaining Investor Loss Amount and the Investor Loss Reduction Amount for that Class shall be allocated to reduce the related Allocated Transferor Interest.

      The portion of the Required Amount for a Loan Group in respect of any Investor Loss Amount or Investor Loss Reduction Amount for the related Class that, remains uncovered may be ultimately covered by proceeds from liquidation of the Allocated Transferor Interest of the unrelated Loan Group to the extent available. No allocation of Investor Loss Amounts or Investor Loss Reduction Amounts for a Loan Group shall reduce the related Allocated Transferor Interest below zero.

      (d) Payment of the Credit Enhancement Draw Amount. The Indenture Trustee will make payments to the related Class of Principal Amount Noteholders from the Credit Enhancement Draw Amount (but not including any portion of it representing a Preference Claim) drawn under the Policy for any Payment Date and Class of Principal Amount Notes pursuant to Section 8.05 on the Payment Date as follows:

            FIRST, as an addition to the amount distributed pursuant to Section 8.03(a)(iii); and

            SECOND, the portion of the Credit Enhancement Draw Amount remaining after the application of the amounts referred to in First above, as an addition to the amounts distributed pursuant to Section 8.03(b).

The aggregate amount of principal distributed to the Holders of either Class of Principal Amount Notes under this Indenture shall not exceed the related Original Note Principal Balance.

      (e) Distributions to Issuer. On each Payment Date, based on the information in the Servicing Certificate for the Payment Date and subject to
Section 8.03(a),(b), and (c), the Indenture Trustee shall distribute to the Issuer from amounts in the Payment Account

            (i) any Net Draws Principal Payment for the Payment Date,

            (ii) the Interest Collections for each Loan Group that are not Investor Interest Collections on the Payment Date for the related Collection Period and are not paid out as Subordinated Transferor Collections under Section 8.03(c), and

            (iii) the portion of Transferor Principal Collections for each Loan Group for the related Collection Period that are not paid out as Subordinated Transferor Collections under Section 8.03(c).



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

      For the purposes of this Section 8.03(e), payments of Subordinated Transferor Collections under Section 8.03(c) shall be considered to be made first from Interest Collections until they are reduced to zero, and then from Principal Collections.

      (f) Distributions of Basis Risk Carryforward. On each Payment Date, any amounts in the Basis Risk Carryforward Reserve Fund shall be distributed by the Indenture Trustee as follows:

            (i) first, on the initial Payment Date, to the Classes of Principal Amount Notes, pro rate based on their entitlement for Basis Risk Carryforward for that Payment Date, the lesser of

                  (A) the amount available in the Basis Risk Carryforward
            Reserve Fund from any prior Payment Dates (and with respect to the first Payment Date the $5,000 on deposit therein), and

                  (B) the aggregate Basis Risk Carryforward with respect to
            the Principal Amount Notes for that Payment Date, and

            (ii) second, from amounts deposited on that Payment Date in the Basis Risk Carryforward Reserve Fund for that purpose under Section 8.03(a)(xv), to the Principal Amount Notes, pro rata based on their remaining entitlement for Basis Risk Carryforward for that Payment Date, up to the remaining amount of Basis Risk Carryforward of each such Class.

      Section 8.04.     Calculation of the Note Rate.

      On each Adjustment Date, the Indenture Trustee shall determine
LIBOR for the related Interest Period and inform the Master Servicer (at the facsimile number given to the Indenture Trustee in writing) of the rate. On each Determination Date, the Indenture Trustee shall determine the applicable Note Rate for each Class and Component of Interest Bearing Notes for the related Payment Date.

      Section 8.05.     Claims on the Policy; Policy Payments Account.

      (a)   The Indenture Trustee shall establish the Policy Payments
Account. The Indenture Trustee shall deposit upon receipt any amount paid under the Policy in the Policy Payments Account and pay that amount only to pay the related Class of Notes the Credit Enhancement Draw Amounts for which a claim was made and such amount may not be applied to satisfy any costs, expenses, or liabilities of the Master Servicer, the Indenture Trustee, or the Trust (other than payments of principal and interest on the Notes). Amounts paid under the Policy, to the extent needed to pay any Insured Amount, shall be transferred to the Payment Account on the related Payment Date, and the portion thereof representing the Insured Amount shall be disbursed by the Indenture Trustee to the related Noteholders, in each case as if it were a payment to the related Noteholders pursuant to Section 8.03. Payments from draws on the Policy need not be made by checks or wire transfers separate from the checks or wire transfers


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

used to pay other payments to Noteholders, as applicable, with other funds available for the other payments. However, the amount of any payment of principal of or interest on the related Class of Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (d) below and in the statement to be furnished to Holders of the Notes pursuant to Section 7.04. Funds held in the Policy Payments Account shall not be invested. Any funds remaining in the Policy Payments Account on the first Business Day following the later of the Payment Date and the Business Day after the day on which a payment on the Policy has been paid to the Holders of the applicable Class of Notes shall be returned to the Credit Enhancer, pursuant to the instructions of the Credit Enhancer, by the end of the Business Day.

      (b) If the Indenture Trustee has determined that an Insured Amount is required to be paid under the Policy with respect to a Payment Date, it shall deliver a notice (substantially in the form of the Payment Notice Under Financial Guaranty Insurance Policy No. CA02871A included as Exhibit A to the Policy) to the Credit Enhancer no later than 10:00 a.m., New York, New York time on the Business Day preceding the Payment Date and shall provide a copy of such notice to the Master Servicer at the time the Payment Notice is delivered to the Credit Enhancer. That notice (substantially in the form of the Payment Notice Under Financial Guaranty Insurance Policy No. CA02871A included as Exhibit A to the Policy) shall constitute a claim for payment pursuant to the Policy.

      (c) If the Indenture Trustee receives a certified copy of an order of the appropriate court (an "Order") that any prior payment made on the Notes constitutes a Preference Amount, the Indenture Trustee shall so notify the Credit Enhancer, shall comply with the Policy to obtain payment by the Credit Enhancer of the Preference Amount, and shall, at the time it provides notice to the Credit Enhancer, notify each holder of the affected Notes by mail that

            (i) subject to the terms of the Policy, the Credit Enhancer will disburse the Preference Amount directly to the receiver, conservator, debtor-in-possession, or trustee in bankruptcy named in the Order (unless an Owner has provided evidence satisfactory to the Credit Enhancer that it has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee) on the fourth Business Day following the delivery to the Indenture Trustee on behalf of the Noteholder of (1) a certificate of the Noteholder that the Order has been entered and is not subject to any stay, (2) an opinion of counsel (obtained at the expense of the Issuer) satisfactory to the Credit Enhancer that the Order is final and is not subject to appeal, and (3) an assignment duly executed and delivered by the Noteholder, in a form reasonably required by the Credit Enhancer and provided to the Noteholder by the Credit Enhancer, irrevocably assigning to the Credit Enhancer all rights and claims of the Noteholder relating to or arising under the affected Notes against the debtor that made a payment of the Preference Amount, or otherwise with respect to the payment. If the documents are


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

      received after 10:00 a.m., New York City time, on a Business Day, they will be considered received on the following Business Day, and

            (ii) if the Preference Amount is recovered from the Noteholder pursuant to the Order, the Noteholder will be entitled to payment pursuant to the Policy.

A copy of the Policy shall be made available to each affected Noteholder through the Indenture Trustee, and the Indenture Trustee shall furnish to the Credit Enhancer or its fiscal agent, if any, a copy of its records evidencing the payments that have been made by the Indenture Trustee in respect of any Preference Amounts paid by the Credit Enhancer and the dates on which the payments were made.

      (d) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid on any Class of Notes from moneys received under the Policy. The Credit Enhancer may inspect the records at reasonable times during normal business hours on two Business Days' notice to the Indenture Trustee.

      (e) The Noteholders are not entitled to institute proceedings directly against the Credit Enhancer. Each Noteholder, by its purchase of Notes agrees that the Credit Enhancer may at any time during the continuation of any proceeding relating to a Preference Amount, direct all matters relating to the Preference Amount on its behalf, including the direction of any appeal of any order relating to the preference claim and the posting of any surety, supersedeas, or performance bond pending any appeal.

      (f) Any payments to the Credit Enhancer shall be made by wire transfer of immediately available funds to the following Federal Reserve Account (until the Credit Enhancer notifies the Indenture Trustee of a change in the account information):

            Bank of America, N.A.
            777 Main Street
            Hartford, CT 06115-2001
            ABA Number: 026009593
            For the Account of: XL Capital Assurance Inc.
            1221 Avenue of the Americas, 31st Floor
            New York, NY 10020-1001
            Account #: 942-783-5841
            Reference: Policy Number CA02871A - CWHEQ 2006-D HELOC

      (g) The Indenture Trustee shall, upon retirement of each Class of Notes, furnish to the Credit Enhancer a notice of the retirement, and, after retirement of each Class of the Notes and the expiration of the term of the Policy, surrender the Policy to the Credit Enhancer for cancellation.

      (h) The Indenture Trustee shall hold the Policy in trust as agent for the Noteholders for the purpose of making claims on the Policy and distributing the proceeds of claims on the

Policy. Neither the Policy nor the amounts paid on the Policy shall constitute part of the trust estate created by this Agreement. Each Noteholder, by accepting its Notes, irrevocably appoints the Indenture Trustee as attorney-in-fact to make claims on the Policy and to sign on its behalf any certification required with respect to any Payment Notice under the Policy.

      (i) Anything in this Indenture to the contrary notwithstanding, any payment with respect to principal of or interest on the Notes that is made with money received pursuant to the Policy shall not be considered payment of the Notes from the Trust. The Depositor, the Master Servicer, and the Indenture Trustee acknowledge, and each Noteholder by its acceptance of a Note agrees that, without the need for any further action on the part of the Credit Enhancer, the Depositor, the Master Servicer, the Indenture Trustee, or the Note Registrar

            (i) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest on any Class of Notes to the related Noteholders, the Credit Enhancer shall be fully subrogated to, and each such Noteholder hereby delegates and assigns to the Credit Enhancer, to the fullest extent permitted by law, the rights of such Noteholders to receive such principal and interest from the Trust, and

            (ii) the Credit Enhancer shall be paid such amounts from the sources and in the manner provided in this Indenture for the payment of such amounts and as provided in this Indenture until full reimbursement of all Insured Payments and Preference Amounts (together with interest thereon at the Late Payment Rate from the date paid by the Credit Enhancer until the date of their reimbursement).

      The Indenture Trustee and the Master Servicer shall cooperate in all respects (at the expense of the Issuer) with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Indenture (without limiting the rights or affecting the interests of the Holders of any Class of Notes as otherwise provided in this Indenture).

      Section 8.06.     Replacement Policy.

      If a Credit Enhancer Default occurs or if the claims paying ability rating of the Credit Enhancer is downgraded, the Depositor may substitute new surety bonds for the existing Policy so long as (i) the new rating of the Notes would be an improvement over their then current rating, (ii) the new surety bond will qualify as a "similar commercially available credit enhancement contract" within the meaning of Treas. Reg. ss. 1.1001-3(e)(4)(iv)(B), and (iii) the Rating Agency Condition is satisfied. No new credit enhancement may be substituted, however, unless the Indenture Trustee receives a legal opinion, acceptable in form and substance to the Indenture Trustee, from counsel to the provider of the new credit enhancement with respect to its enforceability and any other matters the Indenture Trustee reasonably requires. Within five Business Days after the Indenture Trustee takes physical possession of the new credit enhancement and the opinion of counsel, it will deliver the replaced Policy to the Credit


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

Enhancer. Any other form of credit enhancement may also be substituted for the Policy after a Credit Enhancer Default or downgrade if the new rating of the Notes would be an improvement over their then current rating and the Indenture Trustee receives an Opinion of Counsel to the effect that the substitution will not be treated as a significant modification within the meaning of Treas. Reg. ss. 1.1001-3.

      Section 8.07.     Cap Contract.

      The Cap Contract Administrator and the Cap Counterparty have entered into the Cap Contract Administration Agreement. The Indenture Trustee's rights to receive certain proceeds of the Cap Contract as provided in the Cap Contract Administration Agreement shall be rights of the Indenture Trustee as Cap Trustee under this Indenture, shall be an asset of the Cap Trust, and shall not be an asset of the Trust or of any REMIC. The Cap Contract Administrator and the Master Servicer shall remit any amounts received from time to time with respect to the Cap Contract to the Cap Trustee, and the Cap Trustee shall deposit the Cap Payment (Cap Trust Share) portion of any amounts received from time to time with respect to the Cap Contract into the Cap Contract Account, and shall remit to Countrywide Home Loans, Inc. the excess of any amounts received with respect to the Cap Contract for a related Payment Date over the Cap Payment (Cap Trust Share) for the related Payment Date.

      No later than two Business Days following each Payment Date, the Cap Trustee shall notify the Cap Contract Administrator of the aggregate Note Principal Balance of the Class 2-A Certificates after all distributions on the Payment Date.

      Upon a Responsible Officer of the Cap Trustee obtaining actual knowledge of an Event of Default (as defined in the Cap Contract) or Termination Event (as defined in the Cap Contract) for which the Cap Contract Administrator has the right to designate an Early Termination Date (as defined in the Cap Contract), the Cap Trustee shall act at the written direction of the Depositor as to whether to direct the Cap Contract Administrator to designate an Early Termination Date. The Cap Trustee shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Cap Contract under the circumstances contemplated by this Section, the Cap Trustee shall use commercially reasonable efforts to enforce the rights of the Cap Contract Administrator under the Cap Contract, consistent with this Indenture, and the Cap Contract Administrator shall use commercially reasonable efforts to procure a replacement Cap contract with terms approximating those of the original Cap Contract.

      Section 8.08.     Cap Trust.

On the Closing Date, there is hereby established a separate trust (the "Cap Trust"), the assets of which shall consist of the Indenture Trustee's rights and obligations under the Cap Administration Agreement as Cap Contract Administrator. The Cap Trust shall be maintained by the Cap Trustee, who initially, shall be the Indenture Trustee. On each Payment Date, funds on deposit in the Cap Contract Account up to the Cap Shortfall shall be distributed to the Holders of the Class 2-A Notes and any funds remaining in the account after this payment on


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

any Payment Date shall be paid to the Sponsor. For federal income tax purposes, the Cap Trust, including the Cap Contract Account, shall be owned by the Sponsor. In the event that an early termination payment is received with respect to an Early Termination Date, the early termination payment will be deposited by the Cap Trustee in the Cap Contract Account to cover future Cap Shortfalls on the Class 2-A Notes until the Cap Contract Termination Date and any remaining amount will be paid on that date to the Sponsor.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

      Section 9.01.     Supplemental Indentures.

      (a) Without the consent of the Holders of any Notes but with the consent of the Credit Enhancer (which shall not be unreasonably withheld) and with prior notice to each Rating Agency, subject to Section 9.05, the Issuer, the Co-Trustee, and the Indenture Trustee may enter into indentures supplemental to this Indenture, in form satisfactory to the Indenture Trustee and the Co-Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property subject to the lien of this Indenture, or to confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

            (ii) to evidence the succession of another person to the Issuer pursuant to this Indenture, and the assumption by the successor of the covenants of the Issuer in this Indenture and the Notes in compliance with the applicable provisions of this Indenture;

            (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or the Credit Enhancer or to surrender any right conferred on the Issuer in this Indenture;

            (iv) to convey, transfer, assign, mortgage, or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity or mistake;

            (vi) to correct or supplement any provision in this Indenture or in any supplemental indenture that may be inconsistent with any other provision in this Indenture or in any supplemental indenture or the other Transaction Documents;

            (vii) to conform this Indenture to the final prospectus supplement issued in respect of the Notes referred to in the Indenture Adoption Annex;

            (viii) to modify, eliminate, or add to the provisions of this Indenture as required by any Rating Agency or any other nationally recognized statistical rating organization to maintain or improve any rating of the Notes without taking the Policy into account;



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

            (ix) to modify, eliminate, or add to the provisions of this Indenture to comply with any requirement imposed by the Code;

            (x) to modify, eliminate, or add to the provisions of this Indenture to the extent appropriate to maintain the qualification of the Trust as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust pursuant to the Code that would be a claim against the Trust at any time before the final redemption of the Notes;

            (xi) to modify, eliminate, or add to the provisions of this Indenture to the extent necessary to comply with any rules or regulations of the Securities and Exchange Commission;

            (xii) to modify, eliminate, or add to the provisions of this Indenture to the extent necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture other provisions expressly required by the TIA; or

            (xiii) to provide for the acceptance of the appointment of a successor trustee under this Indenture and to add to or change any of the provisions of this Indenture necessary to facilitate the administration of the trusts under this Indenture by more than one trustee, pursuant to the requirements of Article VI.

      The Indenture Trustee and the Co-Trustee are authorized to join in the execution of any supplemental indenture and to make any further appropriate agreements and stipulations that may be contained in it.

      (b) Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition (in connection with which the consent of the Credit Enhancer shall not be unreasonably withheld), subject to Section 9.05, the Issuer, the Co-Trustee, and the Indenture Trustee may enter into indentures supplemental to this Indenture to change this Indenture in any manner or to modify the rights of the Noteholders or the Credit Enhancer under this Indenture that does not adversely affect in any material respects the interests of any Noteholder, except that, without the consent of each affected Noteholder by an Act of the applicable Noteholders delivered to the Issuer, the Co-Trustee, and the Indenture Trustee and without the consent of the Credit Enhancer and subject to Section 9.05, no supplemental indenture under this Section 9.01(b) shall:

            (i) change the date of payment of any installment of principal of any Principal Amount Note or interest on any Interest Bearing Note, or reduce the principal amount of any Principal Amount Note, the interest rate on any Interest Bearing Note, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

            (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of available funds to the payment of any amount



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

      due on the Notes after their due dates (or, in the case of redemption, after the redemption date), as provided in Article V;

            (iii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults under this Indenture and their consequences or to direct the liquidation of the Collateral;

            (iv) modify any provision of Section 9.01(b)(i), (ii), (iii),
      (iv), or (v) except to increase any percentage specified in this Indenture or provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Note affected by it; modify any of the provisions of this Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in this Indenture; or

            (v) permit the creation of any lien ranking before or on a parity with the lien of this Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in this Indenture, terminate the lien of this Indenture on any property at any time subject to this Indenture or deprive the Holder of any Note of the security provided by the lien of this Indenture.

      The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and that determination shall be conclusive on the Holders of all Notes, whether authenticated and delivered under this Indenture before or after that. The Indenture Trustee shall not be liable for any determination made in good faith.

      An Act of Noteholders under this Section need not approve the particular form of any proposed supplemental indenture, but is sufficient if it approves the substance of the supplemental indenture.

      Promptly after the execution by the Issuer, the Co-Trustee, and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which the supplemental indenture relates a notice stating in general terms the substance of the supplemental indenture. Any failure of the Indenture Trustee to mail a notice, or any defect in it, shall not, however, in any way impair or affect the validity of the supplemental indenture.

      Section 9.02.     Execution of Supplemental Indentures.

      In executing any supplemental indenture permitted by this Article, the Indenture Trustee and the Co-Trustee may require and, subject to Sections 6.01 and 6.03, shall be fully protected in relying on an Opinion of Counsel (addressed to the Indenture Trustee) stating that


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

the execution of the supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Co-Trustee may, but need not, enter into any supplemental indenture that affects the Indenture Trustee's or the Co-Trustee's own rights or obligations under this Indenture or otherwise.

      Section 9.03.     Effect of Supplemental Indenture.

      Upon the execution of any supplemental indenture pursuant to this Indenture, this Indenture shall be changed in accordance with the supplemental indenture, and the Indenture Trustee, the Co-Trustee, the Issuer, and the Noteholders shall bound by the supplemental indenture.

      Section 9.04.     Reference in Notes to Supplemental Indentures.

      Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in the supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to the supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

      Section 9.05.     Tax Opinion.

      This Indenture may not be amended under this Article or otherwise unless, in connection with the amendment, an Opinion of Counsel is furnished to the Indenture Trustee that the amendment will not result in a tax on any REMIC created under the Trust Agreement pursuant to the REMIC Provisions or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Securities are outstanding.

      Section 9.06.     Tax Matters

      (a) The assets of the Issuer with respect to which a REMIC election is to be made as provided in the Trust Agreement are intended to be a real estate mortgage investment conduit, and the affairs of the Trust shall be conducted so that each REMIC created pursuant to the Trust Agreement qualifies as a real estate mortgage investment conduit.

      (b) The Indenture Trustee shall act as agent on behalf of the Trust and as such agent the Indenture Trustee shall:

            (i) prepare and file in a timely manner a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year for each REMIC as required by the Code or state or local tax laws, regulations, or rules, and furnish to the Holders of the Notes and the Certificates any schedules, statements, or information required by the Code or state or local tax laws, regulations, or rules;



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

            (ii) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Notes and the Certificates may contact for tax information relating to the Notes and the Certificates, together with such additional information as may be required by Form 8811, and update such information as required by the Code for the Issuer;

            (iii) make elections on behalf of each REMIC to be treated as a REMIC on the federal tax return of each REMIC for its first taxable year (and, if necessary, under applicable state law);

            (iv) prepare and forward to the Holders of the Notes and the Certificates and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount;

            (v) provide any information necessary for the computation of any tax imposed on any transfer of a Residual Certificate (the reasonable cost of computing and furnishing such information may be charged to the person liable for the tax);

            (vi) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC tax status of any REMIC;

            (vii) pay, from the sources specified in Section 3.12(c) of the Trust Agreement or Section 9.06(c), as applicable, any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as they become payable (but the Indenture Trustee or any other appropriate person may contest any such tax in appropriate proceedings and the Indenture Trustee may withhold payment of the tax, if permitted by law, pending the outcome of such proceedings);

            (viii) ensure that federal, state, or local income tax or information returns are signed as required by the Code or state or local laws;

            (ix) maintain records relating to each REMIC necessary to prepare the foregoing returns, schedules, statements, or information, including the income, expenses, assets, and liabilities of each REMIC, and the fair market value and adjusted basis of the assets determined as required by the Code; and

            (x) subject to the succeeding sentence, represent any REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any REMIC, and otherwise act on behalf of any REMIC regarding any tax matter involving it. The Indenture Trustee, as and when necessary and appropriate, may agree to represent the trust in any administrative or judicial proceedings relating to an examination or audit by


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

      any governmental taxing authority, request an administrative adjustment as to any taxable year of the trust provided for herein, enter into settlement agreements with any governmental taxing agency, extend any statute of limitation relating to any tax matter of the trust provided for herein, and otherwise act on behalf of the trust provided for herein in relation to any tax matter involving the trust. The fees for any representation or other assistance rendered by the Indenture Trustee in connection with the tax-related services described in the preceding sentence will be set forth in a separate agreement, if necessary.

      To enable the Indenture Trustee to perform its duties, the Issuer shall provide to the Indenture Trustee within ten days after the Closing Date any information that the Indenture Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Notes and the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Notes and the Certificates and the Mortgage Loans. Thereafter, the Issuer shall provide to the Indenture Trustee promptly upon written request therefor, any additional information that the Indenture Trustee requests to enable it to perform these duties.

      (c) If any tax is imposed on "prohibited transactions" of any REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of a REMIC as defined in section 860G(c) of the Code, on any contribution to a REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed on any REMIC (including any federal, state, or local tax), the tax shall be paid by the Indenture Trustee, if the tax arises out of a breach by the Indenture Trustee of any of its obligations described in Section 9.06(b).

      (d) The Indenture Trustee shall treat the rights of the holders of Principal Amount Notes to receive payments from the Basis Risk Carryforward Reserve Fund as rights in a notional principal contract written by the Holders of the Class C Certificates in respect of any Basis Risk Carryforward distributed in favor of the holders of the Principal Amount Notes. Thus, the Principal Amount Notes and the Class C Certificates shall be treated as representing ownership of not only Master REMIC regular interests, but also ownership of an interest in an interest rate cap contract.

      (e) The Indenture Trustee shall treat the Basis Risk Carryforward Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Holders of the Class C Certificates, and that is not an asset of any REMIC.

                                   ARTICLE X

                              REDEMPTION OF NOTES

      Section 10.01.    Redemption.

      (a) The Principal Amount Notes are subject to redemption by the Issuer with the consent of the Credit Enhancer and the Master Servicer in whole on any Payment Date on or


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

after the Optional Termination Date. The redemption price for each Class of Principal Amount Notes shall be the Note Principal Balance for that Class plus accrued aggregate Note Interest for that Class through the day before the redemption date plus interest accrued on the aggregate Unpaid Investor Interest Shortfall for that Class of Notes, to the extent legally permissible. No premium or penalty will be payable by the Issuer in any redemption of the Notes.

      (b) The Issuer shall notify the Indenture Trustee of its election to redeem the Principal Amount Notes not later than the first day of the month preceding the month of the redemption. The Indenture Trustee shall first notify the Credit Enhancer and the Master Servicer and the Co-Trustee and then notify the Noteholders by letter mailed or sent by facsimile transmission not earlier than the 15th day and not later than the 25th day of the month before the month of the redemption.

      Payment on the Principal Amount Notes will only be made on presentation and surrender of the Notes at the office or agency of the Indenture Trustee specified in the redemption notice. By the redemption date, the Issuer shall deposit in the Payment Account in immediately available funds an amount that, when added to the funds on deposit in the Payment Account and the Collection Account that are payable to the Noteholders, equals the redemption price for each Class of Principal Amount Notes, whereupon all the Notes called for redemption shall be payable on the redemption date.

      (c) On presentation and surrender of the Principal Amount Notes, the Indenture Trustee shall pay to the Holders of Notes on the redemption date an amount equal to their redemption price. On the redemption date, the Indenture Trustee shall, based on the information in the Servicing Certificate for the relevant Payment Date, withdraw from the Payment Account and remit to the Credit Enhancer the lesser of

            (i) the amount available for distribution on the redemption date, net of the amount needed to pay the redemption price and

            (ii) the unpaid amounts due to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy (together with interest on them as provided under the Insurance Agreement) and any other sums owed under the Insurance Agreement.

      If all of the Noteholders do not surrender their Principal Amount Notes for final payment and cancellation by the redemption date, the Indenture Trustee shall hold in the Payment Account, for the benefit of the Noteholders and the Issuer, the remaining amounts representing the redemption price not distributed in redemption to Noteholders.

      (d) Any election to redeem Principal Amount Notes pursuant to Section 10.01(a) shall be evidenced by an Issuer Order. The Issuer Order shall specify the items required in the notice of redemption to be mailed to Noteholders. The Issuer shall notify each Rating Agency of the redemption.



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      Section 10.02.    Form of Redemption Notice.

      Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile or other reliable electronic means (promptly confirmed by mail) to each Holder of Principal Amount Notes and to the Credit Enhancer as of the close of business on the Record Date preceding the redemption date, at the Holder's address or facsimile number appearing in the Note Register.

      All notices of redemption shall state:

            (i) the redemption date;

            (ii) the redemption price;

            (iii) the amount of interest accrued to the redemption date;

            (iv) the place where Principal Amount Notes are to be surrendered for payment of the redemption price (which shall be the office or agency of the Issuer maintained pursuant to Section 3.02); and

            (v) that on the redemption date, the redemption price will become payable on each Principal Amount Note and that interest on the Principal Amount Notes shall cease to accrue beginning on the redemption date.

Notice of redemption of the Principal Amount Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect in it, to any Holder of any Principal Amount Note shall not affect the validity of the redemption of any other Principal Amount Note.

      Section 10.03.    Notes Payable on Redemption Date.

      Following notice of redemption as required by Section 10.02, on the redemption date the Principal Amount Notes shall become payable at the redemption price and (unless the Issuer defaults in the payment of the redemption price) no interest shall accrue on the redemption price for any period after the date to which accrued interest is calculated for purposes of calculating the redemption price.

                                  ARTICLE XI

                                 MISCELLANEOUS

      Section 11.01.    Compliance Certificates and Opinions, etc.

      (a) Whenever the Issuer requests the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Officer's Certificate stating that any conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in its opinion any conditions precedent have been complied with.



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

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (i) a statement that each signatory of the certificate or opinion has read the covenant or condition and the definitions in this Indenture relating to it;

            (ii) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions in the certificate or opinion are based;

            (iii) a statement that, in the opinion of each signatory, the signatory has made any examination or investigation necessary for the signatory to express an informed opinion about whether or not the covenant or condition has been complied with;

            (iv) a statement as to whether, in the opinion of each signatory, the condition or covenant has been complied with; and

            (v) if the signer of the certificate is required to be Independent, the statement required by the definition of Independent.

      (b)

            (i) Before the deposit of any Collateral or other property with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Credit Enhancer an Officer's Certificate stating the opinion of each person signing the certificate as to the fair value (within 90 days of the deposit) to the Issuer of the Collateral or other property to be deposited.

            (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate stating the opinion of any signer as to the matters described in clause (b)(i), the Issuer shall also deliver to the Indenture Trustee and the Credit Enhancer an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be deposited as the basis of any release and of all other property made the basis of any release since the commencement of the then-current calendar year as described in the certificates delivered pursuant to clause (b)(i) is 10% or more of the aggregate Outstanding Amount of all Classes of Principal Amount Notes, but the certificate need not be furnished for any securities deposited, if their fair value to the Issuer as described in the related Officer's Certificate is less than $25,000 or less than 1% of the then aggregate Outstanding Amount of all Classes of Principal Amount Notes.

            (iii) Whenever any property is to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Credit Enhancer an Officer's Certificate stating the opinion of each person signing the certificate as to the


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

      fair value (within 90 days of the release) of the property proposed to be released and stating that in the opinion of that person the proposed release will not impair the security under this Indenture in contravention of the provisions of this Indenture.

            (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate stating the opinion of any signer as to the matters described in clause (b)(iii), the Issuer shall also furnish to the Indenture Trustee and the Credit Enhancer an Independent Certificate as to the same matters if the fair value of the property and of all other property released from the lien of this Indenture since the commencement of the then-current calendar year, as described in the certificates required by clause (b)(iii) and this clause (b)(iv), equals 10% or more of the aggregate Outstanding Amount of all Classes of Principal Amount Notes, but the certificate need not be furnished for any release of property if its fair value as described in the related Officer's Certificate is less than $25,000 or less than 1% of the then aggregate Outstanding Amount of all Classes of Principal Amount Notes.

            (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the other requirements of this Section, (A) collect, liquidate, sell, or otherwise dispose of Collateral as and to the extent permitted by the Transaction Documents, and (B) make cash payments out of the Collection Account as and to the extent permitted by the Transaction Documents, so long as the Issuer delivers to the Indenture Trustee and the Credit Enhancer every six months, beginning six months after the date of this Indenture, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) and (B) that occurred during the preceding six months were in the ordinary course of the Issuer's business and that their proceeds were applied in accordance with the Transaction Documents.

      Section 11.02.    Form of Documents Delivered to Indenture Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, all the matters need not be certified by, or covered by the opinion of, only one person, or be certified or covered by only one document. One person may certify or give an opinion with respect to some matters and one or more other persons as to other matters, and any person may certify or give an opinion as to one matter in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Issuer may be based on a certificate or opinion of counsel insofar as it relates to legal matters, unless the officer knows, or in the exercise of reasonable care should know, that with respect to the matters on which the officer's certificate or opinion is based the certificate or opinion is erroneous. Any certificate of an Authorized Officer or Opinion of Counsel may be based on a certificate or opinion of officers of any appropriate party to any of the Transaction Documents insofar as it relates to factual matters, stating that the information with respect to the factual matters is in the possession of the party, unless the person signing knows, or in the exercise of reasonable care should know, that the certificate or opinion is erroneous.

      Where any person is required to deliver two or more documents under this Indenture, they may, but need not, be consolidated into one document.

      If the Issuer is required to deliver any document as a condition of the granting of any request, or as evidence of its compliance with this Indenture, the request may be denied or the certification of compliance will be unacceptable if the document is inaccurate. This provision shall not, however, affect the Indenture Trustee's right to rely on the accuracy of any statement or opinion in any document as provided in Article VI.

      Section 11.03.    Acts of Noteholders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Noteholders in person or by agents duly appointed in writing. Except as otherwise expressly provided in this Indenture the action shall become effective when the instruments are delivered to the Indenture Trustee and, if expressly required, to the Issuer. The instruments (and the action embodied in them) are referred to as the "Act" of the Noteholders signing the instruments. Proof of execution of any instrument or of a writing appointing an agent for a Noteholder shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any person of any instrument may be proved by an affidavit of a witness to the execution or the certificate of any notary public or other person authorized by law to acknowledge the execution of deeds. Any certificate on behalf of a jural entity executed by a person purporting to have authority to act on behalf of the jural entity shall itself be sufficient proof of the authority of the person executing it to act. The fact and date of the execution by any person of any instrument may also be proved in any other manner that the Indenture Trustee deems sufficient.

      (c) The Note Register shall prove the ownership of Notes.

      (d) Any Act by the Holder of a Note shall bind every Holder of the same Note and every Note issued on its transfer or in exchange for it or in lieu of it, in respect of anything done, omitted, or suffered to be done by the Indenture Trustee or the Issuer in reliance on the Act, whether or not notation of the action is made on the Note.

      Section 11.04.    Notices.

      Any request, demand, authorization, direction, notice, consent, waiver, Act, or other action or other documents provided or permitted by this Indenture to be given to:

            (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose under this Indenture if given in writing and delivered by


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

      first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the Indenture Trustee at its Corporate Trust Office, or

            (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the Issuer addressed as provided in the Indenture Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; or

            (iii) the Credit Enhancer by the Issuer, the Indenture Trustee, or by any Noteholder shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) (unless otherwise specifically provided) to the Credit Enhancer addressed as provided in the Indenture Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee by the Credit Enhancer, except that whenever a notice or other communication to the Credit Enhancer refers to an Event of Default, Event of Servicing Termination, a claim under the Policy, or with respect to which failure on the part of the Credit Enhancer to respond would constitute consent or acceptance, then a copy of the notice or other communication shall also be sent to the attention of the General Counsel of the Credit Enhancer and shall be marked to indicate "URGENT MATERIAL ENCLOSED";

            (iv) the Co-Trustee by the Issuer, the Indenture Trustee, or by any Noteholder shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) (unless otherwise specifically provided) to the Co-Trustee addressed as provided in the Indenture Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee by the Co-Trustee; or

            (v) to each Rating Agency by the Issuer or the Indenture Trustee shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the parties at the addresses as provided in the Indenture Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee and the Issuer.

      Section 11.05.    Notices to Noteholders; Waiver.

      Where this Indenture provides for notice to Noteholders of any event, the notice shall be sufficiently given (unless otherwise expressly provided in this Indenture) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by the event, at the Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of the notice. Whenever notice to Noteholders is given by mail, neither the failure to mail the notice nor any defect in a notice mailed to any particular Noteholder shall affect the sufficiency of the notice with respect to other Noteholders. Any notice that is mailed in the manner provided in this Indenture shall conclusively be presumed to have been duly given.

      Where this Indenture provides for notice in any manner, any person entitled to receive it may waive the notice in writing, either before or after the event, and the waiver shall be the equivalent of notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but the filing shall not be a condition precedent to the validity of any action taken in reliance on a waiver.

      If it is impractical to mail notice of any event to Noteholders when the notice is required to be given pursuant to this Indenture because of the suspension of regular mail service as a result of a strike, work stoppage, or similar activity, then any manner of giving the notice satisfactory to the Indenture Trustee shall be considered to be a sufficient giving of the notice.

      Where this Indenture provides for notice to each Rating Agency, failure to give the notice shall not affect any other rights or obligations created under this Indenture, and shall not under any circumstance constitute an Incipient Default.

      Section 11.06.    Alternate Payment and Notice Provisions.

      Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to the Holder, that is different from the methods provided for in this Indenture. The agreement may not accelerate the timing or increase the amount of any payments to the Noteholder; cause any release of or other change in any Collateral; or affect the timing, amount, or method of any payments by the Credit Enhancer under the Policy. The Issuer will furnish to the Indenture Trustee and the Credit Enhancer a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with them.

      Section 11.07.    Conflict with Trust Indenture Act.

      If any provision of this Indenture limits, qualifies, or conflicts with another provision of this Indenture that is required to be included in this Indenture by the Trust Indenture Act, the required provision shall control.

      The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically included in this Indenture unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically in this Indenture.

      Section 11.08.    Effect of Headings and Table of Contents.

      The Article and Section headings and the Table of Contents are for convenience only and shall not affect the construction of this Indenture.

      Section 11.09.    Successors and Assigns.

      All agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, assigns, co-trustees, and agents.

      Section 11.10.    Separability.

      If any provision in this Indenture or in the Notes is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Indenture and the Notes shall not be affected in any way.

      Section 11.11.    Benefits of Indenture.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any person, other than the parties to this Indenture and their successors under this Indenture, the Master Servicer (under Article VIII), the Credit Enhancer, any person with an ownership interest in the Trust, and the Noteholders, any benefit or any legal or equitable right under this Indenture. The Credit Enhancer is a third party beneficiary of this Indenture.

      Section 11.12.    Legal Holidays.

      If the date on which any payment is due is not a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on that date, but may be made on the next Business Day with the same force as if made on the date on which nominally due, and no interest shall accrue for the period after the nominal due date.

      Section 11.13.    Governing Law.

      THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Section 11.14.    Counterparts; Electronic Delivery.

      This Indenture may be executed in any number of counterparts, each of which so executed shall be considered an original, but all the counterparts shall together constitute a single instrument. Any signature page to this Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

      Section 11.15.    Recording of Indenture.

      This Indenture is a Security Agreement under the UCC. If this
Indenture is subject to recording in any appropriate public recording offices, the recording is to be effected by the Issuer but only at the request and expense of Noteholders accompanied by an Opinion of

Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that the recording materially and beneficially affects the interests of the Noteholders or any other person secured under this Indenture or the enforcement of any right granted to the Indenture Trustee under this Indenture.

      Section 11.16.    No Petition.

      The Indenture Trustee, by entering into this Indenture, any Paying Agent, by accepting its appointment as such, the Issuer, and each Noteholder, by accepting a Note, hereby covenant that they will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, or any of the other Transaction Documents. This Section shall survive the termination of this Indenture.

      Section 11.17.    Non-recourse.

      The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Trust.

      Section 11.18. Act on Instructions from Credit Enhancer; Consents and Waivers of Credit Enhancer.

      Notwithstanding any provision of this Indenture to the contrary other than Section 9.01(b)(i), (ii), (iii), (iv), or (v), so long as no Credit Enhancer Default exists, the Credit Enhancer shall at all times be treated as if it were the exclusive owner of all Insured Notes Outstanding for the purposes of all approvals, consents, waivers, and the institution of any action and the direction of all remedies, and the Indenture Trustee shall act in accordance with the reasonable directions of the Credit Enhancer so long as it is indemnified therefor to its reasonable satisfaction. The Credit Enhancer shall not be treated as if it were the exclusive owner of any Notes (other than those it may actually own) for the purposes of Section 9.01(b)(i), (ii),
(iii), (iv), or (v).

      Any consent or waiver under this Indenture or any other Transaction Document by the Credit Enhancer must be in writing and signed by the Credit Enhancer to be effective.

      Section 11.19.    Trust Obligation.

      No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Co-Trustee, or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection this Indenture, against (i) the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, or (iii) any partner, owner, beneficiary, agent, officer, director, employee, or agent of the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner

Trustee, the Co-Trustee, or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity. For all purposes of this Indenture, in the performance of any obligations of the Issuer under this Indenture, the Owner Trustee shall be subject to, and entitled to the benefits of, Articles VI, VII, and VIII of the Trust Agreement.

      IN WITNESS WHEREOF, the parties to this Indenture have caused this Indenture to be duly executed by their officers, thereunto duly authorized, all as of the day and year first above written.

                                        CWHEQ REVOLVING HOME EQUITY LOAN
                                        TRUST, SERIES 2006-D

                                        By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity,
                                            but solely as Owner Trustee

                                        By: /s/ Joann A. Rozell
                                            -------------------------------
                                            Name: Joann A. Rozell
                                            Title: Assistant Vice President

                                        JPMORGAN CHASE BANK, N.A.
                                            Indenture Trustee,

                                        By: /s/ Keith R. Richardson
                                            -------------------------------
                                            Name: Keith R. Richardson
                                            Title: Attorney-in-Fact

                                        CHASE BANK USA, NATIONAL ASSOCIATION
                                            Co-Trustee

                                        By: /s/ Diane P. Ledger
                                            -------------------------------
                                            Name: Diane P. Ledger
                                            Title: Assistant Vice President

                                                                       ANNEX 1

                       MASTER GLOSSARY OF DEFINED TERMS


                                    ANN-1-1

                                                                   EXHIBIT A-1


                               FORM OF NOTES
                         [FOR PRINCIPAL BALANCE NOTES]

      Each transferee or purchaser of this Note that is a plan or is investing plan assets, by acceptance of this Note or an interest in this Note, represents that the investment and holding of this Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note.

      Solely for U.S. Federal Income Tax purposes, this note is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G and 860D of the internal revenue code of 1986, as amended.

      Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary.




                                    A-1-1

       CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[o]-[o]
             REVOLVING HOME EQUITY LOAN ASSET BACKED NOTE
                               SERIES 200[o]-[o]


--------------------------------------------------------------------------------
Registered                               Principal Amount: $[___________]
--------------------------------------------------------------------------------
No. [____]                               Percentage Interest: [__]%
--------------------------------------------------------------------------------
CUSIP No. [_______]                      Initial Payment Date: [___________]
--------------------------------------------------------------------------------
Class [_____]                            Note Rate: Variable
--------------------------------------------------------------------------------

      The Issuer, CWHEQ Revolving Home Equity Loan Trust, Series 20[o]-[o], promises to pay to CEDE & CO. or registered assigns the Principal Amount, payable on each Payment Date in an amount equal to the Percentage Interest of the aggregate amount payable from the Payment Account as principal on the Notes pursuant to Section 8.03 of the Indenture, dated as of [o][o], 200[o](the "Indenture"), between the Issuer, JPMorgan Chase Bank, N.A., as Indenture Trustee, [and Chase Bank USA, National Association, as Co-Trustee]. The entire remaining outstanding principal balance of this Note is payable on the Payment Date in [INSERT MATURITY DATE]. Capitalized terms used in this Note that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement, and if not defined there, in the Trust Agreement between the Issuer and Wilmington Trust Company, as Owner Trustee.

      Interest will be paid on the 15th day of each month or if that is not a Business Day, then on the next Business Day (the "Payment Date"), commencing on the first Payment Date specified above, to the person in whose name this
Note is registered at the close of business on the last day preceding the Payment Date (the "Record Date") at the Note Rate. Interest will be computed on the basis of the actual number of days in the Interest Period and a 360-day year.

      The "Note Rate" for the first Interest Period is a per annum rate equal to the sum of (a) the interpolated one-month and two-month LIBOR and (b) [INSERT SPREAD]%, and for any subsequent Interest Period, a per annum rate equal to the least of: (i) the sum of (a) LIBOR as of the second LIBOR Business Day before the first day of that Interest Period and (b) [INSERT SPREAD]%, (ii) the Maximum Rate for the Class [INSERT CLASS DESIGNATION] Notes for that Interest Period, and (iii) [INSERT FIXED CAP]%.

      The interpolated one-month and two-month LIBOR shall be equal to one-month LIBOR for the first Interest Period plus the product of

         o the excess of two-month LIBOR for the first Interest Period over one-month LIBOR for the first Interest Period, multiplied by



                                    A-1-2

         o a fraction whose numerator is the number of days from the one-month anniversary of the Closing Date to the first Payment Date and whose denominator is 30.

      The "Maximum Rate" for any Interest Period is the Weighted Average Net Loan Rate for the Mortgage Loans [in the related Loan Group] for the Collection Period during which an Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which that Interest Period commences and a year assumed to consist of 360 days).

      "LIBOR" for any day means the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 a.m., London time that day. If LIBOR does not appear on that page (or a page replacing that page on that service or, if that service is no longer offered, any other service for displaying LIBOR or comparable rates reasonably selected by the Depositor after consultation with the Indenture Trustee and obtaining the consent of the Credit Enhancer), the rate will be the reference bank rate.

      The reference bank rate for an Interest Period means the arithmetic mean (rounded upwards to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits offered by three major banks engaged in transactions in the London interbank market, selected by the Depositor after consultation with the Indenture Trustee and after obtaining the consent of the Credit Enhancer, as of 11:00 a.m., London time, on the second LIBOR Business Day before the first day of the Interest Period, to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Note Principal Balance if at least two of the banks provide an offered rate.

      If fewer than two offered rates are quoted, the reference bank rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Indenture Trustee and after obtaining the consent of the Credit Enhancer, as of 11:00 a.m., New York City time, on the second LIBOR Business Day before the first day of the Interest Period, for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Note Principal Balance. If no such quotations can be obtained, the reference bank rate shall be LIBOR for the preceding Interest Period.

      "LIBOR Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

      This Note is one of the Notes from a duly authorized issue of Notes issued by CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, designated as Revolving Home Equity Loan Asset Backed Notes, Series 2006-D.

      Payments on this Note will be made by the Indenture Trustee, or by the Paying Agent appointed pursuant to the Indenture, by check mailed to the person entitled thereto as its name


                                    A-1-3
and address appears on the Note Register or, upon written request by the person delivered to the Indenture Trustee at least five Business Days before the related Record Date, by wire transfer (but only if the person owns of record Notes having principal denominations aggregating at least $1,000,000), or by any other means of payment the person and the Indenture Trustee agree to. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee or the Paying Agent, and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the rights and obligations under it.

      Solely for U.S. federal income tax purposes, this Note is a "regular interest " in a "Real Estate Mortgage Investment Conduit," as those terms are defined in sections 860G and 860D of the Internal Revenue Code of 1986.

      Without the consent of the Holders of any Notes but with the consent of the Credit Enhancer, the Issuer, the Indenture Trustee, and the Co-Trustee may amend the Indenture in certain limited ways. Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition, the Issuer, the Indenture Trustee, and the Co-Trustee may amend the Indenture to change the Indenture in any manner or to modify the rights of the Noteholders or the Credit Enhancer under the Indenture except amendments that require the consent of each affected Noteholder. No supplemental indenture may, without the consent of each affected Noteholder:

            (i) change the date of payment of any installment of principal or interest on any Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

            (ii) impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of available funds to the payment of any amount due on the Notes after their due dates (or, in the case of redemption, after the redemption date);

            (iii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults under the Indenture and their consequences or to direct the liquidation of the Collateral;

            (iv) modify any provision of the Section of the Indenture covering indenture supplements only with the consent of affected Noteholders except to increase any percentage specified in the Indenture or provide that certain additional provisions of the Indenture or the Transaction Documents cannot be modified or waived without the


                                    A-1-4
      consent of the Holder of each Note affected by it; modify any of the provisions of the Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in the Indenture; or

            (v) permit the creation of any lien ranking before or on a parity with the lien of the Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any property at any time subject to the Indenture or deprive the Holder of any Note of the security provided by the lien of the Indenture.

      As provided in the Indenture, the transfer of this Note is registrable in the Note Register of the Note Registrar on surrender of this Note for registration of transfer at the office or agency maintained by the Note Registrar for that purpose, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Indenture Trustee, and the Note Registrar duly executed by its Holder or the Holder's attorney duly authorized in writing, and thereupon new Notes of the same Class and of authorized denominations and evidencing the same aggregate Percentage Interest of the Notes will be issued to the designated transferees. The Notes are issuable only as registered Notes without coupons in denominations specified in the Indenture. As provided in the Indenture, Notes are exchangeable for new Notes of like tenor in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any registration of transfer or exchange, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Before due presentment for registration of transfer of this Note, the Issuer, the Credit Enhancer, the Indenture Trustee, and any agent of the Issuer, the Credit Enhancer, or the Indenture Trustee may treat the person in whose name this Note is registered as its owner for all purposes, whether or not this Note is overdue, and none of the Issuer, the Credit Enhancer, the Indenture Trustee, or any such agent shall be affected by notice to the contrary.

      The Issuer with the consent of the Credit Enhancer and the Master Servicer may effect an early retirement of all Classes of Notes by paying the retransfer price and accepting retransfer of the Trust Assets on any Payment Date after the Note Principal Balance of all Classes of Notes is less than or equal to 10% of the Original Note Principal Balance of all Classes of Notes.

      Each Holder or beneficial owner of this Note, by acceptance of a Note or, in the case of a beneficial owner of this Note, a beneficial interest in this Note, agrees by accepting the


                                    A-1-5
benefits of the Indenture that will not at any time institute against the Depositor, the Sponsor, the Master Servicer, or the Issuer, or join in any institution against any of them of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, or the Transaction Documents.

      Anything in this Note to the contrary notwithstanding, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank, N.A., in its individual capacity, Chase Bank USA, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the obligations under the Indenture. The holder of this Note by its acceptance of this Note agrees that the holder shall have no claim against any of the foregoing for any deficiency, loss, or claim. Nothing in this Note shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any obligations under the Indenture or in this Note.

      The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Issuer and their proceeds.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Unless the certificate of authentication on this Note has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:
                                    Wilmington Trust Company
                                       not in its individual capacity
                                       but solely as Owner Trustee on
                                       behalf of the Trust



                                    By: ____________________________




                                    A-1-6

Certificate of Authentication:
This is one of the Notes referenced
in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A. , not in its
individual capacity but solely as Indenture Trustee



By: ________________________
    Authorized Officer



                                    A-1-7

                                                                     EXHIBIT A-2


                               FORM OF NOTES
                           [FOR INTEREST ONLY NOTES]

      Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note.

      Solely for U.S. Federal Income Tax purposes, this note is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G and 860D of the internal revenue code of 1986, as amended.

      This Note may not be transferred to a plan or to an entity investing plan assets. A "plan" is an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary.




                                    A-2-1

       CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200[o]-[o]
             REVOLVING HOME EQUITY LOAN ASSET BACKED NOTE
                               SERIES 200[o]-[o]


--------------------------------------------------------------------------------
Registered                     Notional Amount: $[___________]
--------------------------------------------------------------------------------
No. [____]                     Percentage Interest: [__]%
--------------------------------------------------------------------------------
CUSIP No. [_______]            Initial Payment Date: [INSERT SECOND PAYMENT
                               DATE]
--------------------------------------------------------------------------------
Class A-IO                     Note Rate: Variable
--------------------------------------------------------------------------------

      The Issuer, CWHEQ Revolving Home Equity Loan Trust, Series 200[o]-[o], promises to pay to CEDE & CO. or registered assigns the interest payable on each of the [second, third, forth, fifth, and sixth] Payment Dates at the Note Rate accrued during the [CONFIRM AND REMOVE BRACKETS][second, third, forth, fifth, and sixth] Interest Periods, respectively, at the Note Rate on the Class [A-IO] Notional Balance in an amount equal to the Percentage Interest of the aggregate amount payable from the Payment Account as interest on the Notes pursuant to Section 8.03 of the Indenture, dated as of [o] [o], 200[o] (the "Indenture"), between the Issuer, JPMorgan Chase Bank, N.A., as Indenture Trustee, and Chase Bank USA, National Association, as Co-Trustee. Capitalized terms used in this Note that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement, and if not defined there, in the Trust Agreement between the Issuer and Wilmington Trust Company, as Owner Trustee.

      A "Payment Date" is the 15th day of each month or if that is not a Business Day, then on the next Business Day, commencing in [INSERT MONTH OF FIRST PAYMENT DATE] 200[_], to the person in whose name this Note is registered at the close of business on the last day of the month preceding a Payment Date (the "Record Date") at the Class A-IO Note Rate. Interest will be computed on the basis of the actual number of days in the Interest Period and a 360-day year.

      The "Class A-IO Notional Balance" is the lesser of the Class A-IO Scheduled Balance below and the Loan Pool Balance for the previous Payment Date less Net Draws.

      -------------------------------------------------------
          Payment Date      Class A-IO Scheduled Balance ($)
      -------------------------------------------------------
             Second               []
      -------------------------------------------------------
             Third                []
      -------------------------------------------------------
             Fourth               []
      -------------------------------------------------------
             Fifth                []
      -------------------------------------------------------
             Sixth                []
      -------------------------------------------------------



                                    A-2-2

      On the first Payment Date and on each Payment Date after the September 2006 Payment Date, the Class A-IO Notional Balance will be zero and, as a result, this Class A-IO Note will receive interest only on the second through the sixth Payment Dates and shall thereafter automatically expire.

      The "Class A-IO Note Rate" means the lesser of

         o  [INSERT RATE]% per annum and

         o the Weighted Average Net Loan Rate of the Mortgage Loans minus the weighted average note rate of the Principal Amount Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the Loan Pool Balance for the previous Payment Date (minus Net Draws) and whose denominator is the Class [A-IO] Notional Balance.

      This Note is one of the Notes from a duly authorized issue of Notes issued by CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, designated as Revolving Home Equity Loan Asset Backed Notes, Series 2006-D.

      Payments on this Note will be made by the Indenture Trustee, or by the Paying Agent appointed pursuant to the Indenture, by check mailed to the person entitled thereto as its name and address appears on the Note Register or, upon written request by the person delivered to the Indenture Trustee at least five Business Days before the related Record Date, by wire transfer (but only if the person owns of record Notes having a notional amount aggregating at least $1,000,000), or by any other means of payment the person and the Indenture Trustee agree to. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee or the Paying Agent, and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the rights and obligations under it.

      Solely for U.S. federal income tax purposes, this Note is a "regular interest " in a "Real Estate Mortgage Investment Conduit," as those terms are defined in sections 860G and 860D of the Internal Revenue Code of 1986.

      Without the consent of the Holders of any Notes, the Issuer, the Indenture Trustee, and the Co-Trustee may amend the Indenture in certain limited ways. Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition, the Issuer, the Indenture Trustee, and the Co-Trustee may amend the Indenture to change the Indenture in any manner or to modify the rights of the Noteholders under the Indenture except amendments that require the consent of each affected Noteholder. No supplemental indenture may, without the consent of each affected Noteholder:



                                    A-2-3

            (i) change the date of payment of any installment of principal or interest on any Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

            (ii) impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of available funds to the payment of any amount due on the Notes after their due dates (or, in the case of redemption, after the redemption date);

            (iii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults under the Indenture and their consequences or to direct the liquidation of the Collateral;

            (iv) modify any provision of the Section of the Indenture covering indenture supplements only with the consent of affected Noteholders except to increase any percentage specified in the Indenture or provide that certain additional provisions of the Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Note affected by it; modify any of the provisions of the Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in the Indenture; or

            (v) permit the creation of any lien ranking before or on a parity with the lien of the Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any property at any time subject to the Indenture or deprive the Holder of any Note of the security provided by the lien of the Indenture.

      As provided in the Indenture, the transfer of this Note is registrable in the Note Register of the Note Registrar on surrender of this Note for registration of transfer at the office or agency maintained by the Note Registrar for that purpose, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Indenture Trustee, and the Note Registrar duly executed by its Holder or the Holder's attorney duly authorized in writing, and thereupon new Notes of the same Class and of authorized denominations and evidencing the same aggregate Percentage Interest of the Notes will be issued to the designated transferees. The Notes are issuable only as registered Notes without coupons in denominations specified in the Indenture. As provided in the Indenture, Notes are exchangeable for new Notes of like tenor



                                    A-2-4
in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any registration of transfer or exchange, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Before due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, and any agent of the Issuer, or the Indenture Trustee may treat the person in whose name this Note is registered as its owner for all purposes, whether or not this Note is overdue, and none of the Issuer, the Indenture Trustee, or any such agent shall be affected by notice to the contrary.

      Each Holder or beneficial owner of this Note, by acceptance of a Note or, in the case of a beneficial owner of this Note, a beneficial interest in this Note, agrees by accepting the benefits of the Indenture that will not at any time institute against the Depositor, the Sponsor, the Master Servicer, or the Issuer, or join in any institution against any of them of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, or the Transaction Documents.

      Anything in this Note to the contrary notwithstanding, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase Bank, N.A., in its individual capacity, Chase Bank USA, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the obligations under the Indenture. The holder of this Note by its acceptance of this Note agrees that the holder shall have no claim against any of the foregoing for any deficiency, loss, or claim. Nothing in this Note shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any obligations under the Indenture or in this Note.

      The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Issuer and their proceeds.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Unless the certificate of authentication on this Note has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.



                                      A-2-5

      IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:
                                    Wilmington Trust Company
                                       not in its individual capacity
                                       but solely as Owner Trustee on
                                       behalf of the Trust



                                    By: ____________________________


Certificate of Authentication:
This is one of the Notes referenced
in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A. , not in its
individual capacity but solely as Indenture Trustee



By:_________________________
   Authorized Officer



                                      A-2-6

                                    EXHIBIT B

                           FORM OF CUSTODIAL AGREEMENT


________________________________________________________________________________





              CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 2006-D
                                     Issuer




                          COUNTRYWIDE HOME LOANS, INC.
                                 Master Servicer




                            JPMORGAN CHASE BANK, N.A.
                                Indenture Trustee




               TREASURY BANK, A DIVISION OF COUNTRYWIDE BANK, N.A.
                                    Custodian




                        _________________________________

                               CUSTODIAL AGREEMENT
                        Dated as of [___________], 20[__]
                                   20[__]-[_]
                        _________________________________











________________________________________________________________________________

                               CUSTODIAL AGREEMENT


      This Custodial Agreement, dated as of [______________], 20[__] (this "Agreement"), among CWHEQ, Inc. (the "Depositor"), Countrywide Home Loans, Inc., as master servicer (the "Master Servicer"), CWHEQ Revolving Home Equity Loan Trust, Series 2006-D (the "Issuer"), and Treasury Bank, a division of Countrywide Bank, N.A., as agent, custodian, and bailee for the Owner Trustee as owner and the Indenture Trustee as secured party (when acting for the Issuer, the "Trust Custodian," and when acting for the Indenture Trustee, the "Indenture Custodian," and when referring to both capacities, the "Custodian"), and JPMorgan Chase Bank, N.A., as indenture trustee (in that capacity the "Indenture Trustee"),

                                  WITNESSETH:

      WHEREAS, the Depositor will sell all of its interest in the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement; and

      WHEREAS, the Issuer will Grant a Security Interest to the Indenture Trustee for the benefit of the Secured Parties in all of the Issuer's interest in the Collateral; and

      WHEREAS, the Issuer wants to hold its assets through a custodian acting as its agent and bailee under a custodial agreement, and authorize the custodian to deliver the Collateral to the Indenture Trustee; and

      WHEREAS, the Indenture Trustee wants to hold the Collateral through a custodian acting as its agent and bailee under a custodial agreement in connection with the Issuer's delivery of the Collateral to the Indenture Trustee;

      NOW, THEREFORE, the parties agree as follows.

Section 1.  Defined Terms and Rules of Construction.

      Capitalized terms used but not otherwise defined in this Agreement have the meanings given to them in the Indenture, dated as of [______________], 20[__] (the "Indenture"), between CWHEQ Revolving Home Equity Loan Trust, Series 2006-D and the Indenture Trustee, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

Section 2.  Acknowledgment of Receipt and Certification;
            Appointment as Custodian.

      (a) Appointment as Custodian; Acknowledgment of Receipt.

      The Issuer appoints the Trust Custodian to act as its agent, custodian, and bailee to accept delivery of the items transferred to it under the Sale and Servicing Agreement and to hold them for the Issuer, and deliver any of them to the Indenture Trustee as called for under the

Indenture. The Indenture Trustee appoints the Indenture Custodian to act as its agent, custodian, and bailee to maintain custody of the Mortgage Files for the Indenture Trustee for the benefit of the Secured Parties. Treasury Bank, a division of Countrywide Bank, N.A. accepts both of these appointments. The Trust Custodian will maintain custody of the items transferred to it under the Sale and Servicing Agreement that are not delivered to the Indenture Trustee subject to instructions from the Issuer. The Indenture Custodian will maintain continuous custody of the Mortgage Files at its office identified in Section 3 until (i) the Indenture Trustee delivers to the Indenture Custodian an Officer's Certificate to the effect that the conditions for the release of Collateral have been satisfied or (ii) the conditions specified in Section 4(b) for the release of the Mortgage Files to the Master Servicer have been met. In performing its duties under this Agreement, the Custodian agrees to act with the degree of care and skill consistent with the degree of care and skill that the Custodian exercises with respect to the loan files relating to similar loans owned, serviced, or held as custodian by the Custodian, and the Custodian agrees to follow its customary policies and procedures.

      (b) Review and Certification.

      In connection with the transfers under Sections 2.01(a) and 2.01(b) of the Sale and Servicing Agreement by the Depositor, the Depositor is required to effect certain deliveries to the Issuer and the Indenture Trustee under
Section 2.01(d) of the Sale and Servicing Agreement. The Trust Custodian shall accept those deliveries for the Issuer, and shall make the deliveries to the Indenture Trustee required of the Issuer. The Indenture Custodian acting as custodian for the Indenture Trustee shall accept those deliveries.

      On the Closing Date, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) an Initial Certification in the form of Exhibit A. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Initial Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan. No later than thirty-two days after the Closing Date, if Mortgage Loans have been delivered after the Closing Date pursuant to Section 2.01(d) of the Sale and Servicing Agreement, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) a Delay Delivery Certification in the form of Exhibit
B. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Delay Delivery Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan.

      Not later than 180 days after the Closing Date, the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) a Final Certification in the form of Exhibit C, noting any applicable exceptions. For the purpose of the Final Certification, the title policy required for the Mortgage File is any of the final original title policy, a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment). For any Mortgage File whose Final Certification is based on a signed binder or commitment for a title policy or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment), the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer), not later than the one year anniversary of the Closing Date, a further Final Certification in the form of Exhibit D, noting any applicable exceptions. For the purpose of this further Final Certification, the title policy required for the Mortgage File must be the final original title policy.

      If, in the course of its review in connection with the Final Certification, the Custodian finds any document constituting a part of a Mortgage File that does not meet the requirements of Section 2.02 of the Sale and Servicing Agreement, the Custodian shall list the defect as an exception in the Final Certification.

      The Custodian is not obligated to examine the documents delivered to it to determine that they are genuine, enforceable, or appropriate for the represented purpose, or that they have actually been recorded in the real estate records, or that they are other than what they purport to be on their face.

      In reviewing any Mortgage File pursuant to this Section, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      The Sponsor will deliver and the Indenture Custodian will maintain continuous custody at its office identified in Section 3 of the documents required to be held by the Indenture Trustee in accordance with Section 2.01 of the Sale and Servicing Agreement with respect to any Eligible Substitute Mortgage Loans.

      The Master Servicer shall promptly deliver to the Indenture Custodian, and the Indenture Custodian will maintain continuous custody at its office identified in Section 3 of the originals of any other documents constituting the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.  Maintenance of Office.

      The Custodian agrees to maintain the items for which it acts as Trust Custodian or Indenture Custodian at the office of the Indenture Custodian.

Section 4.  Duties of Custodian.

      (a) Safekeeping. The Indenture Custodian shall (i) segregate the Mortgage Files from all other documents in the Indenture Custodian's possession; (ii) identify the Mortgage Files as being held, and hold the Mortgage Files, for the Indenture Trustee as secured party for the benefit of all present and future Noteholders and the Credit Enhancer; (iii) maintain at all times a current inventory of the Mortgage Files; and (iv) secure the Mortgage Files in fire resistant facilities and conduct periodic physical inspections of them in accordance with customary standards for custody of this type. The Indenture Custodian will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Mortgage Files as provided in this Agreement and promptly take appropriate action to remedy the failure.

      (b) Release of Documents. On receipt by the Indenture Custodian of the certification of the Master Servicer, substantially in the form of Exhibit D to the Sale and Servicing Agreement, the Indenture Custodian shall release to the Master Servicer the related Mortgage Files for the Mortgage Loan covered by the certification. The certification may be delivered to the Indenture Custodian in a mutually agreed electronic format, and to the extent the request originates on its face from a servicing officer, need not be manually signed.

Section 5.  Access to Records.

      The Custodian shall permit the Indenture Trustee, the Issuer, the Master Servicer, the Credit Enhancer, or their respective duly authorized officers, attorneys, or auditors, and the supervisory agents and examiners of each of them, to inspect the items delivered to it under this Agreement and the books and records maintained by the Custodian pursuant to this Agreement, without charge but only after not less than two Business Days' prior notice and during normal business hours at the offices of the Custodian.

Section 6.  Instructions; Authority to Act.

      The Indenture Custodian may follow any instructions with respect to the Collateral received in the form of an Officer's Certificate of the Indenture Trustee. The instructions may be general or specific in terms. An executed incumbency certificate of the Indenture Trustee certifying the authority of certain officers to take specified actions may be accepted by the Indenture Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Indenture Custodian from the Indenture Trustee.

      The Trust Custodian may follow any instructions with respect to any items held exclusively for the Issuer received in the form of an Officer's Certificate of the Issuer. The instructions may be general or specific in terms. An executed incumbency certificate of the Issuer certifying the authority of certain officers to take specified actions may be accepted by the Trust Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Trust Custodian from the Issuer.

Section 7.  Advice of Counsel.

      The Custodian may rely and act on the advice of counsel, including in-house counsel, with respect to its performance under this Agreement as Custodian and shall not be liable for any action reasonably taken pursuant to advice of counsel.

Section 8.  Representations and Warranties.

      The Custodian represents and warrants that on the Closing Date:

      (a) it is a corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation;

      (b) it has full power and authority to execute, deliver, and perform this Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement;

      (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Custodian or any agreement or other instrument to which it is a party or by which it is bound;

      (d) to the Custodian's best knowledge, no proceedings or investigations concerning the Custodian are pending or threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or its properties:

            (1) asserting the invalidity of this Agreement,

            (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or

            (3) seeking any determination that might affect its performance of its obligations under this Agreement or the validity or enforceability of this Agreement; and

      (e) it is acting solely as the agent for the Indenture Trustee.

Section 9.  Effective Period, Termination, and Amendment, and
            Interpretive and Additional Provisions.

      This Agreement shall become effective as of its date and shall continue in full force until terminated in accordance with its terms. This Agreement may be terminated by either the Indenture Trustee with the consent of the Issuer and the Credit Enhancer or by the Custodian in a writing delivered or mailed, postage prepaid, to the other parties. The termination shall take effect no sooner than sixty days after the date of delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, the Indenture Custodian shall deliver the Collateral to the Indenture Trustee (or to a person designated by the Indenture Trustee) anywhere the Indenture Trustee reasonably designates with the consent of the Credit Enhancer, and the Trust Custodian shall deliver any items held exclusively for the Issuer to the Issuer (or to a person designated by the Issuer) anywhere the Issuer reasonably designates with the consent of the Credit Enhancer.

Section 10. Limitation of Liability.

      (a) The Custodian undertakes to perform only the obligations specified in this Agreement. The Issuer, the Owner Trustee, Master Servicer, and Indenture Trustee acknowledge that no implied obligations exist under this Agreement. Neither the Custodian nor any of its affiliates, officers, directors, employees, or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages that result from their gross negligence, willful misconduct, or bad faith. The Custodian and its officers, directors, employees, and agents will not be liable for any consequential, indirect, punitive, or special damages.

      (b) Except as provided in Section 2, the Custodian makes no warranty or representation and has no responsibility for the completeness, validity, sufficiency, value, genuineness, ownership, or transferability of the Mortgage Loans or any of the documents in the Mortgage Files.

      (c) The Custodian need not expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of its rights, if the Custodian believes that repayment of the funds or adequate indemnity against the risk or liability is not reasonably assured to it.

      (d) Without limiting the generality of the foregoing, the Custodian may rely on and shall be protected in acting in good faith on any notice or other communication received by it that it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties under this Agreement.

      (e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, or perfection of any lien on or security interest in any Mortgage Loan.

      (f) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice of, and shall not be bound by, any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms (including definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent the terms are referenced, or are incorporated by reference, into this Agreement only as long as the Indenture Trustee has provided a copy of the document or agreement to the Custodian.

      (g) The Custodian shall have only the obligations expressly set forth in this Agreement or in a written amendment to this Agreement executed by the parties to this Agreement or their successors and assigns. If any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided in this Agreement.

      (h) Nothing in this Agreement shall impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time under this Agreement, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties under this Agreement.

      (i) The Custodian may execute any of its duties under this Agreement through any of its agents, attorneys-in-fact, or affiliates. Any agent, attorney-in-fact, or affiliate of the Custodian (and any affiliate's directors, officers, agents, and employees) that performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver, and other protective provisions to which the Custodian is entitled under this Agreement, but the Custodian shall remain responsible for the performance of those duties.

      (j) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Acts beyond its control include acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters.

Section 11. Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 12. Amendment.

      This agreement may not be amended without the written consent of all the parties and the Credit Enhancer.

Section 13. Notices.

      All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

            if to the Issuer at:

                  CWHEQ Revolving Home Equity Loan Trust, Series 2006-D Wilmington Trust Company, as Owner Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration

            if to the Depositor at:

                  CWHEQ, Inc.
                  4500 Park Granada
                  Calabasas, California 91302
                  Attention: Legal Department

            if to the Master Servicer at

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, California 91302
                  Attention: Legal Department

            if to the Indenture Trustee at

                  the Corporate Trust Office

            if to the Custodian at

                  Treasury Bank, a division of Countrywide Bank, N.A. 4100 East Los Angeles Avenue
                  Simi Valley, California 93063
                  Attention: Document Custodian
            if to the Credit Enhancer at

                  XL Capital
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Surveillance

Section 14. Binding Effect.

      This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as contemplated in this Agreement, none of the parties may assign any of its rights and obligations under this Agreement or any interest in this Agreement without the consent of the other parties and the Credit Enhancer. The Custodian may assign its rights and obligations under this Agreement, in whole or in part, to any affiliate with the consent of the Credit Enhancer. The Custodian agrees to notify the other parties and the Credit Enhancer of any assignment. An affiliate is any entity that directly or indirectly is under common control with the Custodian, or is under contract to be under common control with the Custodian, and includes a subsidiary or parent company of the Custodian.

Section 15. Counterparts.

      This Agreement may be executed in one or more counterparts and by the different parties to this Agreement on separate counterparts, each of which, when so executed, shall be an original and all of which shall constitute one agreement.

Section 16. Severability of Provisions.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

Section 17. Third Party Beneficiary.

      The Credit Enhancer is a third party beneficiary of this Agreement.

Section 18. Merger of Custodian.

      Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Custodian is a party, or any entity succeeding to the business of the Custodian, shall be the successor of the Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding.

Section 19. Indemnification.

      The Issuer agrees to indemnify the Custodian and its affiliates, directors, officers, agents, and employees, against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, that may arise against Custodian or its affiliates, directors, officers, agents, or employees, in any way arising out of this Agreement or any action taken or not taken by Custodian or its permitted successors and assigns under this Agreement unless they arise because of the breach by the Custodian of its obligations under this Agreement, which breach was caused by the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

      The Custodian agrees to indemnify the Issuer against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, it suffers arising out of the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

      The foregoing indemnifications shall survive any termination or expiration of this Agreement or the resignation or removal of the Custodian.

Section 20. Dispute Resolution, Arbitration.

      This Agreement evidences a transaction involving interstate commerce. Any disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, at the request of any party, in New York, New York, before one arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the Commercial Arbitration Rules of the AAA, and to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). Notwithstanding anything in this Agreement to the contrary, any party may proceed to a court of competent jurisdiction to obtain equitable relief at any time. An arbitrator shall have no authority to award punitive damages or other damages not measured by the prevailing party's actual damages. To the maximum extent practicable, an arbitration proceeding under this Agreement shall be concluded within 180 days of the filing of the dispute with the AAA. This arbitration clause shall survive any termination, amendment, or expiration of the Agreement and if any provision of this arbitration clause is found to be unenforceable, the remaining parts of the arbitration clause shall not be affected and shall remain fully enforceable.

Section 21. Limitation of Liability.

      It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                                        CWHEQ, INC.


                                        By: _______________________________
                                            Name:
                                            Title:

                                        CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                        SERIES 2006-D

                                        By: Wilmington Trust Company,
                                              not in its individual capacity but
                                              solely as Owner Trustee


                                        By: _______________________________
                                            Name:
                                            Title:

                                        JPMORGAN CHASE BANK, N.A.,
                                          not in its individual capacity but
                                          solely as Indenture Trustee


                                        By: _______________________________
                                            Name:
                                            Title:

                                        TREASURY BANK,
                                          A DIVISION OF COUNTRYWIDE BANK, N.A.,
                                          as Custodian for the Indenture Trustee


                                        By: _______________________________
                                            Name:
                                            Title:

                                        TREASURY BANK,
                                          A DIVISION OF COUNTRYWIDE BANK, N.A.,
                                          as Custodian for the Issuer

                                        By: _______________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT A
                                                        TO CUSTODIAL AGREEMENT


                         FORM OF INITIAL CERTIFICATION


                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

[Credit Enhancer]

_____________________

_____________________


    Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, as the Trust, and JPMorgan Chase Bank, N.A., as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-D
            -------------------------------------------------------------



Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.



                                    B-A-1

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                    Treasury Bank,
                                      a division of Countrywide Bank, N.A.,
                                      as Custodian for the Indenture Trustee


                                     By: _______________________________
                                     Name:
                                     Title:



                                    B-A-2

                                                                     EXHIBIT B
                                                        TO CUSTODIAL AGREEMENT


                 FORM OF DELAY DELIVERY CERTIFICATION


                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

[Credit Enhancer]

_____________________

_____________________


    Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, as the Trust, and JPMorgan Chase Bank, N.A., as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-D
          -------------------------------------------------------------


Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.


                                    B-B-1

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                     Treasury Bank,
                                       a division of Countrywide Bank, N.A.,
                                       as Custodian for the Indenture Trustee


                                     By: _______________________________
                                     Name:
                                     Title:


                                    B-B-2

                                                                     EXHIBIT C
                                                        TO CUSTODIAL AGREEMENT


                          FORM OF FINAL CERTIFICATION


                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

[Credit Enhancer]

_____________________

_____________________


     Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, as the Trust, and JPMorgan Chase Bank, N.A., as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-D
          -------------------------------------------------------------


Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form;



                                    B-C-1

            (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or before the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, an accurate copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor which may be in the form of a blanket certificate of the Sponsor covering more than one Mortgage stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

            (iv) if applicable, the original of each intervening assignment needed for a complete chain of title for the mortgage from its original mortgagee or beneficiary to the Trust (or if the Mortgage Loan is registered on the MERS(R) System to MERS and noting the presence of a
      MIN) with evidence of recording thereon, or, if any such original intervening assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one intervening assignment, stating that such original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

            (v) a title policy, a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment) for each Mortgage Loan with a Credit Limit in excess of $100,000;

            (vi) the original of any guaranty executed in connection with the Mortgage Note;

            (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

            (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

      Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan, and (b) the information set


                                    B-C-2
forth in items (ii), (iii), and (iv), of the itemization of contents of the "Mortgage Loan Schedule" in the Indenture Adoption Annex to the Indenture accurately reflects information set forth in the Mortgage File, and (c) the information set forth in item (v) of the itemization of contents of the "Mortgage Loan Schedule" in the Indenture Adoption Annex to the Indenture was delivered to the Custodian.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                    Treasury Bank,
                                      a division of Countrywide Bank, N.A.,
                                      as Custodian for the Indenture Trustee


                                    By:____________________________
                                    Name:
                                    Title:



                                    B-C-3

                                                                     EXHIBIT D
                                                        TO CUSTODIAL AGREEMENT


                      FORM OF FURTHER FINAL CERTIFICATION


                                    [date]


[Depositor]

[Master Servicer]

[Sponsor]

[Credit Enhancer]

_____________________

_____________________


      Re Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, as the Trust, and JPMorgan Chase Bank, N.A., as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-D
             ------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) for each Mortgage Loan with a Credit Limit in excess of $100,000, a final original title policy.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.



                                    B-D-1

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                    Treasury Bank,
                                      a division of Countrywide Bank, N.A.,
                                      as Custodian for the Indenture Trustee


                                    By: ________________________
                                    Name:
                                    Title:


                                    B-D-2

                                                                         ANNEX 1


================================================================================



                   CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 2006-D





                     ____________________________________

                       MASTER GLOSSARY OF DEFINED TERMS
                          Dated as of March 30, 2006
                     ____________________________________





================================================================================

MASTER GLOSSARY OF DEFINED TERMS......................................1
INDENTURE ADOPTION ANNEX............................................I-1
SALE AND SERVICING AGREEMENT ADOPTION ANNEX.......................SSA-1

                       MASTER GLOSSARY OF DEFINED TERMS

      "Accelerated Principal Payment Amount" for each Payment Date after the sixth Payment Date and each Class of Principal Amount Notes means the amount of Investor Interest Collections for the related Loan Group applied on that Payment Date as a payment of principal to decrease the Note Principal Balance of the that Class of Principal Amount Notes until the difference between the Loan Group Balance of the related Loan Group and the Note Principal Balance of that Class of Principal Amount Notes is an amount equal to the related Required Transferor Subordinated Amount for the Payment Date.

      "Accountant's Attestation" as to any person means a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the Servicing Criteria Compliance Assessment Report made by the person. The attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including that if an overall opinion cannot be expressed, the registered public accounting firm shall state in the report why it was unable to express an overall opinion. The report must be available for general use and not contain restricted use language.

      "Act" has the meaning specified in Section 11.03(a) of the Indenture.

      "Additional Balance" as to any Mortgage Loan means the aggregate amount of all additional borrowings by the mortgagor under the relevant Credit Line Agreement after the Cut-off Date or the related Subsequent Cut-off Date, as applicable, for the Mortgage Loan.

      "Additional Home Equity Loans" means the Mortgage Loans funded after the Cut-off Date acquired by the Trust on a Subsequent Closing Date pursuant to
Section 2.01(b) of the Sale and Servicing Agreement.

      "Additional Loan Account" for a Loan Group means the trust account maintained by the Indenture Trustee into which is deposited on the Closing Date the amount specified in the Indenture Adoption Annex for a Loan Group. The account will be an Eligible Account, and will be available only for purchases of Additional Home Equity Loans for the relevant Loan Group.

      "Adjustment Date" for any Interest Period commencing with the second Interest Period, the second LIBOR Business Day preceding the first day of the Interest Period.

      "Adjusted Loan Group Balance" for any Payment Date and Loan Group means the Loan Group Balance of that Loan Group, increased by the Loss Utilization Amount for that Loan Group as of that Payment Date, and decreased by the Loss Utilization Amount for the other Loan Group as of that Payment Date.

      "Administration Agreement" means the Administration Agreement, dated as of the Closing Date, among the Administrator, the Trust, and the Indenture Trustee.

      "Administrator" means the person acting as such under the Administration Agreement.



                                     1-1

      "Affiliate" of any person means any other person controlling, controlled by or under common control with the person. For purposes of this definition, "control" means the power to direct the management and policies of a person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      "Aggregate Investor Interest" for each Payment Date and each Class of Principal Amount Notes means the Note Interest for that Class of Principal Amount Notes for the Payment Date and the related Unpaid Investor Interest Shortfall (other than any related Basis Risk Carryforward) for the Payment Date.

      "Allocated Transferor Interest" for each Payment Date and each Loan Group is the excess of

            o the sum of the related Loan Group Balance as of the close of business on the day before the Payment Date (minus related outstanding Net Draws) plus any funds in the Additional Loan Account related to that Loan Group over

            o the Note Principal Balance of the related Class of Principal Amount Notes on the Payment Date (after giving effect to the payment of all amounts actually paid on the Notes on that Payment Date).

      "Applicable Margin" has the meaning given to it in the Indenture Adoption Annex.

      "Applied Realized Loss Amounts" for the purpose of determining and paying any amounts of principal or interest owed by the Credit Enhancer under the Policy with respect to any Class of Principal Amount Notes means zero, and otherwise for a Loan Group on any Payment Date means the excess of

            o the aggregate Note Principal Balance of Principal Amount Notes related to the Loan Group (after any amount paid by the Note Insurer pursuant to the Policy for the Payment Date) over

            o the sum of the Adjusted Loan Group Balance of the related Loan Group, and the amount on deposit in the related Additional Loan Account.

      "Appraised Value" for any Mortgaged Property means the value established by any of the following: (i) with respect to Credit Line Agreements with Credit Limits greater than $100,000, by a full appraisal, (ii) with respect to Credit Line Agreements with Credit Limits equal to or less than $100,000, by either a drive by inspection or electronic appraisal of the Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by the Mortgaged Property, and (iii) with respect to any Mortgage Loan as to which the Servicer consents to a new senior lien pursuant to Section 3.01(b) of the Sale and Servicing Agreement, in compliance with the underwriting criteria then in effect in connection with the application for the related senior mortgage loan.



                                     1-2

      "Asset Balance" on any day for any Mortgage Loan other than a Liquidated Mortgage Loan means its Cut-off Date Asset Balance, plus any Additional Balance for the Mortgage Loan, minus all collections credited as principal against the Asset Balance of the Mortgage Loan in accordance with the related Credit Line Agreement.

      "Assets" means all assets and property of the Trust pursuant to the Sale and Servicing Agreement.

      "Assignment of Mortgage" for any mortgage means an assignment, notice of transfer, or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the mortgage to the Trust, which assignment, notice of transfer, or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

      "Authorized Officer" for any corporation or other entity establishing such designations means the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, or the Treasurer of the corporation, for any partnership means any of its general partners, and for any person means any person who is identified on a list of Authorized Officers delivered by the person to the Indenture Trustee on the Closing Date. These lists may be updated from time to time.

      "Available Principal Collections" for any Payment Date and each Loan Group are the excess of Principal Collections from that Loan Group for the related Collection Period over the Additional Balances related to that Loan Group for that Collection Period.

      "Available Investor Interest" for any Payment Date and each Loan Group means the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments to the related Class of Principal Amount Notes pursuant to Section 8.03(a)(iii) of the Indenture on the Payment Date:

            o Investor Interest Collections for the Loan Group on deposit in the Collection Account or the Payment Account as of the close of business on the third Business Day preceding the Payment Date,

            o Investor Interest Collections for the unrelated Loan Group on deposit in the Collection Account or the Payment Account as of the close of business on the third Business Day preceding the Payment Date to the extent such Investor Interest Collections are available pursuant to Sections 8.03(a)(vi) of the Indenture to be paid to the related Loan Group as Crossover Amounts;

            o any Interest Shortfall Deposit for the Loan Group made on the Business Day preceding the Payment Date, as reported by the Master Servicer to the Credit Enhancer in the servicing certificate delivered on the related Determination Date,



                                     1-3

            o the amount on deposit in the Collection Account or the Payment Account for the Payment Date as of the close of business on the preceding Determination Date for optional advances for the related Loan Group by the Master Servicer made pursuant to Section 4.03 of the Sale and Servicing Agreement,

            o the Subordinated Transferor Collections for the related Loan Group on deposit in the Collection Account or the Payment Account on the third Business Day preceding the Payment Date, and

            o the Subordinated Transferor Collections for the unrelated Loan Group on deposit in the Collection Account or the Payment Account on the third Business Day preceding the Payment Date to the extent such Subordinated Transfer Collections are not applied to the payments of the premium on the Policy, Aggregate Investor Interest, Investor Loss Amount, or Investor Loss Reduction Amount, or on the other Class of Notes pursuant to Section 8.03(c) of the Indenture.

       "Basis Risk Carryforward" for any Payment Date and Class of Principal Amount Notes means the sum of

       o Basis Risk Carryforward for that Class of Principal Amount Notes remaining unpaid from prior Payment Dates,

       o in any Interest Period in which the related Note Rate is the related Maximum Rate, the excess of

            (a) the amount of interest that would have accrued on that Class of Principal Amount Notes during the related Interest Period had interest been determined pursuant to the related Interest Formula Rate over

            (b) the interest actually accrued at the related Note Rate on that Class of Principal Amount Notes during the Interest Period, and

       o interest at the related Interest Formula Rate (as adjusted from time to time) on Basis Risk Carryforward for that Class of Principal Amount Notes remaining unpaid from prior Payment Dates for the period from the previous Payment Date to the current Payment Date.

      "Basis Risk Carryforward Reserve Fund" means the Eligible Account established and maintained by the Indenture Trustee on behalf of and for the benefit of the Principal Amount Notes pursuant to Section 8.01(c) of the Sale and Servicing Agreement.

      "Billing Cycle" for any Mortgage Loan and Collection Period means the billing period specified in the related Credit Line Agreement and with respect to which amounts billed are received during the Collection Period.

      "Book-Entry Notes" has the meaning given to it in the Indenture Adoption Annex.



                                     1-4

      "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, California, or Illinois are authorized or obligated by law, regulation, or executive order to remain closed.

      "Cap Contract" means the transaction evidenced by the Confirmation (as assigned to the Cap Contract Administrator pursuant to the Cap Contract Assignment Agreement).

      "Cap Contract Account" means the separate subaccount of the Basis Risk Carryforward Reserve Fund so designated pursuant to Section 8.01(c) of the Indenture.

      "Cap Contract Administration Agreement" means the cap contract administration agreement dated as of the Closing Date among CHL, the Indenture Trustee, and the Cap Contract Administrator.

      "Cap Contract Administrator" means JP Morgan Chase Bank, N.A., in its capacity as cap contract administrator under the Cap Contract Administration Agreement.

      "Cap Contract Assignment Agreement" means the Assignment Agreement dated as of the Closing Date among CHL, the Cap Contract Administrator, and the Cap Counterparty.

      "Cap Contract Notional Balance" for the Cap Contract for each Payment Date is as described in the Cap Payment Schedule under "Notional Schedule ($)".

      "Cap Contract Termination Date" is as identified in the Indenture Adoption Annex.

      "Cap Counterparty" is as identified in the Indenture Adoption Annex.

      "Cap Payment (Cap Trust Share)" for any Payment Date through the Cap Contract Termination Date means the product of:

      (i) the excess of One-Month LIBOR (as determined by the Cap Contract Counterparty) for the Payment Date over the percentage specified in the Cap Payment Schedule for the Payment Date,

      (ii) the lesser of the Note Principal Balance of the Class 2-A Notes as of the related Determination Date and the Cap Contract Notional Balance for the Payment Date, and

      (iii) the actual number of days in the related Accrual Period divided by 360.

      "Cap Payment Schedule" is as identified in the Indenture Adoption Annex.

      "Cap Payment (Total)" for any Payment Date through the Cap Payment Termination Date means the amount payable by the Cap Contract Counterparty under the Cap Contract equal to the product of:

      (i) the excess of One-Month LIBOR (as determined by the Cap Contract Counterparty) for the Payment Date over 16%,



                                     1-5

      (ii) the Cap Contract Notional Balance, and

      (iii) the actual number of days in the related Accrual Period divided by 360.

       "Cap Shortfall" for any Payment Date means the excess of

            o the Basis Risk Carryforward for the Class 2-A Notes for the Payment Date over

            o the amounts of Excess Interest and the amounts in the Basis Risk Carryforward Reserve Fund (excluding amount in the Cap Contract Account) available to be paid as Basis Risk Carryforward to the Holders of the Class 2-A Notes for the Payment Date pursuant to Sections 8.03(a)( xv) of the Indenture.

      "Cap Trust" means the trust fund established by Section 8.08 of the Indenture.

      "Cap Trustee" means JP Morgan Chase Bank, N.A., not in its individual capacity, but solely in its capacity as trustee for the benefit of the Holders of the Class 2-A-2A Certificates under this Indenture.

      "Certificate" means any of the Class C Certificates, the Class R-1 Certificates, and the Class R-2 Certificates.

      "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A of the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

      "Certificate Register" means the register maintained by the Indenture Trustee pursuant to Section 3.04 of the Trust Agreement.

      "Certificateholder" means the registered holder of a Certificate issued in connection with the creation of the Trust.

      "Certification Party" means the entity for which a Certifying Person acts as an officer, the Certifying Person, and each of the entity's officers, directors, and Affiliates.

      "Certifying Person" means the person who signs a Sarbanes-Oxley Certification.

      "Class" means a Class of Notes listed in the Indenture Adoption Annex.

      "Class 1-A Notes" has the meaning given to it in the Indenture Adoption Annex.

      "Class 2-A Notes" has the meaning given to it in the Indenture Adoption Annex.

      "Class A-IO Component" has the meaning given to it in the Indenture Adoption Annex.

      "Class A-IO Component Note Rate" has the meaning given to it in the Indenture Adoption Annex.

      "Class A-IO Notes" has the meaning given to it in the Indenture Adoption Annex.



                                     1-6

      "Class A-IO Rate" has the meaning set forth in the Indenture.

      "Class C Balance" on any day means the excess of the aggregate Asset Balance of the Mortgage Loans on that day over the sum of the Note Principal Balance of the Principal Amount Notes and the Class R-1 Balance.

      "Class C Certificate" means any Class C Certificate executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit B-1 of the Trust Agreement.

      "Class C Share" on any day means a fraction whose numerator is the Class C Balance and whose denominator is the sum of the Class C Balance and the Class R-1 Balance, in each case on that day.

      "Class R-1 Balance" on any day means an amount equal to Net Draws at the close of business on the previous day.

      "Class R-1 Certificate" means any Class R-1 Certificate executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit B-2 of the Trust Agreement.

      "Class R-1 Share" on any day means a fraction whose numerator is the Class R-1 Balance and whose denominator is the sum of the Class C Balance and the Class R-1 Balance, in each case on that day.

      "Class R-2 Certificate" means any Class R-2 Certificate executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit B-2 of the Trust Agreement.

      "Closing Date" means the Closing Date stated in the Indenture Adoption Annex.

      "Co-Trustee" means the Co-Trustee identified in the Indenture Adoption Annex.

      "Code" means the Internal Revenue Code of 1986 and Treasury regulations promulgated under the Code.

      "Collateral" means either the Group 1 Collateral or the Group 2 Collateral, as applicable, or both the Group 1 Collateral and Group 2 Collateral as the context may require.

      "Collection Account" means the Eligible Account or Eligible Accounts created and maintained for the benefit of the Transferor and the Secured Parties pursuant to Section 3.02(b) of the Sale and Servicing Agreement.

      "Collection Period" for any Payment Date and any Mortgage Loan means the calendar month preceding the month of the Payment Date (or, in the case of the first Collection Period, the period from the Cut-off Date through the date specified in the Indenture Adoption Annex).

      "Combined Loan-to-Value Ratio" for any Mortgage Loan as of any date means a fraction:



                                     1-7

            o whose numerator is the sum of (i) the Credit Limit and (ii) the outstanding principal balance as of the date of execution of the related original Credit Line Agreement (or any subsequent date as of which the outstanding principal balance may be determined in connection with an increase in the Credit Limit for the Mortgage
            Loan) of any mortgage loans that are senior or equal in priority to the Mortgage Loan and that are secured by the same Mortgaged Property and

            o whose denominator is the Valuation of the related Mortgaged Property.

      "Confirmation" means the confirmation with a trade date of March 24, 2006 evidencing a transaction between the Cap Counterparty and the Sponsor relating to the Cap Contract.

      "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business is administered specified in the Indenture Adoption Annex, or at any other address the Indenture Trustee designates by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by the successor Indenture Trustee by notice to the Noteholders and the Issuer.

      "Credit Enhancer" means the credit enhancer identified in the Indenture Adoption Annex.

      "Credit Enhancement Draw Amount" for the Class 1-A Notes and the Class 2-A Notes, respectively, and each Payment Date means (a) an amount equal to the sum of (i) the excess of the related Aggregate Investor Interest allocated to the Class 1-A Notes or the Class 2-A Notes, as the case may be, over the related Available Investor Interest for the Payment Date and (ii) the related Guaranteed Principal Payment Amount and (b) for each applicable date in accordance with the Policy, any related Preference Amount.

      "Credit Enhancer" means the Credit Enhancer identified in the Indenture Adoption Annex.

      "Credit Enhancer Default" means the failure by the Credit Enhancer to make a payment required under the Policy in accordance with its terms.

      "Credit Limit" means the maximum Asset Balance for each Mortgage Loan permitted under the terms of the related Credit Line Agreement.

      "Credit Limit Utilization Rate" for any Mortgage Loan means a fraction whose numerator is the Cut-off Date Asset Balance for the Mortgage Loan and whose denominator is the related Credit Limit.

      "Credit Line Agreement" means the related credit line account agreement for a Mortgage Loan executed by the related mortgagor and any amendment or modification of it.



                                     1-8

      "Crossover Amount" for a Class of Notes and any Payment Date means the portion of the Investor Interest Collections for the unrelated Loan Group that are available pursuant to Sections 8.03(a)(vi), (ix), (x), (xiii) and (xiv) of the Indenture.

      "Custodial Agreement" means the Custodial Agreement dated as of the Closing Date, among the Indenture Trustee, the Issuer, the Depositor, the Master Servicer, and Treasury Bank, a division of Countrywide Bank, N.A., as custodian.

      The "Cut-off Date" refers to either the Initial Cut-off Date or Subsequent Cut-off Date, as applicable.

      "Cut-off Date Asset Balance" for any Initial Mortgage Loan acquired by the Trust on the Closing Date means its unpaid principal balance as of the close of business on the Initial Cut-off Date, and for any Additional Home Equity Loan means its unpaid principal balance as of the close of business on the relevant Subsequent Cut-off Date.

      "Defective Mortgage Loan" means a Mortgage Loan subject to retransfer pursuant to Section 2.02(b) or 2.04(d) of the Sale and Servicing Agreement.

      "Delay Delivery Certification" has the meaning given to it in the Custodial Agreement.

      "Depositor" means CWHEQ, Inc., a Delaware corporation, or its successor in interest.

      "Depository" means a financial institution or other person maintaining ownership records and effecting book-entry transfers and pledges of the Notes deposited with it pursuant to an agreement with the Issuer. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York.

      "Determination Date" for any Payment Date means the third Business Day before the Payment Date.

      "Distribution Date" means the Business Day after the 14th day of each month beginning in May 2006.

      "Due Date" for any Mortgage Loan means the fifteenth day of the month.

      "EDGAR" means the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Electronic Ledger" means the electronic master record of home equity credit line mortgage loans maintained by the Master Servicer or by the Sponsor, as appropriate.

      "Eligible Account" means

      (a) an account that is maintained with a depository institution whose debt obligations throughout the time of any deposit in it have one of the two highest short-term debt ratings by Standard & Poor's and the highest short-term debt rating by Moody's,



                                     1-9

      (b) an account with a depository institution having a minimum long-term unsecured debt rating of "AA-" by Standard & Poor's and "Baa3" by Moody's, which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation,

      (c) a segregated trust account maintained with the Indenture Trustee or an affiliate of the Indenture Trustee in its fiduciary capacity, or

      (d) an account otherwise acceptable to each Rating Agency and the Credit Enhancer, as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from

            (i) each Rating Agency to the Indenture Trustee, within 30 days of receipt of notice of the deposit, to the effect that the deposit will not cause the Rating Agency to reduce or withdraw its then-current rating of the Notes (without regard to the Policy), and

            (ii) the Credit Enhancer to the Indenture Trustee, within 30 days of receipt of notice of the deposit, to the effect that the account is acceptable to it.

      "Eligible Investments" means

      (a) obligations of, or guaranteed as to principal and interest by, the United States or any U.S. agency or instrumentality that is backed by the full faith and credit of the United States;

      (b) general obligations of or obligations guaranteed by any State receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (c) commercial paper issued by Countrywide Home Loans, Inc. or any of its affiliates if it is rated no lower than A-1 by Standard & Poor's and P-2 by Moody's, and the long-term debt of Countrywide Home Loans, Inc. is rated at least A3 by Moody's, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (d) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (e) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any State and subject to supervision and examination by federal or State banking authorities, if the commercial paper or long term unsecured debt obligations of the depository institution or


                                     1-10
trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (f) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

      (g) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation that, at the time of the issuance of the agreements, will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (h) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (e) above;

      (i) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of its face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating must be the highest commercial paper rating of Moody's for the securities), or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy) as evidenced by a signed writing delivered by each Rating Agency;

      (j) interests in any money market fund that, at the date of acquisition of the interests in the fund and throughout the time the interests are held in the fund, have the highest applicable rating by each Rating Agency, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy);

      (k) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any State that, on the date of acquisition, have been rated by each Rating Agency in their respective highest applicable rating category, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the Policy); and

      (l) any other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency (without regard to the


                                     1-11

Policy), as evidenced by a signed writing delivered by each Rating Agency and that is a cash flow investment within the meaning of Section 860G(a)(5)(A) of the Code and Section 1.860G-2(g)(1) of the Treasury Regulations promulgated under the Code;

      No Eligible Investment may evidence either the right to receive (a) only interest on the obligations underlying these instruments or (b) both principal and interest payments from obligations underlying these instruments where the interest and principal payments on the instruments provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations. No Eligible Investment may be purchased at a price greater than par if that instrument may be prepaid or called at a price less than its purchase price before stated maturity.

      In addition, no amount beneficially owned by any REMIC (including any amounts collected by the Master Servicer but not yet deposited in the Collection Account) may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes, unless the Master Servicer receives an Opinion of Counsel to the effect that the investment will not adversely affect the status of any REMIC created under the Trust Agreement as a REMIC under the Code or result in imposition of a tax on it.

      "Eligible Substitute Mortgage Loan" means a Mortgage Loan transferred to the Trust by the Sponsor in connection with the retransfer of a Defective Mortgage Loan that must, on the date of its transfer to the Trust,

            o have an outstanding Asset Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Asset Balance) not greater than the Transfer Deficiency relating to the Defective Mortgage Loan;

            o have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1.000% in excess of the Loan Rate of the Defective Mortgage Loan;

            o have a Loan Rate based on the same Index with adjustments to the Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan;

            o have a FICO score not less than the FICO score of the Defective Mortgage Loan and not more than 50 points higher than the Defective Mortgage Loan;

            o have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Gross Margin for the Defective Mortgage Loan;

            o if the Mortgage Loan is being transferred to the Trust in connection with the retransfer a Defective Mortgage Loan in Loan Group 1, the Mortgage


                                     1-12

            Loan's original principal balance (by credit limit) conforms to Fannie Mae or Freddie Mac guidelines;

            o have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan at the time the mortgage was transferred to the Trust;

            o have a remaining term to maturity not more than six months earlier than the remaining term to maturity of the Defective Mortgage Loan, not later than the maturity date of the Principal Amount Notes, and not more than 60 months later than the remaining term to maturity of the Defective Mortgage Loan;

            o comply with each representation and warranty in Section 2.04 of the Sale and Servicing Agreement (to be made as of the date of transfer to the Trust); and

            o have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.

      More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if the Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate. The procedures applied by the Sponsor in selecting each Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Indenture Trustee, the Transferor, or the Noteholders.

      "ERISA" means the Employee Retirement Income Security Act of 1974.

      "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

      "Event of Servicing Termination" has the meaning given to it in Section
6.01 of the Sale and Servicing Agreement.

      "Exchange Act" means the Securities Exchange Act of 1934.

      "Exchange Act Reports" means any reports on form 10-D, Form 8-K, and Form 10-K required to be filed by the Depositor with respect to the Trust under the Exchange Act.

      "Excess Interest" for any Payment Date is the sum of the amounts remaining in the payment account after applying Investor Interest Collections in Sections 8.03(a)(i), (ii) and (iii) of the Indenture.

      The "Excess Spread Percentage" means, with respect to any Payment Date and Loan Group, the percentage equivalent of a fraction, (A) the numerator of which is (i) the Spread Rate for the Payment Date and Loan Group multiplied by the Mortgage Loan Balance of the Loan Group as of the beginning of the preceding Collection Period minus (ii) the aggregate amount of all realized losses with respect to such Loan Group for the Payment Date, and (B) the


                                     1-13
denominator of which equals the Mortgage Loan Balance of the Loan Group as of the beginning of the preceding Collection Period.

      "FDIC" means the Federal Deposit Insurance Corporation or any successor to it.

      "Foreclosure Profits" on a Liquidated Mortgage Loan are the excess of

            o   its Net Liquidation Proceeds over

            o its Asset Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid to the end of the Collection Period during which the Mortgage Loan became a Liquidated Mortgage Loan).

      "Form 10-D Disclosure Item" for any person means any litigation or governmental proceedings material to the holders of the Notes pending against it, or against any of the Trust, the Depositor, the Indenture Trustee, the Owner Trustee, or the Master Servicer or any subservicer, if it (or in the case of the Indenture Trustee, a Responsible Officer of the Indenture Trustee) has actual knowledge thereof.

      "Form 10-K Disclosure Item" for any person means each Form 10-D Disclosure Item, (a) any affiliations or (b) any relationships between it and any Item 1119 Party that are either not in the ordinary course of business or on other than an arms-length basis.

      "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien on and a Security Interest in and a right of set-off against, deposit, set over, and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument includes all rights (but none of the obligations) of the granting party under the agreement or instrument, including the immediate and continuing right after an Event of Default to claim for, collect, receive, and give receipt for principal and interest payments on the Collateral and all other moneys payable on the Collateral, to require the repurchase of Mortgage Loans, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive regarding the Collateral.

      "Gross Margin" for any Mortgage Loan means the percentage shown as the "Gross Margin" for the Mortgage Loan on Exhibit A of the Sale and Servicing Agreement.

      "Group 1 Collateral" has the meaning given to it in the Granting Clause of the Indenture.

      "Group 2 Collateral" has the meaning given to it in the Granting Clause of the Indenture.



                                     1-14

      "Guaranteed Payment" for each Class of Notes and any Payment Date means the sum of the related Guaranteed Principal Payment Amount plus the related Aggregate Investor Interest for the Principal Amount Notes for that Payment Date.

      "Guaranteed Principal Payment Amount" for the Class 1-A Notes and the Class 2-A Notes, respectively, means:

      (a) on the Scheduled Maturity Date, the amount needed to pay the related outstanding Note Principal Balance (after giving effect to all allocations and payments for such Class or Classes of Notes from all sources other than the Policy on that Payment Date),

      (b) for any Payment Date (other than the Scheduled Maturity Date), if the related Allocated Transferor Interest is, or is reduced to, zero or below, the amount of the excess of

            o the Note Principal Balance of the Class 1-A Notes or the aggregate Note Principal Balance of the Class 2-A Notes, as applicable (in either case, after giving effect to all allocations and payments of principal to be made on the Class 1-A Notes or the Class 2-A Notes, as applicable, from sources other than the Policy on such Payment Date) over

            o     the related Adjusted Loan Group Balance, and

      (c) for any other Payment Date, zero.

      All calculations under the Policy with respect to the Class 1-A Notes or the Class 2-A Notes are made after giving effect to all other amounts payable and allocable to principal on the Class 1-A Notes or the Class 2-A Notes, as the case may be, for such Payment Date.

      "Holder" or "Noteholder" means the person in whose name a Note is registered in the Note Register.

      "Incipient Default" means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

      "Indenture" means the Indenture, dated as of the Closing Date among the Trust, the Indenture Trustee and the Co-Trustee.

      "Indenture Adoption Annex" means the Indenture Adoption Annex contained in this Master Glossary of Defined Terms.

      "Indenture Trustee" means the Indenture Trustee identified in the Indenture Adoption Annex, as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Indenture Trustee Fee" means a fee that is separately agreed to between the Master Servicer and the Indenture Trustee.

      "Indenture Trustee Fee Rate" means the per annum rate at which the Indenture Trustee Fee is calculated.



                                     1-15

      "Independent" means that a person

      o is in fact independent of the Issuer, any other obligor on the Notes, the Transferor, and any affiliate of any of them,

      o does not have any direct financial interest or any material indirect financial interest in the Issuer, any other obligor on the Notes, the Transferor, or any affiliate of any of them, and

      o is not connected with the Issuer, any other obligor on the Notes, the Transferor, or any affiliate of any of them as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.

      "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care and the Credit Enhancer, and the opinion or certificate states that the Issuer has read the definition of "Independent" in the Indenture and that the signer is Independent.

      "Index" for each Interest Rate Adjustment Date for a Mortgage Loan means the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the first business day of the month.

      "Initial Cut-off Date" means the Initial Cut-off Date specified in the Indenture Adoption Annex.

      "Initial Mortgage Loan" means any Mortgage Loan transferred to the Trust on the Closing Date and identified on Exhibit A.

      "Insolvency Event" regarding a specified person means

      (a) the person generally fails to pay its debts as they become due or admits in writing its inability to pay its debts generally as they become due;

      (b) the person has a decree or order for relief by a court or agency or supervisory authority having jurisdiction in the premises entered against it or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency, or other similar law and the decree or order remains unstayed and in effect for a period of 60 days;

      (c) the person has a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official appointed for it or for all or any substantial part of its property in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or other similar proceedings, and the decree or order remains unstayed and in effect for a period of 60 days;

      (d) the person's business is ordered to be wound-up or liquidated or the person's business is subject to readjustment of debt, marshalling of assets and liabilities, or other similar


                                     1-16
proceedings, and the decree or order or the proceedings remain unstayed and in effect for a period of 60 days; or

      (e) the person commences a voluntary case under any applicable bankruptcy, insolvency, or other similar law, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a conservator, receiver, liquidator, assignee for the benefit of creditors, a custodian, trustee, sequestrator, or similar official for the person or for all or any substantial part of its property, or the person makes any general assignment for the benefit of creditors.

      The "Insurance Agreement" has the meaning given to it in the Indenture Adoption Annex.

      "Insurance Proceeds" means proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan net of any amount (i) covering any expenses of the Master Servicer in connection with obtaining the proceeds,
(ii) applied to the restoration or repair of the related Mortgaged Property,
(iii) released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, or (iv) required to be paid to any holder of a mortgage senior to the Mortgage Loan.

      "Insured Notes" has the meaning give to it in the Indenture Adoption
Annex.

      "Interest Bearing Notes" has the meaning given to it in the Indenture Adoption Annex.

      "Interest Collections" for each Payment Date and each Class of Notes (or, Class A-IO Component) means

      o the sum of all payments made by mortgagors of Mortgage Loans in the related Loan Group and any other amounts constituting interest collected by the Master Servicer under the Mortgage Loans in the related Loan Group during the related Collection Period plus

      o any optional advance for the related Loan Group made by the Master Servicer pursuant to Section 4.03 of the Sale and Servicing Agreement for which the Master Servicer has not been reimbursed plus

      o any payment from the Loan Insurance Policy and the Sponsor Loss Coverage Obligation attributable to interest minus

      o   the premium for the Loan Insurance Policy minus

      o the Servicing Fee for the related Loan Group for the related Collection Period.

      These amounts include any Net Liquidation Proceeds and net proceeds from any other insurer pursuant to any insurance policy covering a Mortgage Loan in the related Loan Group allocable to interest on the applicable Mortgage Loan. These amounts exclude any fees (including annual fees) or late charges or similar administrative fees paid by the mortgagors.


                                     1-17

The related Credit Line Agreement shall determine the portion of each payment on the Mortgage Loan that constitutes principal or interest.

      "Interest Formula Rate" has the meaning given to it in the Indenture Adoption Annex.

      "Interest Period" for the first Payment Date means the period beginning on the Closing Date and ending on the day preceding the first Payment Date and for any other Payment Date means the period beginning on the preceding Payment Date and ending on the day before the Payment Date.

      "Interest Rate Adjustment Date" for each Mortgage Loan means any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

      "Interest Shortfall Deposit" for each Loan Group means any deposit made by the Sponsor on the first and second Payment Dates into the Collection Account pursuant to Section 3.03 of the Sale and Servicing Agreement to offset shortfalls in interest payable to the Noteholders of the related Class of Notes or the related Class A-IO Component.

      "Investor Floating Allocation Percentage" for any Payment Date and a Loan Group means the lesser of 100% and a fraction whose numerator is the aggregate Note Principal Balance of the related Class of Principal Amount Notes and whose denominator is the sum of the related Loan Group Balance, calculated as of the beginning of the related Collection Period and the amount of funds in the related Additional Loan Account.

      "Investor Interest Collections" for any Payment Date and a Loan Group means the Interest Shortfall Deposit plus the product of the Interest Collections received on the Loan Group during the related Collection Period and the related Investor Floating Allocation Percentage for the Payment Date.

      "Investor Loss Amount" for any Payment Date and a Loan Group means the product of

      o   the related Investor Floating Allocation Percentage and

      o the aggregate of the Liquidation Loss Amounts on the Mortgage Loans in the Loan Group for the Payment Date.

      "Investor Loss Reduction Amount" for each Payment Date and class of LIBOR Notes means the portion of the Investor Loss Amount for that class for all prior Payment Dates that has not been previously accounted for by

      o payment of the principal balance of the related Class of LIBOR Notes on a Payment Date (A) pursuant to Section 8.03(a) (iv), (v), or (x) of the Indenture (B) from related or unrelated Subordinated Transferor Collections, or (C) pursuant to a draw on the Policy, or

      o   reduction in the related Allocated Transferor Interest.


                                     1-18

      "Investor Principal Collections" are for a Payment Date and a Class of Principal Amount Notes

      o   during the Managed Amortization Period, the lesser of

                  (A) the excess of the amount of Principal Collections for
            the related Loan Group for the Payment Date (which, for the first Payment Date, include any amount remaining on deposit in the related Additional Loan Account), over the aggregate of Additional Balances created on the Mortgage Loans in the related Loan Group during the Collection Period, minus Net Draws Principal Payment related to that Loan Group, and

                  (B) the amount required to pay the related Class of
            Principal Amount Notes to maintain the related Allocated Transferor Interest at the related Required Transferor Subordinated Amount.

      o during the Rapid Amortization Period and if no Rapid Amortization Event exists, the lesser of

                  (A) the excess of the amount of Principal Collections for
            the Payment Date for the related Loan Group over the Net Draws Principal Payment related to that Loan Group, and

                  (B) the amount required to pay the related Class of
            Principal Amount Notes to maintain the related Allocated Transferor Interest at the related Required Transferor Subordinated Amount.

      o on which a Rapid Amortization Event exists, all Principal Collections for the related Loan Group for the Payment Date.

      "Issuer" means CWHEQ Revolving Home Equity Loan Trust, Series 2006-D until a successor replaces it and, after that, means its successor.

      "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

      "Item 1119 Party" means the Depositor, any Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, any subservicer, any originator identified in the Prospectus Supplement, and any other material transaction party identified in writing as such by the Master Servicer to each of the Indenture Trustee and the Owner Trustee.

      "Latest Possible Maturity Date" as provided in Section 3.11 of the Trust Agreement.

      "Latest Subsequent Closing Date" means the date specified in the Indenture Adoption Annex.

      "LIBOR" for any day means the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 A.M., London time that


                                     1-19
day. If LIBOR does not appear on that page (or a page replacing that page on that service or, if that service is no longer offered, any other service for displaying LIBOR or comparable rates reasonably selected by the Depositor after consultation with the Indenture Trustee and the Credit Enhancer), the rate will be the Reference Bank Rate.

      "LIBOR Business Day" means any day other than of a Saturday, a Sunday, or a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

      "Lien" means any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right, or interest or other Security Agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the UCC (other than any Financing Statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing except that any assignment pursuant to Section 5.02 is not a Lien.

      "Lifetime Rate Cap" for each Mortgage Loan whose related Mortgage Note provides for a lifetime rate cap means the maximum Loan Rate permitted over the life of the Mortgage Loan under the terms of the related Credit Line Agreement, as shown on the Mortgage Loan Schedule.

      "Limited Exchange Act Reporting Obligations" means the obligations of the Master Servicer under Section 3.09(b), Section 5.02, and Section 5.04 with respect to notice and information to be provided to the Depositor and Article VII (except Section 7.07(a)(1) and (2)).

      "Liquidation Loss Amount" for any Payment Date and any Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period is the unrecovered Asset Balance of the Mortgage Loan at the end of the Collection Period after reducing the Asset Balance for the Net Liquidation Proceeds and any amounts attributable to principal received under the Loan Insurance Policy and the Sponsor Loss Coverage Obligation.

      "Liquidated Mortgage Loan" for any Payment Date means any Mortgage Loan that as of the end of the related Collection Period the Master Servicer has determined in accordance with the servicing standards in the Sale and Servicing Agreement that all liquidation proceeds that it expects to recover on the Mortgage Loan or the related REO have been recovered.

      "Liquidation Expenses" means out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 of the Sale and Servicing Agreement (including amounts advanced to correct defaults on any mortgage loan which is senior to the Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to the


                                     1-20

Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

      "Liquidation Proceeds" means proceeds received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale, or otherwise.

      "Loan Group" means Loan Group 1 or Loan Group 2, as applicable.

      "Loan Group 1" means all Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

      "Loan Group 1 Balance" for any Payment Date is the aggregate of the Asset Balances of all Mortgage Loans in Loan Group 1 as of the last day of the related Collection Period.

      "Loan Group 2" means all Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

      "Loan Group 2 Balance" for any Payment Date is the aggregate of the Asset Balances of all Mortgage Loans in Loan Group 2 as of the last day of the related Collection Period.

      "Loan Group Balance" means the Loan Group 1 Balance or the Loan Group 2 Balance, as applicable.

      "Loan Insurance Policy" means the Loan Insurance Policy referred to in the Indenture Adoption Annex.

      "Loan Insurance Premium Rate" has the meaning given to it in the Indenture Adoption Annex.

      "Loan Pool Balance" for any Payment Date is the aggregate of the Asset Balances of all Mortgage Loans as of the last day of the related Collection Period.

      "Loan Rate" for any Mortgage Loan and on any day means the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for the day on the Asset Balance of the Mortgage Loan.

      "Loan Rate Cap" for each Mortgage Loan means the lesser of (i) the Lifetime Rate Cap or (ii) the applicable state usury ceiling.

      "Loan-to-Value Ratio" for any date of determination for any first lien mortgage loan means a fraction whose numerator is the outstanding principal balance of the mortgage loan as of the date of determination and whose denominator is the Valuation of the related Mortgaged Property.



                                     1-21

      "Managed Amortization Period" means the period from the Closing Date to the Rapid Amortization Commencement Date.

      "Master Servicer" means Countrywide Home Loans, Inc., a New York corporation and any successor to it and any successor under the Sale and Servicing Agreement.

      "MERS" means Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor to it.

      "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

      "MIN" means the Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

      "Minimum Monthly Payment" for any Mortgage Loan and any month means the minimum amount required to be paid by the related mortgagor in that month.

      "MOM Loan" means any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of the Mortgage Loan and its successors and assigns.

      "Moneyline Telerate Screen Page 3750" means the display designated as page 3750 on the Moneyline Telerate Information Services, Inc. (or any page replacing that page on that service for the purpose of displaying London inter-bank offered rates of major banks).

      "Moody's" means Moody's Investors Service, Inc. or its successor in interest.

      A "mortgage" is any conveyance to secure the performance of an obligation including a deed of trust to secure debt and other comparable security instruments.

      "Mortgage File" for each of the Mortgage Loans means the following documents:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the Mortgage Note;

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage for the Mortgage Loan in blank in recordable form;

            (iii) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original mortgage has been delivered for recordation or because the original mortgage has been lost, an accurate copy of the mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the


                                     1-22

      Depositor, which may be a blanket certificate covering more than one mortgage, stating that the original mortgage has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original mortgage that has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

            (iv) if applicable, the original of each intervening assignment needed for a complete chain of title for the mortgage from its original mortgagee or beneficiary to the Trust or in blank (or, if the Mortgage Loan is registered on the MERS(R) System, to MERS and noting the presence of a MIN) with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, a true copy of it, together with in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one intervening assignment, stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation

            (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000 or a copy of the lender's title policy or a printout of the electronic equivalent and all riders thereto;

            (vi) the original of any guaranty executed in connection with the Mortgage Note;

            (vii) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

            (viii) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage Loan;

      An optical image or other representation of a document specified in clauses (iii) through (viii) above for a Mortgage Loan may be held by the Indenture Trustee or assignee in lieu of the physical documents specified if

      (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee and the Credit Enhancer,

            (x) an optical image or other representation of the related documents specified in clauses (iii) through (viii) above are enforceable in the relevant jurisdictions to the same extent as the original of the document and

            (y) the optical image or other representation does not impair the ability of an owner of the Mortgage Loan to transfer its interest in the Mortgage Loan, and

      (b) written confirmation that the retention of the documents in that format will not result in a reduction in the then current rating of the Notes, without regard to the Policy. A copy of any Opinion of Counsel shall in each case be addressed and delivered to the Credit Enhancer.



                                     1-23

      "Mortgage Loan" means each of the mortgage loans, including Additional Balances for it, that are transferred to the Trust pursuant to Section 2.01(a) and (b) of the Sale and Servicing Agreement, together with all related Mortgage Files, exclusive of Mortgage Loans that are retransferred to the Depositor, the Master Servicer, or the Sponsor or purchased by the Master Servicer pursuant to Section 2.02, 2.04, 2.06, or 3.06 of the Sale and Servicing Agreement, held as a part of the Trust. The Mortgage Loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loan (as defined in the Sale and Servicing Agreement) substituted by the Sponsor for a defective Mortgage Loan pursuant to Section 2.07(a) of the Sale and Servicing Agreement.

      "Mortgage Loan Schedule" on any date means the schedule of Mortgage Loans in a Loan Group included in the Trust on the date identifying each Mortgage Loan and specifying the items identified in the Indenture Adoption Annex. The initial schedule of Mortgage Loans as of the Cut-off Date is Exhibit A of the Sale and Servicing Agreement. The Mortgage Loan Schedule will automatically include any Additional Balances. The Indenture Trustee is not responsible for preparing the Mortgage Loan Schedule.

      "Mortgage Note" means the Credit Line Agreement for a Mortgage Loan pursuant to which the related mortgagor agrees to pay the indebtedness evidenced by it and secured by the related mortgage.

      "Mortgaged Property" means the underlying property securing a Mortgage
Loan.

      "Net Draws" on any day are the aggregate amount of advances of funds made by the Holder of the Class R-1 Certificates to purchase Additional Balances minus the aggregate amount of Principal Collections on the Mortgage Loans previously paid to the Class R-1 Certificates minus any Liquidation Loss Amount allocated to the Class R-1 Certificates.

      "Net Draws Principal Payment" for a Payment Date and a Loan Group is the amount of Principal Collections from that Loan Group applied on the Payment Date to the payment of outstanding Net Draws related to that Loan Group to the holder of the Class R-1 Certificates.

      o During the Managed Amortization Period, the Net Draws Principal Payment for a Payment Date and a Loan Group will be the least of

            (i) Net Draws for that Loan Group,

            (ii) the Available Principal Collections related to that Loan Group, and

            (iii) the sum of (a) Available Principal Collections related to that Loan Group in an amount equal to 3% of the aggregate Note Principal Balance of the related Class of Principal Amount Notes for the Payment Date and (b) the remaining related Available Principal Collections (after that 3%) times a fraction whose numerator is related Remaining Net Draws and whose


                                     1-24
            denominator is the sum of related Remaining Net Draws and the aggregate Note Principal Balance of the related Class of Principal Amount Notes.

      o During the Rapid Amortization Period if a Rapid Amortization Event is not continuing, the Net Draws Principal Payment for a Payment Date and a Loan Group will be Principal Collections from that Loan Group for the Payment Date times a fraction whose numerator is Net Draws related to that Loan Group and whose denominator is the sum of Net Draws related to that Loan Group and the Note Principal Balance of the related Class of Principal Amount Notes.

      o So long as a Rapid Amortization Event is continuing, the Net Draws Principal Payment for a Payment Date and a Loan Group will be zero.

      "Net Liquidation Proceeds" for any Liquidated Mortgage Loan means Liquidation Proceeds net of Liquidation Expenses.

      "Non-Permitted Transferee" means any person other than a Permitted Transferee.

      "Note" has the meaning given to it in the Indenture Adoption Annex.

      "Note Interest" for any Class of Principal Amount Notes and Payment Date means interest for the related Interest Period at the applicable Note Rate on the related Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

      "Note Owner" means the beneficial owner of a Book-Entry Note, as reflected on the books of the Indenture Trustee as agent for the Depository.

      "Note Principal Balance" for any Payment Date and Class of Principal Amount Notes means the related Original Note Principal Balance less the aggregate of amounts actually distributed as principal on that Class of Principal Amount Notes before the Payment Date less Liquidation Loss Amount allocated to that Class of Principal Amount Notes.

      "Note Rate" for a Class of Interest Bearing Notes means the related rate specified in the Indenture Adoption Annex.

      "Note Register" and "Note Registrar" have the meanings specified in
Section 2.03.

      "Noteholder" means a holder of one or more Notes.

      "Officer's Certificate" means a certificate

      (a) with respect to the Indenture, signed by any Authorized Officer of the Issuer or other specified party under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture and delivered to the Indenture Trustee

       (b) with respect to the Sale and Servicing Agreement,



                                     1-25

            o signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sponsor, the Transferor, or the Master Servicer, or

            o if provided for in the Sale and Servicing Agreement, signed by a Servicing Officer, or

            o for any other person, signed by an authorized officer of the person.

      "Opinion of Counsel" means written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be an employee of or counsel to the Issuer, the Depositor, the Sponsor, the Master Servicer, or the Transferor (except that any opinion pursuant to Section 8.06 of the Indenture, Section 5.04 of the Sale and Servicing Agreement, or relating to taxation must be an opinion of independent outside counsel) and who is reasonably acceptable to the parties to whom it is to be delivered.

      Opinions provided pursuant to the Indenture shall be addressed to the Indenture Trustee as Indenture Trustee, any other designated party, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance reasonably satisfactory to the parties to whom it is to be delivered.

      In connection with any opinion of counsel concerning the interpretation or application of the REMIC Provisions, the counsel must in fact be independent of the Depositor and the Master Servicer, not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.

      Copies of all Opinions of Counsel shall be delivered to the Credit
Enhancer.

      "Optional Termination Date" means any Payment Date on or after which the Note Principal Balance of the Principal Amount Notes is less than or equal to 10% of the Original Note Principal Balance.

      "Original Note Principal Balance" means the aggregate Note Principal Balance of all Classes of Principal Amount Notes on the Closing Date as reflected in the Indenture Adoption Annex.

      "Outstanding" as of the date of determination means all Notes that have been authenticated and delivered under the Indenture except:

            (i) Notes that have been cancelled by the Note Registrar or delivered to the Note Registrar for cancellation or that by their terms have expired;



                                     1-26

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders, and if the Notes are to be redeemed, notice of the redemption has been duly given pursuant to the Indenture or notice has been provided for in a manner satisfactory to the Indenture Trustee; and

            (iii) Notes in exchange for or instead of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that those Notes are held by a Protected Purchaser.

      In determining whether the Holders of the requisite Outstanding Amount have Acted under the Indenture or under any Transaction Document, Notes owned by the Issuer, the Depositor, a Seller, or the Transferor, or any of their affiliates shall be disregarded and treated as not being Outstanding, except that, in determining whether the Indenture Trustee shall, if the Notes have first been transferred to a non-affiliate, be protected in relying on any Act, only Notes that a Responsible Officer knows to be so owned shall be disregarded. Notes so owned that have been pledged in good faith, or for whose owner the Issuer, the Depositor, a Seller, or the Transferor, or any of their affiliates is acting as trustee or nominee, may be regarded as Outstanding if the pledgee or other person establishes to the satisfaction of the Indenture Trustee the pledgee's or other person's right to Act for the Notes and that the pledgee or other person is not the Issuer, the Depositor, or the Transferor, or any of their affiliates.

      To effectuate the Credit Enhancer's right of subrogation under Section
4.03 of the Indenture, all Notes that have been paid with funds provided under the Policy shall be Outstanding until the Credit Enhancer has been paid all amounts due to it pursuant to the Insurance Agreement with respect to those Notes.

      "Outstanding Amount" means the aggregate principal amount of all Principal Amount Notes, or of a Class of Principal Amount Notes, as applicable, that are Outstanding at the date of determination. For the purposes of voting, the Outstanding Amount of notional amount securities relative to Principal Amount Notes shall be as specified in the Indenture Adoption Annex.

      "Paying Agent" means the Indenture Trustee or any other person that meets the eligibility standards for the Indenture Trustee specified in Section
6.08 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Payment Account, including payments of principal or interest on the Notes on behalf of the Issuer.

      "Payment Account" means the Eligible Account established and maintained by the Indenture Trustee on behalf of and for the benefit of the Secured Parties pursuant to Section 8.01 of the Indenture.

      "Payment Date" means the day of each month specified in the Indenture Adoption Annex, or if that is not a Business Day, then the next Business Day.



                                     1-27

      "Performance Certification" means a certification in the form of Exhibit F-1 of the Sale and Servicing Agreement (in the case of any Reporting Subcontractor of the Master Servicer or a subservicer) and the Owner Trustee) and Exhibit F-2 of the Sale and Servicing Agreement (in the case of the Indenture Trustee or any Reporting Subcontractor of the Indenture Trustee).

      "Permitted Transferee" means any person other than

      o the United States, any State or political subdivision thereof, or any agency or instrumentality of any of them,

      o a foreign government, International Organization, or any agency or instrumentality of either of them,

      o an organization (except certain farmers' cooperatives described in Section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate,

      o rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code,

      o an "electing large partnership" as defined in Section 775 of the Code,

      o a person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state of the United States, or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such person has furnished the holder of the R-1 Certificates and the Owner Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and

      o any other person so designated by the Depositor based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such person may cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

The terms "United States," "State," and "International Organization" have the meanings in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.



                                     1-28

      "Policy" means the certificate guaranty insurance policy identified in the Indenture Adoption Annex and all its endorsements, dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Holders of the Insured Notes.

      "Policy Payments Account" means a separate special purpose trust account that is an Eligible Account, for the benefit of Holders of the Insured Notes and the Credit Enhancer over which the Indenture Trustee has exclusive control and sole right of withdrawal.

      "Preference Amount" has the meaning given to it in the Policy.

      "Preference Claim" means any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, or similar law of any distribution made with respect to the Notes (other than Basis Risk Carryforward).

      "Premium Letter" has the meaning given to it in the Indenture Adoption Annex.

      "Principal Amount Notes" has the meaning given to it in the Indenture Adoption Annex.

      "Principal Collections" for the Mortgage Loans in a Loan Group and any Payment Date means the sum of all payments made by the mortgagors and any other amounts constituting principal collected by the Master Servicer under the Mortgage Loans in that Loan Group during the related Collection Period. These amounts include any Net Liquidation Proceeds, any payment from the Loan Insurance Policy or the Sponsor Loss Coverage Obligation attributable to principal (including any amounts payable from the designated trust account to cover Liquidation Loss Amounts with respect to the Mortgage Loans after the termination of the Loan Insurance Policy) and net proceeds from any other insurer pursuant to any insurance policy covering a Mortgage Loan allocable to principal of the applicable Mortgage Loan and Transfer Deposit Amounts, but exclude Foreclosure Profits. The terms of the related Credit Line Agreement shall determine the portion of each payment on a Mortgage Loan that constitutes principal or interest.

      "Principal Reserve Fund" means the Eligible Account established and maintained by the Indenture Trustee pursuant to Section 8.01(d).

      "Proceeding" means any suit in equity, action at law, or other judicial or administrative proceeding.

      "Purchase Agreement" means the Purchase Agreement dated as of the Closing Date among Countrywide Home Loans, Inc., as a seller, the other sellers named therein, as sellers, and the Depositor, as purchaser, with respect to the Mortgage Loans.

      "Purchase Price" with respect to any Mortgage Loan required to be purchased by the Sponsor pursuant to Section 2.03 or 2.04 Sale and Servicing Agreement or purchased at the


                                     1-29
option of the Master Servicer pursuant to Section 3.01 or 3.06 Sale and Servicing Agreement means an amount equal to the sum of

      (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase,

      (ii) accrued interest on the Mortgage Loan at the applicable Loan Rate (or at the applicable [Adjusted] Loan Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Noteholders, and

      (iii) in the case of any Mortgage Loan required to be purchased by the Sponsor because of, or that arises out of, a violation of any predatory or abusive lending law with respect to the related Mortgage Loan, any costs and damages incurred by the Trust relating to such violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

      "Rapid Amortization Commencement Date" means the earlier of the Payment Date in the month specified in the Indenture Adoption Annex and the Payment Date after the Collection Period in which a Rapid Amortization Event occurs.

      "Rapid Amortization Event" has the meaning given to it in Section 5.16 of the Indenture.

      "Rapid Amortization Period" means the period beginning on the Rapid Amortization Commencement Date until the termination of the Indenture.

      "Rating Agency" means any statistical credit rating agency, or its successor, that rated the Notes at the request of the Depositor at the time of the initial issuance of the Notes. If a particular Rating Agency is no longer in existence, "Rating Agency" will mean a statistical credit rating agency, or other comparable person, designated by the Depositor and the Credit Enhancer. The Indenture Trustee will be notified of any such designation. References to the highest short-term unsecured rating category of a Rating Agency mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency mean the ratings it deems equivalent to these. References to the highest long-term rating category of a Rating Agency mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating it deems equivalent to these.

      "Rating Agency Condition" for any action means that each Rating Agency has been given 10 days (or any shorter period acceptable to each Rating Agency) notice of the action and that each of the Rating Agencies has notified the Issuer in writing that the action, with and without taking the Policy into account, will not result in a reduction or withdrawal of its then current rating of the Notes and the Credit Enhancer has consented to the action.



                                     1-30

      "Record Date" for a Payment Date or redemption date has the meaning given to it in the Indenture Adoption Annex

      "Reference Bank Rate" for an Interest Period means the arithmetic mean (rounded upwards to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits offered by three major banks engaged in transactions in the London interbank market, selected by the Depositor after consultation with the Indenture Trustee and obtaining the consent of the Credit Enhancer, as of 11:00 A.M., London time, on the Adjustment Date immediately preceding the Interest Period, to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Note Principal Balance if at least two of the banks provide an offered rate. If fewer than two offered rates are quoted, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Indenture Trustee obtaining the consent of, as of 11:00 A.M., New York City time, on the Adjustment Date immediately preceding the Interest Period, for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Note Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR for the preceding Interest Period.

      "Regulation AB" means Subpart 229.1100-Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, and subject to any clarification and interpretation provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.

      "Registered Holder" means the person in whose name a Note is registered on the Note Register on the applicable Record Date.

      "Remaining Net Draws" for a Loan Group is related Net Draws minus 3% of the Note Principal Balance of the related Class of Principal Amount Notes for the Payment Date.

      "REMIC" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code, and when referring to entities means the real estate mortgage investment conduits created under this Agreement as defined in Section 3.11 of the Trust Agreement.

      "REMIC Provisions" means Section 860A through 860G of the Code and related provisions, and regulations and rulings promulgated under those sections.

      "REO" means a Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.



                                     1-31

      "Reportable Event" means any event required to be reported on Form 8-K, and in any case, the following:

            o entry into a definitive agreement related to the Trust, the Notes, or the Mortgage Loans, or an amendment to a Transaction Document, only if the Depositor is not a party to the agreement or amendment (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

            o termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under the agreement), if the Depositor is not a party to the agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

            o with respect to the Master Servicer only, if the Master Servicer becomes aware of any bankruptcy or receivership with respect to the Sponsor, the Depositor, the Master Servicer, any subservicer, the Indenture Trustee, the Owner Trustee, the Loan Insurance Policy Provider, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by
               Item 1101(d)(1) of Regulation AB;

            o with respect to the Indenture Trustee, the Master Servicer, and the Depositor only, the occurrence of an early amortization, performance trigger, or other trigger, including an Event of Default under the Indenture, of which it (in the case of the Indenture Trustee, a Responsible Officer of the Indenture Trustee) has actual knowledge;

            o the resignation, removal, replacement, or substitution of the Master Servicer, any subservicer (with respect to the Master Servicer only), the Indenture Trustee, or the Owner Trustee;

            o with respect to the Master Servicer only, if the Master Servicer becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more Classes of the Notes has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under the agreement; (ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more Classes of the Notes; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through
               (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more Classes of the Notes has been materially amended or modified; and



                                     1-32

            o with respect to the Indenture Trustee, the Master Servicer, and the Depositor only, a required distribution to Noteholders is not made as of the required Payment Date under the Indenture.

      "Required Amount" for a Payment Date and a Loan Group means the amount by which the sum of the amounts distributable pursuant to Sections 8.03(a)(i),
(ii), (iii), (iv) and (v) of the Indenture on the Payment Date exceed related Investor Interest Collections available for payment thereon for the Payment Date.

      "Required Transferor Subordinated Amount" has the meaning given to it in the Indenture Adoption Annex.

      "Residual Certificates" means each of the Class R-1 and Class R-2 Certificates.

      "Responsible Officer" any officer of the Indenture Trustee, Co-Trustee or any officer in the corporate trust department of the Owner Trustee, as applicable, with direct responsibility for the administration of the Trust Agreement or the Indenture and also, with respect to a particular matter, any other officer to whom a matter is referred because of the officer's knowledge of and familiarity with the particular subject. With respect to the Cap Trustee and the Cap Contract Administrator, any officer of the Indenture Trustee with direct responsibility for the administration of the Cap Contract and the Cap Contract Administration Agreement, respectively.

      "Rolling Three Month Excess Spread Percentage" means, with respect to any Payment Date and Loan Group, the arithmetic average of the three Excess Spread Percentages for such Loan Group determined for the current Payment Date and for each of the two preceding Payment Dates.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of the Closing Date among the Sponsor, the Depositor, the Trust, and the Indenture Trustee.

      "Sale and Servicing Agreement Adoption Annex" means the Sale and Servicing Agreement Adoption Annex contained in this Master Glossary of Defined Terms.

      "Sarbanes-Oxley Certification" means the certification required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (including any interpretations thereof by the staff of the Securities and Exchange Commission)).

      "Scheduled Maturity Date" means the date specified in the Indenture Adoption Annex.

      "Secured Parties" with respect to the Group 1 Collateral means the Holders of the Class 1-A Notes, the Holders of the Class A-IO Notes, and the Credit Enhancer, and with respect to the Group 2 Collateral means the Holders of the Class 2-A Notes, the Holders of the Class A-IO Notes, and the Credit Enhancer.



                                     1-33

      "Securities Act" means the Securities Act of 1933.

      "Seller" means any Seller of Mortgage Loans pursuant to the Purchase Agreement.

      "Servicing Certificate" means the certificate delivered each month pursuant to Section 4.01 of the Sale and Servicing Agreement to the Indenture Trustee completed and executed by any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer on the Closing Date, as it may be amended from time to time.

      "Servicing Criteria" means the "servicing criteria" in Item 1122(d) of Regulation AB.

      "Servicing Criteria Compliance Assessment Report" for any person means a report (in form and substance reasonably satisfactory to the Depositor) regarding the person's assessment of compliance with the Servicing Criteria during the preceding year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

      "Servicing Fee" for a Loan Group and any Payment Date means the product of

            o the Servicing Fee Rate specified in the Indenture Adoption Annex divided by 12 and

            o the Loan Group Balance of that Loan Group as of the first day of the Collection Period preceding the Payment Date (or as of the close of business on the Cut-off Date for the first Payment Date).

      "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer on the Closing Date, as the list may be amended from time to time.

      "Sponsor" means Countrywide Home Loans, Inc., a New York corporation and any successor.

      "Sponsor Loss Coverage Amount" means initially the amount specified in the Sale and Servicing Agreement Adoption Annex, and thereafter as reduced by the amount of all previous payments of the Sponsor Loss Coverage Obligation.

      "Sponsor Loss Coverage Obligation" for any Payment Date means the lesser of (i) the remaining Sponsor Loss Coverage Amount before payment of the Sponsor Loss Coverage Obligation for that Payment Date and (ii) an amount equal to the portion of the losses realized on the Mortgage Loans identified in the Mortgage Loan Schedule as being covered by the Insurance Policy with respect to which a claim for payment was denied by the Loan Insurer due to an exclusion in the Loan Insurance Policy minus any such amount previously paid to the Indenture Trustee as Sponsor Loss Coverage Obligation. A claim for Liquidation Loss Amount on a Mortgage Loan covered by the Loan Insurance Policy that is denied payment by the Loan


                                     1-34

Insurer for any other reason or that is not of the insured perils covered by the Loan Insurance Policy will not be a Sponsor Loss Coverage Obligation and will not be payable by the Sponsor.

      "Spread Rate" for a Loan Group means, with respect to any Payment Date,
(i) the Net WAC for that Loan Group for the preceding Collection Period minus
(ii) the Note Rate for the related Class of Notes for such Payment Date.

      "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

      "State" means any one of the 50 states of the United States or the District of Columbia.

      "Statutory Trust Statute" means the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.).

      "Subcontractor" means any vendor, subcontractor, or other person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgaged-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Master Servicer or the Indenture Trustee or any subservicer, as the case may be.

      "Subordinated Transferor Collections" means for any Payment Date and a Loan Group the Interest Collections and Principal Collections from that Loan Group allocated to pay the related Allocated Transferor Interest which are subordinated to the payment of the Required Amount on the related and unrelated Classes of Notes.

      "Subsequent Closing Date" means any date designated by the Depositor on which the Trust acquires Additional Home Equity Loans pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

      "Subsequent Cut-off Date" means the cut-off date designated by the Depositor in a Transfer Document in connection with the acquisition of Additional Home Equity Loans by the Trust pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

      "Tax Matters Person Certificate" means the Class R-2 Certificate with a Denomination of $0.01.

      "Transaction Documents" means the Indenture, the Notes, the Sale and Servicing Agreement, the Purchase Agreement, the Custodial Agreement, the Administration Agreement, the Trust Agreement, the Insurance Agreement, the Policy, the Loan Insurance Policy, and any other document or agreement entered into in connection with the Trust, the Notes, the Certificates, or the Mortgage Loans; and "Transaction Documents" for the purpose of the Trust Agreement means collectively the Indenture and any other document designated in the Indenture as a "Transaction Document" for the purposes of Trust Agreement.



                                     1-35

      "Transfer Date" has the meaning given to it in Section 2.06 of the Sale and Servicing Agreement.

      "Transfer Deficiency" with respect to a Loan Group means that the excess of the Loan Group Balance of that Loan Group (minus related Net Draws) over the Note Principal Balance of the related Class of Principal Amount Notes after a retransfer of a Mortgage Loan in the related Loan Group pursuant to
Section 2.02(b) or 2.04(d) of the Sale and Servicing Agreement would be less than the related Required Transferor Subordinated Amount.

The amount of any Transfer Deficiency with respect to a Loan Group is the lesser of

      o     the Asset Balance of the Defective Mortgage Loan and

      o     the excess of

            o     the related Required Transferor Subordinated Amount over

            o     the related Allocated Transferor Interest.

In any computation involving a Mortgage Loan required to be purchased by the Sponsor because of, or arising out of, a violation of any predatory or abusive lending law with respect to the Mortgage Loan, the Transferor Interest shall be reduced for any costs and damages incurred by the Trust relating to the violation of any predatory or abusive lending law with respect to the Mortgage Loan.

      "Transfer Deposit Amount" has the meaning given to it in Section 2.07 of the Sale and Servicing Agreement.

      "Transfer Document" means a document substantially in the form of Exhibit D of the Sale and Servicing Agreement.

      "Transfer Notice Date" has the meaning given to it in Section 2.06 of the Sale and Servicing Agreement.

      The "Transferor Certificates" are the Class C Certificates and the Class R-1 Certificates executed and authenticated by the Owner Trustee under the Trust Agreement.

      "Transferor" means the Holder of the Class C Certificates executed and authenticated by the Owner Trustee under the Trust Agreement.

      "Transferor Certificates" has the meaning given to it in the Indenture Adoption Annex.

      "Transferor Principal Collections" for any Payment Date means Principal Collections received with respect to the Mortgage Loans during the related Collection Period minus Additional Balances created on the Mortgage Loans during the Collection Period minus the Net Draws Principal Payment minus Investor Principal Collections.



                                     1-36

      "Trust" means the trust formed pursuant to the Trust Agreement and specified in the Indenture Adoption Annex.

      "Trust Agreement" means the Trust Agreement among Countrywide Home Loans, Inc., the Depositor and the Owner Trustee forming the Trust.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date of the Indenture, unless otherwise specifically provided.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, unless the context otherwise requires.

      "Unpaid Investor Interest Shortfall" for any Payment Date and Class of Principal Amount Notes means the aggregate amount of Note Interest on that Class of Principal Amount Notes that was accrued for a prior Payment Date and has not been paid to Holders of that Class of Notes.

      "Valuation" of any Mortgaged Property means the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the Mortgaged Property.

      "Weighted Average Net Loan Rate" for a Loan Group and any Collection Period means the average of the daily Net Loan Rate (specified in the Indenture Adoption Annex) for each Mortgage Loan in that Loan Group (assuming that each Mortgage Loan is fully indexed) for each day during the related Billing Cycle, weighted on the basis of the daily average of the Asset Balances outstanding for each day in the Billing Cycle for each Mortgage Loan as determined by the Master Servicer in accordance with the Master Servicer's normal servicing procedures.


                                     1-37

                                                        INDENTURE ADOPTION ANNEX


                           INDENTURE ADOPTION ANNEX


      The Issuer shall issue under Section 2.02(b) of the Indenture:

      o  Class 1-A Notes in an aggregate principal amount of $525,000,000,

      o Class 2-A Notes in an aggregate principal amount of $1,325,000,000,

      o Class A-IO Notes in an aggregate notional amount equal to the sum of the Class A-IO-1 Component Notional Balance and the Class A-IO-2 Component Notional Balance.

      The amount deposited in the "Additional Loan Account" for Loan Group 1 and for Loan Group 2 on the Closing Date is $131,066,717.58 and $127,280,388.08, respectively.

      The "Applicable Margin" means, for the Class 1-A Notes and for the Class 2-A Notes is 0.20% and 0.20%, respectively.

      The "Book-Entry Notes" are the Class 1-A Notes, The Class 2-A Notes, and the Class A-IO Notes.

      "Cap Contract Termination Date" means November 2011.

      "Cap Counterparty" means Barclays Bank PLC and its successors.

      "Cap Payment Schedule" is as follows:

   Payment      Notional        Cap         Payment      Notional         Cap
     Date     Schedule ($)   Strike (%)       Date     Schedule ($)   Strike (%)
   -------   -------------   ----------     -------    ------------   ----------
       1     1,325,000,000   7.45782%          34      432,178,144    15.53633%
       2     1,281,362,634   16.01892%         35      417,726,663    17.22245%
       3     1,239,162,416   16.55955%         36      403,751,124    15.53648%
       4     1,198,352,014   16.01892%         37      390,235,854    16.06111%
       5     1,158,885,656   16.01892%         38      377,165,694    15.53663%
       6     1,120,719,078   16.55955%         39      364,525,985    16.06127%
       7     1,083,809,472   16.01892%         40      352,302,550    15.53680%
       8     1,045,282,928   16.55955%         41      340,481,680    15.53688%
       9     1,007,888,132   16.01892%         42      329,050,117    16.06153%
      10      973,590,294    16.01892%         43      317,995,040    15.53705%
      11      941,308,020    17.75666%         44      307,304,049    16.06171%
      12      910,088,926    16.01892%         45      296,965,153    15.53723%
      13      879,897,998    16.05955%         46      286,966,758    15.53732%
      14      850,701,373    15.53510%         47      277,297,648    17.22356%
      15      822,466,306    16.05966%         48      267,946,979    15.53751%
      16      795,161,129    15.53520%         49      258,904,264    16.06219%


                                     2-1

   Payment      Notional        Cap         Payment      Notional         Cap
     Date     Schedule ($)   Strike (%)       Date     Schedule ($)   Strike (%)
   -------   -------------   ----------     -------    ------------   ----------
      17      768,755,216    15.53526%         50      250,159,360    15.53770%
      18      743,218,952    16.05982%         51      241,702,460    16.06240%
      19      718,523,696    15.53537%         52      233,524,078    15.53790%
      20      694,641,750    16.05994%         53      225,615,041    15.53801%
      21      671,546,329    15.53548%         54      217,966,480    16.06272%
      22      649,211,529    15.53554%         55      210,569,816    15.53822%
      23      627,612,300    16.62081%         56      203,416,752    16.06294%
      24      606,724,418    15.53566%         57      196,499,266    15.53845%
      25      586,524,454    16.06024%         58      189,809,600    15.53856%
      26      566,989,752    15.53578%         59      183,340,250    17.22496%
      27      548,098,404    16.06037%         60      177,083,961    15.53880%
      28      529,829,221    15.53591%         61      171,033,716    16.06355%
      29      512,161,712    15.53598%         62      163,629,705    15.53908%
      30      495,076,063    16.06058%         63      156,534,260    16.06388%
      31      478,553,110    15.53611%         64      149,734,521    15.53941%
      32      462,574,322    16.06072%         65      143,218,164    15.53959%
      33      447,121,777    15.53626%         66      136,973,380    16.06443%


      The "Certificates" mean the Class C Certificates, Class R-1
Certificates, and Class R-2 Certificates issued pursuant to the Trust
Agreement.

      A "Class" of Notes is any of the Class 1-A Notes, The Class 2-A Notes, and the Class A-IO Notes.

      A "Class 1-A Note" is any note executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A of the Indenture and related to Loan Group 1.

      A "Class 2-A Note" is any note executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 and related to Loan Group 2.

      The "Class Note Rate" for any Class of Principal Amount Notes is for the first Interest Period a per annum rate equal to the sum of the interpolated one-month and two-month LIBOR and the Applicable Margin, and for any subsequent Interest Period, a per annum rate equal to the least of

            (i) the sum of LIBOR as of the Adjustment Date for that Interest Period and the Applicable Margin,

            (ii) the Maximum Rate for that Class Notes for that Interest Period, and

            (iii) 16.00%.

The interpolated one-month and two-month LIBOR shall be equal to one-month LIBOR for the first Interest Period plus the product of



                                     2-2

            o the excess of two-month LIBOR for the first Interest Period over one-month LIBOR for the first Interest Period, multiplied by

            o a fraction whose numerator is the number of days from the one-month anniversary of the Closing Date to the first Payment Date and whose denominator is 30.

      The "Class A-IO-1 Component Note Rate" is zero on the first Payment Date and zero on each Payment Date after the sixth Payment Date and on each of the Payment Dates beginning on the second Payment Date and ending on the sixth Payment Date (inclusive) is equal to the lesser of

            o   4.00% and

            o the Weighted Average Net Loan Rate for Loan Group 1 minus the Class 1-A Note Rate of the Principal Amount Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the outstanding principal balance of the Mortgage Loans in Loan Group 1 for the previous Payment Date (minus Net Draws) and whose denominator is the Class A-IO-1 Component Notional Balance.

      The "Class A-IO-2 Component Note Rate" is zero on the first Payment Date and zero on each Payment Date after the sixth Payment Date and on each of the Payment Dates beginning on the second Payment Date and ending on the sixth Payment Date (inclusive) is equal to the lesser of

            o   4.00% and

            o the Weighted Average Net Loan Rate for Loan Group 2 minus the Class 2-A Note Rate of the Principal Amount Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the outstanding principal balance of the Mortgage Loans in Loan Group 2 for the previous Payment Date (minus Net Draws) and whose denominator is the Class A-IO-2 Component Notional Balance.

      The "Class A-IO-1 Component Notional Balance" for the second through the sixth Payment Date is the lesser of the Class A-IO-1 Component Scheduled Balance below and the outstanding principal balance of the Mortgage Loans in Loan Group 1 at the beginning of the related Collection Period (less related Net Draws). On the first Payment Date and each Payment Date after the sixth Payment Date, the Class A-IO-1 Component Notional Balance will be zero.

      The "Class A-IO-2 Component Notional Balance" for the second through the sixth Payment Date is the lesser of the Class A-IO-2 Component Scheduled Balance below and the outstanding principal balance of the Mortgage Loans in Loan Group 2 at the beginning of the related Collection Period (less related Net Draws). On the first Payment Date and each Payment Date after the sixth Payment Date, the Class A-IO-2 Component Notional Balance will be zero.




                                     2-3

        Payment Date        Class A-IO-1      Class A-IO-2 Component
                         Component Scheduled   Scheduled Balance ($)
                             Balance ($)

           Second          275,004,398.00         828,025,686.00
            Third          272,816,502.00         813,826,340.00
           Fourth          230,847,100.00         699,788,124.00
            Fifth          211,505,507.00         643,383,853.00
            Sixth          213,527,869.00         641,389,754.00

      The "Closing Date" is March 30, 2006.

      The "Co-Trustee" is Chase Bank USA, National Association, or any successor Co-Trustee under the Indenture.

      The last day of the first "Collection Period" is the last day of April
2006.

      The "Corporate Trust Office" of the Indenture Trustee at the date of execution of the Indenture is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structured Finance Services, Countrywide HEL CWHEQ 2006-D.

      The "Credit Enhancer" is XL Capital Assurance Inc. and any successor or replacement for the Credit Enhancer.

      The "Indenture Trustee" is JPMorgan Chase Bank, N.A., a national banking association.

      The "Initial Cut-off Date" is the later of March 23, 2006 and the date of origination of the relevant Initial Mortgage Loan.

      The "Insurance Agreement" is the insurance agreement dated as of the Closing Date among the Sponsor, the Master Servicer, the Depositor, the Issuer, the Indenture Trustee, and the Credit Enhancer.

      The "Insured Notes" are the Class 1-A Notes and the Class 2-A Notes.

      The "Interest Bearing Notes" are the Class 1-A Notes, the Class 2-A Notes, and the Class A-IO Notes.

      The "Interest Formula Rate" for a Class of Principal Amount Notes is the lesser of the rates in clauses (i) and (iii) of the definition of Class Note Rate.

      The "Latest Subsequent Closing Date" is the earlier of April 30, 2006 and the date the amount in each Additional Loan Account is less than $40,000.

      The "Loan Insurance Policy" is the policy dated March 30, 2006, policy number GKA1180, issued by Loan Insurance Policy Provider to the Co-Trustee.

      The "Loan Insurance Policy Provider" is United Guaranty Residential Insurance Company of North Carolina.

      The "Loan Insurance Premium Rate" means 0.996% per annum.



                                     2-4

      The "Maximum Rate" for a Class of Principal Amount Notes for any Interest Period is the Weighted Average Net Loan Rate for the Mortgage Loans in the related Loan Group for the Collection Period during which the Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which the Interest Period commences and a year assumed to consist of 360 days).

      The "Mortgage Loan Schedule" shall specify for each Mortgage Loan its
(i) account number, (ii) Credit Limit, (iii) Gross Margin, (iv) lifetime rate cap, (v) Cut-off Date Asset Balance, (vi) current Loan Rate, (vii) combined loan-to-value ratio, (viii) code specifying the property type, (ix) code specifying documentation type, (x) code specifying lien position, and (xi) code specifying whether the Mortgage Loan is a MOM Loan, and (xii) indication of the Loan Group.

      The "Net Loan Rate" for any Mortgage Loan on any day is the Loan Rate less

            o  the Servicing Fee Rate,

            o  Premium Percentage defined in the Insurance Agreement,

            o  the Loan Insurance Premium Rate, if applicable, and

            o  commencing with the Payment Date in May 2007, 0.50% per annum.

      A "Note" is any Class 1-A Note, Class 2-A Note, or Class A-IO Note executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 or A-2.

      The "Note Rate" refers to either the Class 1-A Note Rate, the Class 2-A Note Rate, the Class A-IO-1 Component Note Rate, or the Class A-IO-2 Component Note Rate, as applicable.

      The "Original Note Principal Balance" of the Notes is

      o  for the Class 1-A Notes, $525,000,000, and

      o  for the Class 2-A Notes, $1,325,000,000.

      The "Outstanding Amount" of the Outstanding Class A-IO Notes as a whole for the purposes of determining the exercise of voting privileges is equal to 1.0% of the aggregate Note Principal Balance of the Principal Amount Notes and of any portion of the Class A-IO Notes is their pro rata portion of the total Outstanding Amount of Class A-IO Notes determined by notional balance. The Outstanding Amount of Principal Amount Notes or of a Class of Principal Amount Notes that are Outstanding at the date of determination is their aggregate principal amount. Certain voting rights will be held solely by the Credit Enhancer as described in Section 11.17 of the Indenture.

      The "Owner Trustee" is Wilmington Trust Company, or any successor owner trustee under the Trust Agreement.

      The "Payment Date" is the Business Day after the fourteenth day of each month, beginning in May 2006.



                                     2-5

      The "Policy" is the note guaranty insurance policy number CA02871A issued by the Credit Enhancer.

      The "Premium Letter" means the letter agreement among the Credit Enhancer, the Indenture Trustee, the Sponsor and the Depositor dated the date hereof in respect of the premium payable in consideration of the issuance of the Policy.

      The "Principal Amount Notes" are the Class 1-A Notes and Class 2-A
Notes.

      The Payment Date referred to in the definition of "Rapid Amortization Commencement Date" is the Payment Date in April 2011.

      The "Record Date" for a Payment Date or redemption date for Book-Entry Notes (other than the Class A-IO Notes) is the close of business on the day before the Payment Date or redemption date. The record date for the Class A-IO Notes and for definitive Notes is the last day of the preceding month before the Payment Date or redemption date.

      "Reporting Subcontractor" with respect to the Master Servicer or the Indenture Trustee means any Subcontractor determined by the Master Servicer or the Indenture Trustee pursuant to section 7.08(b) of the Sale and Servicing Agreement to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of the Master Servicer or the Indenture Trustee and shall not refer to Subcontractors generally.

      The "Required Transferor Subordinated Amount" means as to any Payment Date and each Loan Group 0.500% of the initial principal balance of the related class of Class A Notes. Provided, however, that if, on any Payment Date after the 12th Payment Date, the Rolling Three Month Excess Spread Percentage with respect to a Loan Group is less than 1.750% or if, on any Payment Date after the 24th Payment Date, the Rolling Three Month Excess Spread Percentage with respect to a Loan Group is less than 2.000%, or if, on any Payment Date after the 12th Payment Date, the Excess Spread Percentage with respect to a Loan Group is less than 0.000%, then, in any such case, the Required Transferor Subordinated Amount for the related class of Class A Notes shall be 0.750% of the initial principal balance of that class of Class A Notes, until the related Rolling Three Month Excess Spread Percentage again equals or exceeds 1.750% or 2.000%, as applicable, and until the related Excess Spread Percentage exceeds 0.000% on a subsequent Payment Date.

      The "Scheduled Maturity Date" is the Payment Date in May 2036.

      The "Servicing Fee Rate" is 0.50% per annum.

      The "Trust" is the CWHEQ Revolving Home Equity Loan Trust, Series 2006-D, a Delaware statutory trust established pursuant to the Trust Agreement, dated as of March 27, 2006, between Countrywide Home Loans, Inc., the Depositor, and Wilmington Trust Company.

      The title of the Additional Loan Accounts for Loan Group 1 and Loan Group 2 are "JPMorgan Chase Bank, N.A., as Indenture Trustee, Additional Loan Account for Loan Group 1 for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 2006-D and XL Capital Assurance


                                     2-6

Inc." and "JPMorgan Chase Bank, N.A., as Indenture Trustee, Additional Loan Account for Loan Group 2 for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 2006-D and XL Capital Assurance Inc.," respectively.

      The date in each year by which the Issuer will furnish an Opinion of Counsel pursuant to Section 3.06(b) is September 30 beginning in 2007.

      The first year after which an annual compliance statement pursuant to
Section 3.09 is due is 200[7].

      The wiring instructions for Section 6.15(c) are:

            for the Co-Trustee:

                  JPMorgan Chase Bank
                  ABA#: 021-000-021
                  Acct Number: 507953991
                  Acct Name: Delaware Incoming Wire Account
                  Ref: Account #: [_____] CWHEQ 06-D Loan Ins Policy
                                  Premium A/C

            for the Indenture Trustee:

                  JPMorgan Chase Bank, N.A. - Houston, TX.
                  ABA# 113000609
                  Acct Number: 00103409232
                  Acct Name: Houston Structured Finance
                  Ref: CWHEQ 2006-D

      The date in each year by which the Indenture Trustee will furnish reports pursuant to Section 7.04 is March 15 beginning in 2007.

      The title of the Payment Account is "JPMorgan Chase Bank, N.A., as Indenture Trustee, Payment Account for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 2006-D."

      The title of the account established by the Co-Trustee is "CWHEQ Revolving Home Equity Loan Trust Series 2006-D Loan Insurance Policy Premium Account."

      The Payment Date referred to in Section 8.03(b) of the Indenture is the Maturity Date.

      The date of the Prospectus Supplement is March 29, 2006.

      Addresses for notices under Section 11.04 are:

      For the Issuer at:

            CWHEQ Revolving Home Equity Loan Trust, Series 2006-D
            Wilmington Trust Company, as Owner Trustee


                                     2-7

            Rodney Square North
            1100 North Market Street
            Wilmington, DE 19890-0001
            Attention: Corporate Trust Administration;

      For the Credit Enhancer at:

            XL Capital
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Surveillance
      For the Co-Trustee at:

            Chase Bank USA, National Association
            500 Stanton Christiana Road,
            Ops 4, Floor 3
            Newark, DE 19713
            Attention: Worldwide Securities Services;

      For the Rating Agencies at:

      in the case of Standard & Poor's:

            Standard & Poor's,
            a division of The McGraw Hill Companies, Inc.
            55 Water Street
            New York, NY 10041

      and in the case of Moody's,

            Moody's Investors Service, Inc.
            99 Church Street, 4th Floor
            New York, NY 10007


                                     2-8